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                                                                    EXHIBIT 10.5


                       GLOBAL CAPITATION AGREEMENT BETWEEN
                           GROUP HEALTH PLAN, INC. AND
                                BJC HEALTH SYSTEM

         THIS AGREEMENT, executed this 12th day of March, 1997 is between GROUP HEALTH PLAN, INC. ("GHP") on behalf of itself and its affiliated company, HEALTHCARE USA OF MISSOURI, LLC ("HCUSA") (collectively "Plan") and BJC HEALTH SYSTEM ("BJC") for the purpose of setting forth the terms and conditions under which BJC shall provide certain services to Plan, as defined herein. This Agreement shall become effective on the actual date of closing of the Asset Purchase Agreement between the GHP and BJC of even date herewith ("Effective Date"). For services rendered on or after its Effective Date, this Agreement supersedes and replaces any existing agreements between Plan and BJC, and between Plan and BJC Providers (as defined herein), relating to the same subject matter.


                                    SECTION 1
                                   DEFINITIONS

1.1 BENEFIT PLAN: The group agreement, certificate of coverage ("COC") and other documents that describe the terms and conditions of a Member's health care coverage and identifies the Covered Services that the Plan or a Payor has agreed to pay for on behalf of Members. For purposes of this Agreement unless otherwise specifically limited in an Exhibit, the term "Benefit Plan" shall include without limitation coverage provided under governmental and commercial insured products, (including without limitation Medicare Risk, Medicare Cost and Medicaid) or self-funded employer "administrative services only" arrangements ("ASO"), and other products offered or administered by Plan during the term of this Agreement and any extensions or renewals thereof.

1.2 BJC PROVIDER: A physician, facility or other health care provider, duly licensed and/or qualified under the laws of the jurisdiction in which Covered Services are rendered, that is an entity owned or controlled by, or under common control or affiliated with BJC, or is an employee of or under contract with such entity, and/or that has entered into an agreement with BJC for the provision of Covered Services to Members pursuant to this Agreement (including those providers listed in EXHIBIT B and those providers credentialed by BJC now or in the future pursuant to this Agreement).

1.3 BJC PROVIDER AGREEMENT: The agreement between a BJC Provider and BJC that describes such Provider's rights and obligations regarding the provision of Covered Services to Members, including BJC Members, in accordance with this Agreement. All BJC Provider Agreements shall comply with applicable state and federal laws and BJC shall use its best efforts to assure that all BJC Provider Agreements include a provision requiring compliance with the terms of this Agreement. To the extent BJC is able with best efforts to include such a provision, BJC agrees that it shall enforce the terms of BJC Provider Agreements.


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1.4  BJC SERVICE SITES: The locations where BJC has established or will establish BJC Providers or networks of BJC Providers which will be made available to Members under this Agreement. BJC's Service Sites are more specifically identified in EXHIBIT C.

1.5 COVERED SERVICES: All of the health care services and supplies covered under the Member's Benefit Plan and which are within the scope of services normally provided by any particular BJC Provider to patients other than Members.

1.6 EMERGENCY/EMERGENCY MEDICAL SERVICES: Term shall have the same meaning as that set forth in the applicable Benefit Plan, unless otherwise required by law, in which case such term shall have the meaning required by law.

1.7 MEDICAL CENTERS: The Medical Centers and accompanying assets and physician group practice transferred to BJC by Plan pursuant to that certain Asset Purchase Agreement between the parties of even date herewith.

1.8 MEDICALLY NECESSARY: Term shall have the same meaning as that set forth in the applicable Benefit Plan, unless otherwise required by law, in which case such term shall have the meaning required by law.

1.9 MEMBER: An individual who is properly enrolled in or through GHP and who is eligible to receive Covered Services under any Benefit Plan offered by or through Plan, it being the intent of the parties that this Agreement shall govern all services rendered by and between the parties on an "all product, all payor, all membership" basis. The term "Member" (including BJC Member, BJC Medicaid Member and BJC Medicare Member) is more specifically defined in EXHIBITS A-1, A-2, A-3 AND A-4.

1.10 OPERATING COMMITTEE: The group jointly formed by the parties and consisting of an equal number of representatives from each party (which shall include the Contact Persons identified by each party pursuant to the terms of this Agreement) and which will perform the advisory functions delineated in Section
10.8 of this Agreement.

1.11 PARTICIPATING PROVIDER: A health care professional or facility, including BJC Providers, that has or is governed by a written participation agreement which is in effect with Plan, directly or through another entity, to participate in one or more networks of providers for the purpose of rendering Covered Services to one or more groups of Members.

1.12 PAYOR: The entity, organization, agency or persons authorized by Plan to access one or more of Plan's networks of Participating Providers and that has the financial responsibility for payment of Covered Services covered by a Benefit Plan (and for certain types of Benefit Plans, Payor shall include Plan).

1.13 PLAN'S SERVICE AREA: Those counties in Missouri and Illinois in which Plan is now or in the future will be licensed, certified or otherwise authorized to offer Benefit Plans to Members. Plan's current Service Area is more fully described in EXHIBIT D.


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1.14 PRIMARY CARE PHYSICIAN/PCP: A Doctor of Medicine (M.D.) or a Doctor of
Osteopathy (D.O.) who (1) is a pediatrician, family practitioner, internist, or such other practitioner as required by law or authorized by Plan, (2) is duly licensed and qualified under the laws of the jurisdiction in which Covered Services are rendered; and (3) has been selected by a Member to provide or arrange for the provision of all Covered Services to that Member. To the extent a particular provision in this Agreement or any Exhibit refers only to a PCP who is a part of the BJC network of providers covered by this Agreement, such provision shall use the term "BJC PCP." To the extent a particular provision in this Agreement or any Exhibit refers only to PCPs who participate in one or more GHP networks of providers but who are not BJC PCPs, such provision shall use the term "Participating PCP."


1.15 REFERRAL AUTHORIZATION: The approval by a Member's PCP (or, for Medicaid Members, by HCUSA) in a format determined by Plan, which may be an electronic format, for a health professional or facility to render certain Covered Services to a Member.

1.16 REFERRAL PHYSICIAN: An M.D. or a D.O. (1) who is a BJC Provider or a Participating Provider, (2) who is duly licensed and qualified under the laws of the jurisdiction in which Covered Services are rendered, (3) who is not a PCP, and (4) to whom a Member has been referred by a PCP for the provision of specified Covered Services.

1.17 UTILIZATION REVIEW ("UR") AND/OR UTILIZATION MANAGEMENT ("UM"): Processes by which Plan (or, if applicable, by which BJC) reviews and determines the Medical Necessity and appropriateness of Covered Services provided or to be provided, to Members on a prospective, concurrent, or retrospective basis.

                                    SECTION 2
                          OBLIGATIONS OF PLAN OR PAYOR


2.1 PAYMENT TO BJC. For the services rendered by BJC pursuant to this Agreement, and for the provision of Covered Services to Members (including without limitation BJC Members) by providers (including without limitation BJC and Participating Providers), Plan/Payor shall pay BJC as provided in EXHIBITS A-1, A-2, A-3 AND A-4 depending on the type of Benefit Plan under which the Member to whom Covered Services is rendered is covered.


2.2 PLAN CONTACT PERSON. Plan shall provide BJC with the name of a Plan representative who shall be assigned to BJC to respond to questions regarding for Covered Services and other services under this Agreement (including without limitation claims, Member Services, eligibility, UM, credentialing and peer review). The name, title, address, telephone/fax number and, if available, accessible e-mail address of the Plan Contact Person shall be specified in EXHIBIT M.


2.3 MEMBER SERVICES. Plan shall perform Member services, including enrollment, responding to Member telephone and written inquiries, complaints, grievances and appeals, Member and Provider grievance processes, billing and collection of premium payments. BJC agrees that the Plan or Payors shall have the final discretionary authority to make all decisions


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with respect to claims related (and not professional liability or personal injury related) Member grievances and appeals whether pursued by Member through the Plan's Member and Provider grievance process or through regulatory authorities. The Plan shall act reasonably and in good faith in making all such determinations. The parties agree that to the extent BJC disagrees with a Plan grievance determination it shall be subject to the dispute resolution process delineated in Section 8 of this Agreement; however, any resolution to the dispute shall be enforceable only between the parties and shall not change the effect upon the Member involved in such grievance process who shall be protected by provisions set forth in Section 5 of this Agreement.


2.4 PROVIDER SERVICES. Plan shall retain oversight and review of BJC's performance of services relating to BJC Providers, including monitoring and oversight of recruitment and credentialing activities performed by BJC at such time as and to the extent such activities are delegated to BJC by Plan, and BJC's expansion, if any, of BJC's Service Sites during the term of this Agreement to provide Members additional access to BJC Providers within Plan's Service Area.

2.5 MARKETING, FINANCE AND UNDERWRITING. Plan shall perform sales and marketing, finance and underwriting functions in conformance with Plan's previous performance levels, including development and regulatory approval of new Benefit Plans, and underwriting services. Plan's underwriting services generally shall be performed in conformance with Plan's underwriting guidelines, standard Plan practices and sound business judgment with respect to the acceptance of new groups covered by this Agreement.

2.6 QUALITY IMPROVEMENT. Plan shall perform quality improvement functions including without limitation NCQA related activities as determined by Plan.

2.7 INFORMATION SYSTEMS. The parties shall work closely together to facilitate efficient transfers of information needed for performance of each of their duties under this Agreement. The parties agree that they shall use their best efforts to determine within 90 days from the date this Agreement is executed the forms of reports which shall be exchanged during the term of this Agreement. Such forms of reports, when completed, shall be attached as EXHIBIT E.

2.8 CLAIMS PROCESSING. Plan shall be responsible for processing claims for Covered Services provided to Members. Plan shall provide claims processing information to BJC in accordance with the timetables for and forms of reports set forth in EXHIBIT E, and shall use its reasonable efforts to provide the reports in mutually acceptable format, which may include an electronic format. Plan shall use the same efforts with respect to BJC Members as it uses with other Members (but in no event less than reasonable efforts in the ordinary course of business) to conduct coordination of benefits and other third party claims and subrogation recovery to the extent permitted by law (including without limitation the rules of the State of Missouri applicable to Medicaid Members).


2.9 REPRESENTATIONS AND WARRANTIES. Plan represents and warrants that (1) it has been and will continue to be properly formed, licensed, and certified pursuant to the laws of the jurisdiction in which the services in this Agreement are rendered; (2) it has the unqualified


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authority to and hereby binds itself to all of the terms and conditions of this
Agreement, including any Appendices, Attachments and Exhibits, as applicable;
(3) the reports showing the number of Members who have selected a PCP whose principal practice is located at a Medical Center provided to BJC through the due diligence process that preceded the Effective Date of this Agreement are true and accurate as of the date on which such reports were generated (a copy of the reports are attached hereto as EXHIBIT F; (4) it shall maintain adequate capital and surplus, and operate in a financially sound fashion such that it remains in compliance with applicable state and federal laws.


2.10 REFERRAL CONTRACTS. From and after the Effective Date of this Agreement, Plan agrees that it shall not execute or renew a contract for the provision of Covered Services to BJC Members which requires an exclusive referral arrangement, or which requires BJC and/or BJC Providers to make referrals in connection with a BJC Member to any individual Participating Provider, or group of Participating Providers in the absence of BJC's express written consent, which consent shall not be unreasonably withheld.

2.11 ADDITIONAL PLAN OR PAYOR OBLIGATIONS. Additional obligations and performance standards of Plan or Payor are set forth in the Exhibits to this Agreement.

                                    SECTION 3
                               OBLIGATIONS OF BJC

3.1 PROVIDER REQUIREMENTS: BJC shall arrange for BJC Providers to provide Covered Services to all Members regardless of the type of Benefit Plan or Payor covering such Member and regardless of the frequency or degree such Members utilize Covered Services. BJC shall, and shall use its best efforts to cause BJC Providers to, cooperate with all medical management, utilization management, credentialing, quality assessment, peer review, or other similar programs established by Plan and/or by BJC under this Agreement. BJC shall use its best efforts to assure that BJC Providers comply with all applicable obligations set forth in this Agreement and BJC shall assure that BJC Providers comply with the member protection/no balance billing provisions set forth in this Agreement, with applicable obligations set forth in BJC Provider Agreements, including without limitation the following:


         (1) BJC Providers shall provide Covered Services to all Members, and shall accept all Members as new patients in accordance with the terms of this Agreement and at least on the same basis as BJC Provider is accepting non-Members as new patients without regard to type of Benefit Plan or Payor, race, religion, gender, color, national origin, age or physical or mental health status.

         In addition, BJC agrees that each of the Medical Centers shall remain adequately staffed with BJC Providers and BJC PCPs to provide continuous capacity to serve no less than 1000 Members per Medical Center in addition to the number of Members served as of the Effective Date. Employed, owned, and controlled BJC Providers (including those under common control with BJC) shall not, in any event, close their provider panel to Members and simultaneously remain open to payors not covered by this Agreement.


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         (2) BJC Provider may inquire regarding the current status of the
         Member's eligibility for Covered Services by requesting presentation by the Member of his or her identification card or by contacting Plan during normal office hours. However, if Plan subsequently learns or determines that the individual was not eligible for coverage for the services rendered, those services shall not be eligible for payment under this Agreement. BJC Provider may then directly bill the individual for such services. Notwithstanding the foregoing, in the event Plan confirms eligibility to a BJC Provider after 45 days following the effective date for the eligibility change, and BJC and BJC Provider use reasonable efforts to collect its fees for such services using customary collection practices (to include at least billing the Member through 2 billing cycles) and is unsuccessful in collecting such amounts from the Member, BJC and BJC Provider may submit such claims to Plan for payment at a rate of 50% of the fee schedules set forth in Exhibit A-4.

         (3) BJC Provider shall comply with protocols of Plan and/or BJC, including without limitation the following:

                  (i) Referral of Members only to other Participating Providers or BJC Providers unless otherwise authorized by Plan and BJC pursuant to the Member's Benefit Plan.

                  (ii)  Compliance with approved billing procedures of Plan.

                  (iii) Obtain prior authorization and/or precertification for certain Covered Services as defined by Plan.

                  (iv) Compliance with any provider administrative manual, credentialing plan or contracting standards, as modified from time to time by Plan and/or BJC.

         (4) If the Member's Benefit Plan requires the Member to receive all or any Covered Services from or upon Referral Authorization by a PCP or Plan, the following additional protocols must be adhered to when those Covered Services are provided by ancillary and referral providers and Referral Physicians: (i) Referrals to other Participating Providers, non-Participating Providers, and BJC Providers must first be authorized by the Member's PCP (or for Medicaid Members, by HCUSA); and (ii) Covered Services must be provided pursuant to the terms and limitations of the Referral Authorization issued by or on behalf of the Member's PCP or by HCUSA, as applicable.

         (5) BJC Provider shall comply with the following requirements for admitting Members to a hospital:

                  (i) Admit Members on the day of surgery, unless the Member's medical condition requires otherwise and BJC Provider has obtained prior authorization from Plan.


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                  (ii)  Notify Plan by telephone prior to a scheduled authorized admission of a Member.

                  (iii) In the event of an Emergency admission under the direction of BJC Provider, notify Plan within 24 hours of the admission or, for admissions occurring during a weekend or holiday, by the end of the first working day thereafter.

                  (iv) If BJC Provider is a Referral Physician and the Member's Benefit Plan requires the Member to receive all or any Covered Services from or upon Referral Authorization by a PCP or Plan, such BJC Provider also must notify the Member's PCP of all admissions and comply with applicable Plan required protocols when those Covered Services are provided.

         Failure to comply with the protocols of Plan may result in sanctions against BJC Provider, including without limitation loss of reimbursement to BJC in accordance with the performance standards and sanctions set forth in EXHIBIT G, and upon repeated failure to comply by a specific BJC Provider, sanctions up to and including termination of that BJC Provider's participation under this Agreement as set forth in EXHIBIT G.

         (6) BJC Provider and BJC shall cooperate with the Plan's (and for Medicaid Members, with the State of Missouri's) coordination of benefits, third party claims recovery and subrogation rules to the extent permitted by law.

3.2 PAYMENT TO PROVIDERS. BJC shall be solely financially responsible for the compensation remitted to BJC Providers and Participating Providers for all Covered Services rendered to BJC Members whether provided in or outside of Plan's Service Areas and BJC's Service Sites. BJC shall and shall ensure that BJC Providers hold harmless and indemnify Plan and Payor against any claims for compensation by a BJC Provider. BJC shall hold harmless and indemnify Plan and Payor against any claims for compensation by a Participating Provider for Covered Services for which GHP has made payment to BJC out of the Claims Payment Account. BJC shall and shall assure that Providers provide Plan with Referral Authorizations and other information required for Plan to process and reconcile claims presented for payment by Providers within no later than 60 days from the date of service. Failure to submit claims within 90 days of the date of service or inpatient discharge may result in BJC and BJC Providers forfeiting the right to payment for such claims (member protection provisions in Section 5 below apply). The process by which BJC Providers and Participating Providers are paid shall comply with the terms and conditions set forth in this Agreement (including without limitation Section 3.4 and Section 3.1) and in EXHIBIT A-1, AND A-2, A-3, AND A-4.

3.3 PROVIDER PARTICIPATION. BJC shall require that its BJC Providers who are PCPs participate solely with BJC for the purpose of rendering Covered Services to Members. BJC shall notify Plan promptly in the event it knows or becomes aware of PCPs who participate with more than one (1) medical group, IPA or PHO for the purpose of rendering Covered Services to Members. The parties understand and agree that BJC shall as soon as possible after the Effective


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Date but not later than October 1, 1997 use its reasonable efforts to contract and include in its network all physicians that are affiliated or under contract with BJC. Notwithstanding anything herein to the contrary, Plan may request that BJC recruit and, if such physician meets BJC criteria, accept as a BJC Provider a specific physician(s) who meets Plan's participation requirements. In the event Plan makes such a request and Plan demonstrates a reasonable need for such a physician, BJC shall use its best efforts to recruit such physician as a Provider. Plan agrees not to contract directly with such physician until 30 days after Plan makes such a request of BJC.


3.4 REPRESENTATIONS AND WARRANTIES. BJC represents and warrants that (1) it and BJC Providers have been and will continue to be properly formed, licensed, and certified pursuant to the laws of the jurisdiction in which the services in this Agreement are rendered; (2) it has the unqualified authority to and hereby binds itself and BJC Providers to all of the terms and conditions of this Agreement, including any Appendices, Attachments and Exhibits, as applicable; (3) BJC will enforce and include the required Member Protection and "no balance billing" provisions set forth in Section 5 of this Agreement in each of its contracts or other agreements with BJC Providers, and Members and Plan will explicitly be made beneficiaries of such provision; and (4) all documents reviewed by Plan prior to execution of this Agreement, including without limitation any balance sheets and financial statements, are true and accurate as of the date shown on such balance sheets and financial statements; and (5) BJC shall at all times remain in compliance with all covenants under all debt agreements and if BJC at any time is not in compliance with such covenants, BJC shall notify Plan simultaneously with any notification to any creditors, agencies, and/or regulators. BJC also agrees that if any terms in any BJC documents (including BJC Provider Agreements) conflict or appear to conflict with this Agreement, the terms in this Agreement (including any Appendices, Attachments and Exhibits, as applicable) shall prevail.


3.5 LAWS, REGULATIONS, LICENSURE. At all times during the term of this Agreement and any extensions thereof, BJC shall and shall assure that BJC Providers maintain and comply with all federal, state and local licenses, certifications and permits, without material restriction, which are required to provide the services BJC and BJC Providers are obligated to provide under this Agreement. At all times during the term of this Agreement and any extensions thereof, BJC shall (and shall assure that BJC Providers and BJC Provider Agreements) comply with all applicable federal and state laws and regulations related to this Agreement and the services to be provided hereunder; including but not limited to statutes and regulations related to fraud and abuse, physician incentive plan regulations, discrimination, disabilities, confidentiality, self-referral, false claims, NCQA and HCFA requirements (for example, PIP rules and prohibited marketing practices).

3.6 BJC CONTACT PERSON. BJC shall provide Plan with the name of a BJC representative who shall be assigned to Plan to respond to questions regarding Covered Services and other services under this Agreement (including without limitation claims, Member Services, eligibility, cash transfers to accounts established under the Exhibits to this Agreement, UM, credentialing and peer review). The name, title, address, telephone/fax number and, if available, an accessible e-mail address of the BJC Contact Person are set forth in the attached EXHIBIT M.



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3.7 ADDITIONAL BJC OBLIGATIONS. Additional obligations and performance standards of BJC and BJC Providers are set forth in the Exhibits to this Agreement.

                                    SECTION 4
                               DELEGATED FUNCTIONS


The parties acknowledge that it is their intent that subject to Plan's reasonable determination based on BJC meeting Plan standards, BJC will assume delegated responsibilities for certain functions under this Agreement. Therefore, at such time as BJC meets all Plan standards (including NCQA standards) related to the delegation of certain Credentialing and UM functions, and to the extent the parties mutually agree to delegate one or more other functions from Plan to BJC (such as, for example, claims processing) upon BJC meeting all mutually agreeable Plan standards, the function, the responsibilities and rights of both parties shall be set forth in EXHIBIT H to this Agreement.


                                    SECTION 5
                          MEMBER PROTECTION PROVISIONS

BJC shall assure that BJC and all BJC Providers comply with the terms of this
Section 5. BJC Provider shall accept as payment in full for Covered Services rendered to Members such amounts as are paid by BJC, and BJC shall accept as payment in full for Covered Services rendered by BJC Providers to Members such amounts as are paid by Plan/Payor pursuant to this Agreement. In no event, (including without limitation non-payment by BJC or Plan/Payor for Covered Services rendered to Members by Provider for whatever reason, including claim submission delays and/or UM sanctions, insolvency of BJC or Plan/Payor, or breach by BJC or Plan/Payor of any term or condition of this Agreement), shall BJC Provider or BJC bill, charge, collect a deposit from, seek compensation, remuneration or reimbursement from, or have any recourse against any Member for Covered Services eligible for payment under this Agreement, nor shall BJC or a BJC Provider bill a Member for the difference between BJC Provider's or BJC's charges and the amount BJC Provider/BJC has agreed to accept as full payment under this Agreement. BJC Provider shall collect from the Member and may retain collected Copayments, Deductibles or charges for services which are not Covered Services (whether by reason of an exclusion, exhaustion of benefits, benefit maximums, ineligibility of the Member to the extent permitted by the Exhibits to this Agreement, or similar bases, but not by reason of a UR determination) under the Member's Benefit Plan. Failure to comply with the provisions of this Section may result in sanctions including without limitation loss of reimbursement, payment of any Member's or Plan/Payor's costs of defense or collection arising out of such failure, up to and including financial penalties and/or termination of participation under this Agreement as described in the performance standards and sanctions provisions in EXHIBIT G.

BJC further agrees that: (i) the no balance billing provision herein shall survive the termination of the Agreement regardless of the cause giving rise to termination and shall be construed to be for the benefit of Members and Plan/Payor; and (ii) this no balance billing provision supersedes any oral or written contrary agreement now existing or hereafter entered between BJC and/or a BJC Provider and a Member or a person acting on his/her behalf.




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Any modification, addition or deletion to the provisions of this Section shall become effective on a date no earlier that sixty (60) days after the appropriate State Department of Insurance or applicable state and federal regulatory agency received written notice of such proposed change and has approved such change.

                                    SECTION 6
                              LIABILITY OF PARTIES


6.1 RESPONSIBILITY FOR DAMAGES. Each party shall retain responsibility for its own negligence and intentional misconduct. Each party shall be responsible for any and all third party damages, claims, liabilities, settlements, or judgments ("Actions") of the other party to the extent such Actions arise out of the party's breach of this Agreement, negligence or intentional wrongdoing. Any costs for such Actions incurred at any time by a party as a result of the other party's breach of this Agreement, negligence or intentional wrongdoing shall be paid for or reimbursed by the breaching party to the extent such costs arise out of the breaching party's breach, negligence or intentional wrongdoing provided that the breaching party has received reasonable and timely notice of and been given the opportunity to select counsel of its choice and defend against such Actions. In addition, the BJC and BJC Providers shall indemnify and hold harmless Plan from imputed, constructive or vicarious liability for any loss, expense or attorneys' fees incurred in the settlement or satisfaction of any personal injury or professional malpractice Action to the extent such liability proximately results from the negligent acts or omissions of BJC or BJC Providers, or their respective employees, agents or contractors ("Responsible Party"). This Section shall survive the termination of this Agreement.


6.2 BJC INSURANCE.


         (1) Professional Liability: BJC shall, and shall require BJC Providers to, procure and maintain professional liability insurance or self-insurance arrangements reasonably acceptable to Plan which covers the services BJC and BJC Providers are rendering under this Agreement, with minimum limits in the amounts of $1,000,000 per occurrence and $3,000,000 annual aggregate per facility which is a BJC Provider and, in the case of a BJC Provider physician, an equal to the greater of the applicable state required minimum or the standard then prevailing in the community in which such BJC Provider is located. BJC and facility/hospital BJC Providers also shall procure and maintain comprehensive general and/or umbrella liability insurance or self-insurance arrangement reasonably acceptable to Plan in the amount of $1,000,000 per occurrence and aggregate. BJC's and BJC Provider's professional liability insurance (or reasonably acceptable self-insurance) shall be either occurrence or claims made with an extended period reporting option under such terms and conditions as may be reasonably required by Plan and available for BJC and/or BJC Providers to purchase or arrange at a reasonable cost. Prior to or within 30 days following execution of this Agreement by BJC and at each policy renewal thereafter, BJC shall submit to Plan in writing evidence of the aforementioned coverages and of each BJC Provider's coverage. BJC shall notify Plan in writing within 15 days of any changes in carriers, termination of, renewal of, or other material changes in BJC's and/or BJC


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         Providers' liability insurance or coverage arrangement, including reduction of limits, erosion of aggregate, changes in retention or non-payment of premium.

         (2) Stop Loss: BJC shall provide for stop loss coverage in such amounts and types required in applicable statutes and regulations for any BJC Providers placed at Substantial Financial Risk (as that term is defined in applicable statutes and regulations, including without limitation the Health Care Financing Administration ("HCFA") Physician Incentive Plan ("PIP") regulations) in connection with this Agreement.


         (3) Errors and Omissions: BJC shall secure and maintain Errors and Omissions ("E & O") Coverage with such coverage limits as are reasonably acceptable to Plan and attached hereto as EXHIBIT I for any managed care delegated function, as defined herein, BJC undertakes pursuant to this Agreement.

In the event BJC fails to comply with the terms of this Section 6.2 after 30 days prior written notice from Plan to BJC, Plan may elect (but shall not be obligated to BJC or to BJC Providers) to purchase the appropriate insurance coverage on BJC's and/or BJC Provider's behalf and deduct the cost of such insurance coverage from amounts payable to BJC under this Agreement.

6.3 PLAN'S INSURANCE. Plan, at its sole cost and expense, shall procure and maintain comprehensive general liability, professional liability and other necessary insurance standard in the insurance industry and as required by applicable regulatory authorities to insure Plan and its employees, acting within the scope of their duties, against claims for damages caused by the negligence or intentional misconduct of Plan or its employees in connection with the performance of Plan's responsibilities under this Agreement. Such insurance shall have minimum limits of one $1 million per claim and three $3 million in the aggregate. Plan shall use its best efforts to provide BJC with written evidence of such coverage within 15 days of BJC's written request. Plan shall notify BJC within 15 days any cancellation, termination, non-renewal or material modification of any coverage maintained pursuant to this provision.


                                    SECTION 7
                                BOOKS AND RECORDS

7.1 MAINTENANCE OF AND PLAN ACCESS TO/AUDIT OF INFORMATION. BJC shall (and shall cause BJC Providers) to maintain, in accordance with standard and accepted practices, such medical, financial, accounting and other records ("Records") as shall be necessary or appropriate for Plan to monitor and review BJC's services under this Agreement, or to perform UR, QI, credentialing, billing/claims verification functions, or to prepare for the defense of a law suit in which Plan deems such records relevant, and to perform any other functions necessary for the administration of this Agreement, including without limitation ongoing medical chart reviews and access to other Records for purposes of HEDIS reporting, statistical reporting required by employer groups, and NCQA related activities. During regular business hours and upon reasonable notice and demand, Plan shall have access to, the right to audit and obtain copies of all information and records within the possession of or reasonably accessible to or under the control of BJC or BJC Providers which are related to the services provided under this Agreement, including those relating to Covered Services rendered by BJC Providers. Unless a longer time period is required by applicable statutes or regulations, Plan shall have such access during the term of this Agreement and for 10 years following its termination. Records or copies of records requested by Plan shall be provided within no more than 7 days from the date such request is made, except in the case of an audit or site visit by Plan where records or copies of records shall be provided at the time of the audit or site visit. Plan's access to peer review records of BJC Providers shall be granted only in accordance with Section 7.3 below.


BJC's or a BJC Provider's unreasonable refusal to grant access to its books, documents, subcontracts or records as requested by the Plan or as required by any Federal or State law or regulations shall constitute a breach of this Agreement, and may result in the imposition of sanctions up to and including financial penalties to the extent permitted by and described in the EXHIBIT G to be determined by the parties covering performance standards and sanctions, or in the case of repeated failure to comply by a specific BJC Provider, sanctions up to and including termination of that BJC Provider's participation under this Agreement to the extent permitted by and described in EXHIBIT G. In the event of a BJC Provider termination under such circumstances, BJC and/or a BJC Provider, as applicable, will not be entitled to any consequential, general or specific costs, expenses or damages of any kind, but shall be entitled to remuneration according to the terms of this Agreement for Covered Services rendered prior to the termination date.


7.2 AGENCY ACCESS TO INFORMATION. The federal, state and local government, accrediting organizations, and any of their authorized representatives shall have access to, and Plan, BJC and BJC Providers are authorized and hereby required to release, in accordance with applicable statutes, regulations, accrediting standards and guidelines, all information and records or copies of such, within their possession, under their control or accessible to them without undue burden, which are pertinent to and involve transactions related to this Agreement, and access which is necessary to comply with statutes, regulations, standards, and guidelines applicable to Plan, BJC or BJC Providers.

7.3 PLAN'S RIGHT TO BJC PROVIDER INFORMATION. Upon reasonable notice by Plan, BJC shall provide Plan with all reasonably requested information regarding each BJC Provider to the extent Plan's request pertains to a Member and BJC possesses such information or can obtain it without undue effort or expense. Plan reserves the right upon reasonable advance notice to review and obtain copies of any files related to the credentialing of any current or future BJC Providers during the term of this Agreement to the extent Plan's request pertains to a Member, or to the extent Plan has delegated applicable functions to BJC. Plan reserves the right to approve the Participation, on-site review and location, or require the imposition of sanctions upon or termination of any BJC Provider rendering services hereunder. Notwithstanding the foregoing, Plan shall not be provided copies of or access to the actual minutes of peer review proceedings conducted by or on behalf of a BJC Provider.

7.4 MAINTENANCE OF AND BJC ACCESS TO/AUDIT OF INFORMATION. Plan shall maintain, in accordance with standard and generally accepted practices, such medical, financial, accounting and other records ("Records") as shall be necessary or appropriate for BJC to monitor and review

Plan's services under this Agreement, or to perform other functions as may be delegated by Plan to BJC from time to time, or to prepare for the defense of a law suit in which BJC deems such records relevant, or to perform any other functions necessary for the administration of this Agreement. During regular business hours and upon reasonable notice and demand, BJC shall have access to, the right to audit and obtain copies of all information and records within the possession of or reasonably accessible to or under the control of Plan which are related to the services provided under this Agreement, including records relating to Members' claims processed by Plan. Unless a longer time period is required by applicable statutes or regulations, BJC shall have such access during the term of this Agreement and for ten (10) years following its termination. Records or copies of records requested by BJC shall be provided within no more than seven (7) days from the date such request is made, except in the case of an audit by BJC where records or copies of records shall be provided at the time of the audit.

Plan's unreasonable refusal to grant access to its books, documents, or records as requested by BJC or as required by any Federal or State law or regulations shall constitute a breach of this Agreement, and may result in the imposition of sanctions up to and including financial penalties to the extent permitted by and described in EXHIBIT G to be developed by the parties setting forth performance standards and related sanctions/penalties.

7.5 BJC'S RIGHT TO PARTICIPATING PROVIDER INFORMATION. Plan shall inform BJC of the termination of a Participating Provider (who is not a BJC Provider) who participates with or accepts referrals from BJC and BJC Providers the earlier of sixty (60) days prior to such Participating Provider's termination with Plan, or as soon after Plan receives notice of such Participating Provider's termination as possible.

7.6 PHYSICIAN INCENTIVE PLANS INFORMATION. Upon request, BJC shall provide Plan with information pertaining to its compensation arrangements ("Arrangements") that provide physician BJC Providers with incentive payments for referral services not directly provided by BJC Providers. The information furnished by BJC to Plan shall be of such type and in such form as the Plan may require to enable it to comply with federal law. In the event Plan permits BJC to provide Plan with an attestation concerning the type and scope of such Arrangements, Plan reserves the right but not the obligation to audit and inspect such documents of BJC as Plan deems necessary to substantiate the basis for BJC's attestation in accordance with the audit rights identified in this Section. Failure to timely comply with this section shall constitute a material breach of this Agreement and may result in sanctions up to and including financial penalties imposed upon BJC by Plan pursuant to an EXHIBIT G to be developed by the parties setting forth performance standards and related sanctions/penalties.

7.7 PRIVACY OF INFORMATION. BJC, Plan, Payor and BJC Provider shall maintain the privacy of all information regarding Members and BJC Providers in accordance with applicable statutes and regulations, standards and guidelines.

         (1) CONFIDENTIAL INFORMATION. The Plan, BJC and BJC Providers acknowledge that the terms and conditions of this Agreement in addition to certain information provided among themselves is confidential information, including without limitation Members' medical record information, rate and reimbursement information, product information, Membership lists, policies and procedures regarding all aspects of operations, including without limitation UM, QI, credentialing, claims processing and other strategic information whether made available in paper, electronic, computer or other form (the "Information"), and shall be treated as confidential, privileged or trade secret information. Such information shall be and remain the property of the party disclosing the information ("Disclosing Party"). The party receiving the information ("Receiving Party") shall promptly return such Information upon reasonable request by the Disclosing Party.


         A party may release Information only to: its affiliates, directors, partners, officers, employees, advisors and other representatives (its "Representatives"), who have a need to know such Information to perform duties pursuant to this Agreement, after informing them of their obligation to maintain the confidentiality of such Information as to third parties. BJC additionally agrees that Information shall not be disclosed to any Representative or to any employed, contracted or otherwise affiliated person or entity that directly or indirectly conducts or is related to any BJC managed care, insurance, health care financing, TPA, or related BJC activities or businesses without Plan's consent. BJC shall assure that no employee and no entity owned or controlled or under common control with BJC that Plan reasonably views as its competitor will have access to Information. Notwithstanding the foregoing, an employee or an entity owned or controlled or under common control with BJC that does not have access to the Information shall be excluded from the restrictions set forth in the previous 2 sentences to the extent BJC takes reasonable steps to assure that no such individual has access to the Information of any other entity (whether owned or affiliated) which can reasonably be characterized as a competitor of Plan (which steps shall be at least as stringent as those taken by BJC to protect its own Information). Each party shall be responsible if it's Representatives breach this Section. Neither party shall otherwise release nor disclose Information to third parties without the other party's prior written consent, except as required by law.


         Notwithstanding anything herein to the contrary and with the exception of Members' medical information, this Section shall not be applicable to Information that: (a) is or becomes generally available to the public other than as a result of a disclosure by a party or its Representatives; or (b) was or becomes available to the parties on a non-confidential basis prior to its disclosure by a party or its Representatives.

         (2) REQUEST FOR INFORMATION. In the event the Plan, BJC or BJC Providers receive (the "Receiving Party") a court order, subpoena or other governmental agency request for Information ("Request") pertaining to the Disclosing Party, the Receiving Party shall, as soon as practicable, but in no event more than two (2) working days after the receipt of such Request, notify the Disclosing Party of such Request. The Receiving Party may respond to such Request after it has given the Disclosing Party's General Counsel (or other attorney representing the Disclosing Party) an opportunity to review and make recommendations regarding the Receiving Party's response or take other appropriate action regarding such Request. In acknowledgment of the time-sensitive nature of such

         Requests, the Disclosing Party's General Counsel shall perform his or her review of such Request as expeditiously as possible.


         (3) RESTRICTIONS ON USE OF INFORMATION. A party and its Representatives may use Information only for the limited purpose of performing its obligations under this Agreement. BJC additionally agrees that Information shall not be used by BJC or any Representative or by any employed, contracted or otherwise affiliated person or entity that directly or indirectly conducts or is related to any BJC managed care, insurance, health care financing, TPA, or related BJC activities or businesses without Plan's consent. BJC shall assure that no employee and no entity owned or controlled or under common control with BJC that Plan reasonably views as its competitor will have access to Information. Notwithstanding the foregoing, an employee or an entity owned or controlled or under common control with BJC that does not have access to the Information shall be excluded from the restrictions set forth in the previous 2 sentences to the extent BJC takes reasonable steps to assure that no such individual has access to the Information of any other entity (whether owned or affiliated) which can reasonably be characterized as a competitor of Plan (which steps shall be at least as stringent as those taken by BJC to protect its own Information).

         (4) POST-TERMINATION INFORMATION OBLIGATIONS AND RESTRICTIONS. For a period of ten (10) years following the termination of this Agreement, the parties agree that they shall not disclose, or allow the improper use of, Information or the substance or terms of this Agreement to or by any third parties, except to the extent such information is necessary to perform the parties' post-termination duties, if any, under this Agreement or comply with applicable statutes, regulations, standards and guidelines. The parties also shall be permitted to disclose the terms of this Agreement to its attorneys, consultants and accountants, so long as these individuals are held to the confidentiality requirements and use restrictions set forth in this Section. Any use or disclosure of Information or the terms of this Agreement beyond the scope of this Section shall require the consent of the parties.


         Each party acknowledges the unique nature of the other party's Information and agrees that the other party will suffer irreparable harm in the event that the recipient of Information fails to comply with all of its obligations hereunder, and that in the event of breach of such obligations there would be no adequate remedy at law to fully compensate the non-breaching party. Accordingly, the parties hereby agree that the non-breaching party will be entitled to injunctive relief to enforce the terms hereof upon breach or anticipated breach by a party or by those with respect to whom that party has a duty to prevent disclosure or unauthorized use/misuse of Information, such injunctive relief to be cumulative with all other legal and equitable remedies available to the non-breaching party. Notwithstanding the foregoing, and in addition to any injunctive or other relief which may be available at or in equity, the parties agree that any breach of this Section shall entitle the non-breaching party to liquidated damages in the amount of One Million Dollars ($1,000,000).

This Section 7 (including without limitation subsection 7.7) shall survive the termination of this Agreement.

                                    SECTION 8
                             RESOLUTION OF DISPUTES

If any dispute or controversy shall arise between the parties hereto with respect to the making, construction terms, or interpretation of this Agreement; or the rights of any party hereto; or with respect to any transaction involved ("Dispute"); the parties involved shall make good faith efforts to settle the Dispute by negotiations by the Operating Committee designated in Section 10.8 below.

In the event a Dispute between Plan and/or Payor, and BJC and/or BJC Provider arises out of or is related to this Agreement (including without limitation the amount or type of sanctions one party imposes upon the other, or whether an "Adverse Change in the Law" has occurred which would entitle either party to terminate this Agreement, the parties involved shall make good faith efforts to settle the Dispute by negotiations by the Operating Committee. For purposes of this Agreement, the term Adverse Change in the Law shall mean new legislation, regulation, or a controlling decision by a court in the jurisdiction in which services are rendered under this Agreement that, in the opinion of Plan's and BJC's legal counsel, will substantively deprive one or both parties of the benefit of its or their bargain under this Agreement.

If the Operating Committee is unable to resolve a Dispute within thirty (30) days, the Operating Committee shall request the President of each party or his or her designee to resolve the Dispute. In the event the Dispute is not resolved within forty-five (45) days of the date one party initially sends written notice of the Dispute to the other party, and if any party wishes to pursue the Dispute, it shall be submitted to binding arbitration in accordance with the rules of the National Health Lawyers Association. In no event may arbitration be initiated more than one year following the initial sending of written notice of the Dispute. Any arbitration proceeding under this Agreement shall be conducted in St. Louis County, Missouri. The arbitrators shall have no authority to award any punitive or exemplary damages, or to vary or ignore the terms of this Agreement, and shall be bound by controlling law. If the Dispute pertains to a matter which is generally administered by certain Plan or BJC procedures, such as, for example, a credentialing, utilization management or quality improvement plan, the procedures set forth in that plan must be fully exhausted before any right to arbitration under this section may be invoked. Notwithstanding the foregoing, neither party shall be precluded from seeking injunctive or other relief in connection with the other party's breach or threatened breach of the terms of Section 6, Section 7.3, Section 7.7 or Section 10.3. This section shall survive termination of this Agreement.

                                    SECTION 9
                              TERM AND TERMINATION


9.1 TERM. The term of this Agreement shall be from the Effective Date through and including March 31, 2007.

9.2 RENEWAL PROCEDURE. On or before January 1, 2006, the parties shall commence good faith negotiations regarding the terms and conditions (including without limitation financial rates and/or arrangements) ("Renewal Conditions") for renewal of this Agreement and the time period of any renewal (the "Renewal Term"). The negotiation of Renewal Conditions and of the first Renewal Term shall be completed by the parties on or before July 1, 2006.


9.3 TERMINATION. This Agreement may be terminated as follows:

         (1) NONRENEWAL. If the parties have not reached final agreement regarding Renewal Conditions for the first Renewal Term on or before July 1, 2006, this Agreement shall expire on March 31, 2007. Either party may elect not to renew this Agreement at the end of any Renewal Term(s) by giving written notice of such election at least one hundred eighty (180) days prior to the end of such Renewal Term(s). Thereafter, this Agreement shall terminate upon the last day of the Renewal Term in which such notice was given.


         (2) FOR CAUSE.


                  (i) Material Breach. By either party, for the breach of a material term, condition or provision of this Agreement, after one hundred twenty (120) days advance written notice ("Notice"), specifying such material breach, to the other party provided that the breaching party shall have a minimum of thirty (30) days or longer reasonable period agreed to by the parties to correct or cure such material breach. If the breaching party fails or refuses to cure the material breach within such time, then the nonbreaching party may elect to terminate this Agreement. The remedy herein provided shall not be exclusive of, but shall be in addition to, any remedy available at law or in equity to the nonbreaching party.

                  (ii) Failure to pay/maintain financial obligations. BJC may terminate this Agreement after 30 days prior written notice to Plan in the event Plan fails to deposit funds into any Claims Payment Account(s) (as defined in and in accordance with the Exhibits to this Agreement) provided that Plan shall have 30 days to correct or cure its failure to pay. GHP may terminate this Agreement after 30 days prior written notice to BJC in the event BJC fails to maintain the required amount of continuously available funds accessible under one or more Letters of Credit required by the Exhibits to this Agreement.


         (3) UPON NOTICE. BJC may terminate this Agreement upon 180 days prior written notice in the event GHP is acquired by a provider based organization (or a subsidiary or affiliate of such organization) in the St. Louis market that is not a BJC Provider.

         (4) PLAN REQUEST FOR TERMINATION OF BJC PROVIDERS UPON NOTICE. With respect to a BJC Provider's participation in the provision of Covered Services hereunder, in the event the Plan requires by thirty (30) days prior written request that BJC terminate any individual BJC Provider's participation. Such termination shall not result in a termination of this Agreement. If appropriate to support compliance with adequate access standards applicable to Plan, in the event a BJC Provider is terminated from participation in this Agreement upon the request of the Plan, BJC shall use its best efforts to replace such BJC Provider as soon as practicable, but in no event in excess of sixty (60) days from the date of such BJC Provider's termination, and in the interim, shall promptly make appropriate arrangements to ensure the provision of Covered Services to Members.

         (5) IMMEDIATE TERMINATION OF INDIVIDUAL PROVIDERS. In the event that one of the events listed below occurs as to a BJC Provider, Plan may notify BJC that such BJC Provider is no longer eligible to provide Covered Services to Members and BJC shall thereafter immediately cause such BJC Provider to cease providing Covered Services to Members:

                  (i)      The events referenced herein include:

                           A. BJC's termination or suspension of a BJC
                           Provider's membership in BJC. Any notice required by this Section shall state the reason for such termination, or suspension, as the case may be.

                           B. Any action involving termination of or substantial limitation on a BJC Physician's or Provider's hospital privileges related to quality of care or ability to admit patients to any hospital or inpatient facility.

                           C. Any situation that requires a BJC Provider to notify a state or federal agency or licensing board that results in the termination, revocation or suspension of the BJC Provider's license or certification.

                           D. Any situation involving an investigation conducted or complaint filed by a state or federal agency or licensing board that restricts a BJC Hospital's ability to operate an acute care hospital, results in termination or substantial limitation being placed on a BJC Physician's license to practice medicine or osteopathy or a BJC Ancillary Provider's license or certification to provide professional services, provided that Plan shall consult with BJC prior to terminating a BJC Provider under this Section 9.3(5)(D).

                           E. A change in any BJC Provider's license to practice medicine or osteopathy, any form of reportable discipline against such license, a change in any BJC Provider's accreditation by JCAHO, or certifications including, but not limited to, those under Titles XVIII or XIX of the United States Code, or a marked change in any BJC Provider's license or certification to provide professional services or any form of reportable discipline against the same.

                           F. After Plan consults with BJC, in appropriate circumstances Plan may require the termination of a BJC Provider who or which is a defendant in a lawsuit or claim filed alleging professional malpractice involving a Member.


                           G. Any felony conviction of a BJC Provider.


                           H. Any BJC Provider's suspension or termination from participation in Medicare or any BJC Provider's suspension or involuntary termination from participation in the Medical Assistance program of any state.

                           I. Plan determines in good faith that the BJC Provider's continued provision of services to Members may result in, or is resulting in, danger to the health, safety or welfare of Members.

                           J. Plan determines in good faith that, after notice from Plan and opportunity to cure to BJC Provider and after consultation with BJC, the BJC Provider has not materially complied with the provisions of Plan's or BJC's Quality Improvement or Utilization Management Programs or the BJC Provider is unwilling or unable to work cooperatively in a managed care environment.

                           K. One of the events of default set forth in the applicable BJC Provider Agreement, occurs and Plan/BJC has complied with the applicable notice provisions set forth therein.

                  (ii) Reapplication. In the event that a BJC Provider is terminated hereunder, he/she may reapply to participate in the Plan network in accordance with Plan's standard policies and procedures. The parties understand and agree that Plan's standard policies and procedures may prohibit or delay reapplication in certain instances.


                  (iii) Corrective Action. If terminated for one of the items set forth immediately above, a BJC Provider may utilize Plan's then current applicable appeal procedure or other corrective action program, if such BJC Provider would otherwise have been entitled to utilize such appeal procedure or corrective action program (if such program exists at the time of termination).


         (6) RIGHT TO TERMINATE AGREEMENT IMMEDIATELY. Nothing herein will be construed as limiting the right of either party to terminate this Agreement immediately upon delivery of written notice if:

                  (i) Either party is unable to secure and/or fails to maintain the necessary governmental licenses or authority required for the performance of its duties under this Agreement, or

                  (ii) By Plan if BJC is unable to secure and/or fails to maintain the required professional liability coverage required under this Agreement, or (in addition to any remedies set forth in the Exhibits to this Agreement) if BJC fails to maintain the required Irrevocable Letter of Credit required by the Exhibits to this Agreement, or

                  (iii) The Plan determines, in its reasonable discretion, that the health, safety, or welfare of Members is jeopardized by continuation of this Agreement, or

                  (iv) In the event of fraud, intentional wrongdoing, or misrepresentation by either party with respect to a material term or obligation under this Agreement.

                  (v) In the event either party is prohibited from participation in a governmental sponsored Benefit Plan.

                  (vi) In the event either party files a petition in voluntary bankruptcy or corporate debt reorganization, makes an assignment for the benefit of creditors, admits in writing to its insolvency or inability to pay debts as they come due, consents to or has appointed on its behalf a trustee or receiver, or otherwise ceases to do business, or in the event any court of competent jurisdiction assumes custody or control of either parties' assets, or has an involuntary proceeding commenced under bankruptcy or liquidation law which is not dismissed within 60 days after the date of commencement of that proceeding.

9.4 OBLIGATIONS FOLLOWING TERMINATION.

         (1) CONTINUATION OF SERVICE. If this Agreement is terminated due to the insolvency of the Plan, BJC shall continue to provide or arrange for the provision of Covered Services to Members for the period of time through which payment for Covered Services has been received by the Plan from a Payor for that Member or those Members or the period of time required by law, whichever is greater. BJC shall be paid for Covered Services rendered at the rate that is in effect between the parties during the period immediately preceding termination on this basis.


         (2) COMMUNICATION WITH MEMBERS. If this Agreement is terminated, the Plan may notify Members, Payors, participating employers and Participating and BJC Providers that BJC no longer participates with the Plan in the provision of Covered Services to Members. If Members seek services, or Participating or BJC Providers, or non-Participating Providers order tests or seek services from BJC or BJC Providers after the date of termination, BJC shall inform such Members and BJC Providers that BJC no longer has an agreement with Plan to arrange for Covered Services to Members.. BJC shall otherwise not initiate communications with Members, verbally or in writing, concerning the termination of its participation with the Plan, unless the parties have agreed in writing to the content of such communications. Nothing in this Section or in this Agreement shall be construed to limit Physician-Patient communications regarding medical treatment or informed consent for treatment.


         (3) RESPONSIBILITY FOR MEMBERS AT TERMINATION. In the event of termination of this Agreement other than as provided in subsection 9.4(1) above, BJC and BJC Providers shall continue to provide Covered Services to Members in accordance with this Agreement for one year from the effective date of termination. Any such Covered Services rendered by BJC or BJC Providers to Members on a post-termination basis pursuant to this Section shall be reimbursed by the Plan or the appropriate Payor at the rate at which BJC and BJC providers are compensated during the period immediately preceding such termination.

         (4) TERMINATION OF PROVIDER UPON NOTICE. In the event a BJC Provider is terminated from participation in this Agreement upon notice, such termination will occur on the last day of the month in which the ninetieth (90th) day following the requisite notice occurs. In the event of such termination, and upon Plan's reasonable request taking into account the access and service needs of Members, BJC shall replace the terminated BJC Provider with a BJC Provider that meets the credentialing criteria specified in this Agreement and all of the Plan's Medical Management Program and Credentialing Plan requirements as soon as reasonably possible. While BJC is in the process of securing said replacement BJC Provider, BJC shall promptly make all necessary and appropriate arrangements to ensure that the access and service needs of Member receiving Covered Services under this Agreement are fulfilled.

         (5) PARTICIPATION AGREEMENTS. Upon termination of this Agreement, Plan shall have the right to contract directly with any BJC Provider upon terms to be agreed upon between Plan and such BJC Provider. BJC agrees that it shall not in any way interfere with Plan's contracting efforts. BJC further agrees that it shall include in any BJC Provider Agreement or impose as a condition of continued affiliation with BJC a clause, policy or provision prohibiting such BJC Provider from directly contracting with GHP upon termination of this Agreement.

         (6) INFORMATION SYSTEMS. Plan shall continue to provide BJC and BJC Providers with applicable information support services as required by this Agreement during the continuation period described in this Section 9.4.

         (7) ACCESS TO RECORDS. Consistent with the terms of Section 7.8(4) above, upon termination of this Agreement and for a period of 10 years from the date of termination, each party shall provide the other party with full access to (including the right to make copies of and/or use computer-readable and hard copies of) all data and information of the requesting party developed during the term of this Agreement relating to (i) the performance by BJC Providers under the Credentialing, UM/QA and related programs, and (ii) claims utilization case management payment and outcome data with respect to each Member provided any Covered Services during the term of this Agreement. During the Continuation Period and thereafter, each party agrees that it shall not in any manner disparage the other party (or any BJC or Participating Provider) or any products or services of such other party (or any BJC or Participating Provider).

                                   SECTION 10
                                  MISCELLANEOUS


10.1 NO SOLICITATION OF MEMBERS. The parties agree that during (1) the initial term of this Agreement, plus (2) any Renewal Term(s) of this Agreement, plus (3) the expiration of the continuation period set forth in Section 9.4(3) above, BJC and BJC Providers shall not, directly or through employed or contracted brokers, agents or producers, solicit, encourage, suggest, or otherwise communicate with ("Solicit") Members, or attempt to Solicit Members regarding changing such Members' health care coverage from Plan to another insurer, managed care, health care financing, TPA or similar entity or organization, ("Competitor") regardless of whether such Competitor is related to, under contract with, or otherwise affiliated with BJC. This Section shall survive termination of this Agreement. Nothing in this Section shall be construed to limit the physician/patient relationship or interfere with physician/patient communications regarding a patient's medical condition or informed consent to treatment.

10.2 NO SOLICITATION OF EMPLOYEES. Each party hereto agrees that so long as this Agreement is in effect and for a period of two (2) years after the date of termination of this Agreement whether for cause or by expiration of the term it shall not either directly or indirectly in any capacity whatsoever Solicit or attempt to Solicit any person who was employed by the other party hereto on a full or part-time basis while this Agreement was in effect to leave the employ of the other party hereto without the prior written consent of the other party. For purposes of this Agreement, indirect Solicitation shall not include advertising in professional journals and newspapers, provided the party so advertising does not request or advise such employee to submit an application for such advertised positions. This Section shall survive termination of this Agreement.


10.3 AMENDMENT. This Agreement may be amended only in writing, and the amendment must be executed by both parties. Modification by Plan of its Provider Manual, Credentialing Plan, Utilization Management Plan, Administrative Manual, Underwriting Guidelines, Sales and Marketing Plan, or other such internal documents, policies and procedures, shall not constitute an Amendment to this Agreement unless such modification materially conflicts with the provisions of this Agreement or materially increases BJC's responsibilities or financial obligations under this Agreement.

10.4 REGULATORY AMENDMENT. Plan also may amend this Agreement after discussion with BJC to comply with applicable statutes and regulations, standards and guidelines, and shall give notice to BJC of such amendment and its effective date. Such amendment will not require agreement by BJC.


10.5 ASSIGNMENT. Either party may assign all or any of its rights and responsibilities under this Agreement to any entity controlling, controlled by, or under common control with such party upon the other party's prior written consent which consent may be withheld or granted after taking into account the proposed assignee's ability to perform its obligations under this Agreement, including without limitation any and all financial obligations and the financial stability of such proposed assignee. Notwithstanding the foregoing, to the extent BJC agrees to provide a corporate guarantee acceptable to Plan of all representations, warranties, and obligations (including without limitation financial obligations) under this Agreement in connection with an assignment to an entity controlling, controlled by, or under common control with BJC, after 30 days prior written notice to Plan, BJC may complete such an assignment unless the Plan reasonably determines that the proposed assignee is a competitor of Plan. The form of such Corporate Guarantee is attached hereto as EXHIBIT J. The parties agree that in the event Plan believes the proposed assignee is a competitor of Plan, Plan shall so notify BJC within the 30 day notice period referenced herein. If BJC does not agree with Plan's designation of the proposed assignee as a competitor, the parties shall submit the issue to the dispute resolution process set forth in Section 8 this Agreement. Neither party may assign any of its rights and responsibilities under this Agreement to any other person or entity without the prior written consent of the other party, which consent may be withheld or granted after giving reasonable consideration to the proposed assignee's ability to perform its obligations under this Agreement, including without limitation any and all financial obligations and the financial stability of such proposed assignee.


10.6 RELATIONSHIP BETWEEN PLAN AND BJC AND PLAN AND BJC PROVIDERS. The relationships between Plan and BJC and between Plan and BJC Providers are solely that of independent contractors, and nothing in this Agreement or otherwise shall be construed or deemed to create any other relationship, including one of employment, agency or joint venture, or to interfere with the physician-patient relationship or with physician-patient communications regarding informed consent to medical treatment.

10.7 COOPERATION OF THE PARTIES. Plan and BJC will maintain an effective liaison and close cooperation with each other to facilitate each party's compliance with obligations under this Agreement. Plan will provide to BJC in advance when feasible copies of relevant Plan policies and procedures and updates as applicable.


10.8 AGREEMENT ADMINISTRATION/OPERATING COMMITTEE. The parties shall designate an Operating Committee to oversee the operation of this Agreement and the related provider contracts and to serve in an advisory capacity to the parties regarding implementation of this Agreement and ongoing concerns such as, for example, Benefit Plan design, information systems, underwriting guidelines, premium floor corridors, and delegated functions, if any. The Operating Committee shall consist of equal numbers of representatives from each party, in addition to the Contact Persons designated by the parties pursuant to Sections
2.2 and 3.6 above. The Operating Committee shall meet as frequently as necessary but no less than quarterly. The Committee shall have the authority to create temporary committees necessary for the implementation and/or effective operation of this Agreement.

10.9 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties in regard to its subject matter and replaces and supersedes any existing agreements between Plan and BJC, and between Plan and BJC Providers related to the same subject matter.

10.10 NAME, SYMBOL AND SERVICE MARK. During the term of this Agreement, BJC Provider, BJC, Plan and Payor shall have the right to use each other's name and make public reference to BJC Provider and BJC as a Participating Provider. BJC Provider, Plan, BJC and Payor shall not otherwise use each other's name, symbol or service mark without prior written approval.


10.11 GOVERNING LAW. To the extent not preempted by Federal Law, this Agreement shall be governed by and construed in accordance with the laws of the State of Missouri and the United States of America; including any provisions made applicable because of the Plan's participation in governmental benefit programs such as, for example, ERISA plans, the Federal Employee Health Benefit, Medicare or Medicaid programs.


10.12 SEVERABILITY. If any provision of this Agreement or an Exhibit, appendix, attachment, addendum or amendment is deemed to be unenforceable or invalid by a court or regulatory agency of competent jurisdiction, the remaining provisions shall remain in full effect unless the severance of that provision shall substantially deprive the parties of the benefits of their bargain.

10.13 REMEDIES. Any remedies available upon the breach of this Agreement shall be cumulative.

10.14 IMPOSSIBILITY OF PERFORMANCE. Neither party shall be deemed to be in violation of this Agreement if it is prevented from performing its obligations for reasons beyond its control, including without limitation, acts of God, disasters, strikes, Adverse Changes in the Law, applicable statutes or the actions of a governmental agency.

10.15 NOTICES. Any written notice required or contemplated by this Agreement shall be delivered or sent by hand-delivery or certified mail, return receipt requested, to the address given on the signature page of this Agreement or to such other address as the parties may specify, upon not less than thirty (30) days advance written notice, during the term of this Agreement. Notice shall be deemed to have been given on the date such notice is sent.

10.16 CONDITIONS PRECEDENT: The parties agree that (1) obtaining all required regulatory approvals of the form of this Agreement and (2) obtaining all required regulatory approvals of and closing upon that certain Asset Purchase Agreement between the parties shall be conditions precedent to the Effective Date and the implementation of this Agreement.

10.17 AFFIRMATIVE ACTION. Plan is an Equal Opportunity Employer which maintains an Affirmative Action Program. On or before 120 days from the effective date of this Agreement, BJC shall implement an Affirmative Action Plan and shall comply with Executive Order 11246, the Vietnam Era Veterans Readjustment Act of 1974, the Drug Free Workplace Act of 1988, the Vocational Rehabilitation Act and similar legislation in transactions relating to any government contract. The parties further agree to take affirmative action to ensure that applicants are employed and that employees are treated during employment without regard to their race, color, religious, creed, ancestry, national origin, sex, sexual orientation, or disability. Each party will ensure that all of its subcontractors will abide by these requirements and the requirements imposed on contractors and subcontractors under laws applicable due to Plan's participation in programs such as, for example, FEHBP, NCQA Medicare, Medicare Risk, and/or Medicaid. BJC further acknowledges receipt of Plan's Certificate of Compliance with Laws Relating to Equal Employment Opportunity, attached hereto as EXHIBIT K.

THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION THAT MAY BE ENFORCED BY THE PARTIES.

IN WITNESS WHEREOF, the parties have executed this Agreement on the 11th day of March, 1997.

GROUP HEALTH PLAN, INC.                      BJC HEALTH SYSTEM


By:                                          By:
    ------------------------------------        --------------------------------
     Richard H. Jones                             Edward Case
Its: President & Chief Executive Officer     Its: Executive Vice President of
                                                  Finance and Administration
     940 West Port Plaza, Suite 300               4444 Forest Parkway
     St. Louis, Missouri 63146                    St. Louis, Missouri  63108

HEALTHCARE USA OF MISSOURI, LLC

By:
    ------------------------------------
     Davina Lane
Its: President
     100 S. Fourth Street,  Suite 1100
     St. Louis, Missouri  63102

                                   EXHIBIT A-1
                           GLOBAL CAPITATION PAYMENTS

                             SECTION 1: DEFINITIONS

COPAYMENT: The amount a Member is required to pay and BJC Provider shall collect for certain Covered Services in accordance with the Member's Benefit Plan.

CUSTOMARY CHARGE: The reasonable and customary fees charged by a provider, Participating Provider or BJC Provider ("billed charges") which do not exceed the billed charges such provider would charge any other person regardless of whether the person is a Member.

DEDUCTIBLE: The annual amount of charges for Covered Services, as provided in the Member's Benefit Plan, which the Member is required to pay and which, to the extent applicable to Covered Services provided by BJC Provider, BJC Provider may collect in accordance with the Member's Benefit Plan.


BJC MEMBER: A Member who has selected or has been assigned to a BJC Provider (including without limitation a BJC Provider located in or associated with a Medical Center) as his or her PCP.

BJC PREMIUM: The amount of compensation to be paid to BJC for the services to be provided by or through BJC and BJC Providers, including without limitation, Covered Services rendered to BJC Members. BJC Premium shall be stated in this Exhibit as a percentage of Total Premium per BJC Member per month (see section
3.1 below). BJC Providers shall collect from Members and may retain collected Copayments, Deductibles or charges for services which are not Covered Services (whether by reason of an exclusion, exhaustion of benefits, benefit maximums, and recoveries from coordination of benefits, third party claims and subrogation to the extent permitted by law, and similar bases, but not amounts not paid by reason of a UM determination) under a Member's Benefit Plan. Such collected amounts shall be in addition to and shall not be deemed part of the BJC Premium.

TOTAL PREMIUM: The gross amount of premium actually collected by Plan for each BJC Member per month including the premium actually collected by Plan for each BJC Member for the issuance of a Rider attached to or made part of the BJC Member's Benefit Plan. The parties acknowledge that due to systems issues, as of the Effective Date of this Agreement for purposes of calculating the amount of monthly deposits into the Claims Payment Account, (1) for the first month under this Exhibit A-1, GHP is depositing an amount determined as the average gross premium per Member per month multiplied by the total number of Members who selected a Medical Center physician as such Member's PCP for the immediately preceding month (i.e., pre-execution/Effective Date); (2) for the second and subsequent months under this Exhibit A-1, GHP is depositing an amount determined as the average gross premium per BJC Member per month multiplied by the total number of BJC Members for the immediately preceding month plus or minus the adjustment for the amount determined as the amount of gross premium billed plus retroactive accretions and minus retroactive deletions, if any, (to the extent permitted in accordance with Section 3.5 of this Exhibit A-1) billed by Plan for each BJC Member per month for the immediately preceding month.

TOTAL PROVIDER PAYMENTS: The total amount of payments made by Plan to any providers, including BJC Providers, for the provision of Covered Services to BJC Members incurred during the applicable period (e.g., calendar year).

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

TOTAL PROVIDER PAYMENTS: The total amount of payments made by Plan to any providers, including BJC Providers, for the provision of Covered Services to BJC Members incurred during the applicable period (e.g., calendar year).

                           SECTION 2: SCOPE OF EXHIBIT


The provisions of this Exhibit apply to Covered Services rendered to BJC Members who are covered by all commercial insured products (Benefit Plans) sponsored or issued by all Payors, regardless of whether such BJC Members receive Covered Services from BJC Providers, Participating Providers or non-Participating Providers within or outside of BJC's Service Sites or within or outside of Plan's Service Area.


                          SECTION 3: PAYMENT OBLIGATION


3.1 PAYMENT FOR SERVICES. In consideration of BJC's arranging for the provision of all Covered Services to BJC Members covered by Benefit Plans within the scope of this Exhibit, of BJC's assumption of the financial risk associated with the provision of such Covered Services to BJC Members, and of BJC's performance of its obligations under this Agreement, Plan shall pay BJC in accordance with the payment and claims processing procedures set forth in this Exhibit A-1. The amount of payment shall be the BJC Premium set forth below:

Calendar Year:                     BJC Premium:
1997                                  [_]*
1998                                  [_]*
1999                                  [_]*
2000-2002                             [_]*
2003-2007                             [_]*

In no event shall such percentage be deemed to include the amount or value of any Copayaments or Deductibles, or recoveries from appropriate coordination of benefits, third party claims or subrogation recoveries to the extent permitted by law which BJC Providers may be entitled to collect for certain Covered Services as set forth in BJC Member's Benefit Plans.






3.2 INCENTIVE AND MINIMUM PREMIUM FLOOR. [SEE SCHEDULE A-1]

3.3 PAYMENT PROCESS FOR BJC MEMBERS. The parties agree that the following process shall be used to assure the timely payment of claims for BJC Members covered by Benefit Plans within the scope of this Exhibit:

         (1) Establishment of Claims Payment Account. The parties shall mutually agree upon the bank and type of account into which GHP shall deposit BJC Premium and out of which GHP shall process claims for Covered Services for BJC Members (the "Claims Payment Account"). The parties acknowledge that the Claims Payment Account may contain BJC Premium and BJC Medicare Premium (as that term is defined in Exhibit A-3) but not BJC Medicaid Premium (as that term is defined in Exhibit A-2). BJC shall complete such forms as may be required by the Bank to grant GHP the right to access funds necessary to pay claims from the Claims Payment Account. BJC and GHP shall jointly complete any forms necessary to allow BJC and GHP access to Claims Payment Account information (including without limitation monthly balance statements). The parties acknowledge that the Claims Payment Account shall remain the property of BJC and that any interest, earnings or other income derived or accrued on the investment of such account funds shall also be the property of BJC; provided, however, that BJC understands and agrees that under no circumstances may BJC directly withdraw funds from the Claims Payment Account without the prior written consent of Plan, which consent shall not be unreasonably withheld. Plan may withdraw from the Claims Payment Account amounts due to health care providers for the provision of Covered Services to BJC Members, including without limitation, amounts due to BJC Providers, Participating Providers and non-Participating providers under applicable fee schedules, Customary Charges and other fees-for-services and applicable capitation payments (such amounts are hereafter collectively referred to as "Claims") in accordance with the Claims payment procedures set forth in this Section 3.3. Plan shall not withdraw or access funds or any moneys from the Claims Payment Account or the BJC ILOC other than for the purposes described in this Section
         3. Plan shall provide BJC reports regarding Claims as required elsewhere in this Agreement.

         (2) Calculation of Claims Payment Account. On the fifteenth (15th) day of each calendar month or the next business day in the event the fifteenth (15th) day of the month is a Saturday, Sunday or bank holiday, GHP shall, after calculating Total Premiums and BJC Premium for the purpose of determining the deposit amount for each BJC Member per month, calculate and deposit into the Claims Payment Account an amount equal to the applicable BJC Premium that Plan collected from or on behalf of BJC Members.

         (3) Letter of Credit. BJC shall at all times maintain an Irrevocable Letter of Credit (the "BJC ILOC") (the form of which shall be attached hereto as EXHIBIT L attached to the Claims Payment Account which may be drawn upon directly by GHP in the event the Claims Payment Account does not have sufficient funds to pay for claims for Covered Services rendered to BJC Members. The BJC ILOC shall be continuously maintained in an amount equal to three months of claims for BJC Members averaged over the immediately preceding 6 months. BJC shall assure at any time and at all times during the any term of this Agreement and any extensions thereof, that (1) GHP at any time and from time to time may directly access the BJC ILOC, (2) GHP at any time and at all times has access to information on the BJC ILOC and (3) the BJC ILOC maintains a continuous minimum available and accessible amount equal to 3 months of claims for BJC Members averaged over the immediately preceding 6 months.

         (4)      Claims Payment Procedures and Access to BJC ILOC.

                  (i) Non-Capitation Payment Procedures. On a weekly basis, GHP shall perform a check run and determine the amount necessary to cover non-capitation Claims adjudicated for BJC Members during the immediately preceding week. GHP shall determine by confirming with the bank that the Claims Payment Account contains sufficient funds to cover the total amount of that non-capitation Claims check run and, upon receiving such confirmation, GHP shall release all checks for such Claims adjudicated for BJC Members during the immediately preceding week. In the event GHP receives information from the bank that the Claims Payment Account does not have sufficient funds to cover such non-capitation Claims check run, GHP shall notify the BJC Contact Person identified pursuant to Section 3 of this Agreement of the amount of the shortfall. BJC shall then have one business day to transfer the necessary amount via ACH transfer from an alternative BJC account into the Claims Payment Account. In the event BJC does not complete the ACH transfer, GHP may without further notice to BJC access the BJC ILOC in the amount necessary to cover the total amount of that non-capitation Claims check run and release the checks to cover the total amount of that check run. Within 2 business days of GHP's completion of accessing the BJC ILOC, BJC shall complete any and all steps necessary to maintain the continuous minimum BJC ILOC amount available to and accessible by GHP as required by subsection (3) above.

                  (ii) Capitation Payment Procedures. On a monthly basis, GHP shall perform a check run and determine the amount necessary to cover Capitation payments applicable to BJC Members during the current month. GHP shall determine by confirming with the bank that the Claims Payment Account contains sufficient funds to cover the total amount of the Capitation check run and, upon receiving such confirmation, GHP shall initiate an ACH transfer of sufficient funds from the Claims Payment Account into an account to be designated by GHP and, upon receiving confirmation of the ACH transfer, GHP shall release all checks for that Capitation check run. In the event GHP receives information from the bank that the Claims Payment Account does not have sufficient funds to cover that Capitation check run, GHP shall notify the BJC Contact Person identified pursuant to
                  Section 3 of the Agreement of the amount of the shortfall. BJC shall then have one business day to transfer the necessary amount via ACH transfer from an alternative BJC account into the Claims Payment Account. In the event BJC does not complete the ACH transfer, GHP may without further notice to BJC directly access the BJC ILOC in the amount necessary to cover the total amount of that Capitation check run and release the checks to cover the total amount of that Capitation check run. Within 2 business days of GHP's completion of accessing the BJC ILOC, BJC shall complete any and all steps necessary to maintain the continuous minimum BJC ILOC amount available to and accessible by GHP as required by subsection (3) above.

         (5) Provider Submission of and Adjustments to Claims for Covered Services. BJC shall assure that BJC Providers submit claims for BJC Member Covered Services to Plan in a manner and format prescribed by Plan. At Plan's request, BJC Provider may be required to submit such claims electronically in a manner and form agreed to by the parties and on at least 60 days notice to the BJC Provider. BJC Member Covered Services claims must be received by Plan no more than 60 days from the date the Covered Services were rendered. Provider agrees that claims received from and after 90 days from the date BJC Member Covered Services were rendered may be rejected for payment, at Plan's discretion; provided, however, that corrections or additions to such claims shall be considered by Plan if made within 30 days from BJC Provider's receipt of the initial claim payment.


         Unless otherwise directed by Plan, BJC shall assure that BJC Providers submit claims using current HCFA 1500 or UB92 forms with current HCPCS coding, if applicable, current ICD9 coding and current CPT coding. BJC Providers shall include in a claim the BJC Member number and BJC Provider's Customary Charge for the Covered Services rendered to a BJC Member during a single instance of service. If requested by Plan, BJC Provider shall also submit BJC Provider's Federal Tax I.D. number and/or other identifiers.

         Plan shall have the right to make corrective adjustments to any previous BJC Provider payment for a claim for Covered Services; provided, however, that any corrections shall be made either (1) within 6 months from receipt by Plan of such claim; (2) as part of an annual reconciliation procedure; or (3) at any time as part of a Plan audit of BJC's or BJC Provider's claims to the extent such claims adjustments arise out of billing errors, or improper, fraudulent or abusive billing practices.


         (6) Claims Responsibility. The parties understand and agree that under state and/or federal statutes and regulations governing insurers, HMOs and claims turnaround times/payment procedures, Plan may be required to pay any due and outstanding Claims even in the event that amounts then in the Claims Payment Account are unavailable to Plan and/or insufficient to pay such Claims, putting Plan at risk for Claims responsibility contrary to the intent of this Agreement. In the event Plan is required to make Claims payments under the circumstances described in this subsection 6, BJC agrees that to the extent the funds necessary to pay the Claims were not directly and timely available to GHP under the BJC ILOC, then , BJC shall hold harmless and indemnify Plan for any and all payments, losses, claims, liabilities, actions, suits, causes of action, administrative or regulatory proceedings, costs and expenses arising out of or related to such Claims payments. In addition, BJC shall assure that BJC Providers do not bill any Member for Covered Services if BJC Provider fails to submit claims in accordance with the terms and conditions set forth in this Agreement (including without limitation this and any other applicable Exhibits, appendices, addendums or attachments), and BJC shall indemnify and hold harmless Plan and BJC Member for all payments, losses, liabilities, claims, suits, actions, causes of action, costs and expenses incurred by Plan and BJC Member arising out of BJC Providers' failure to comply with the prohibition on billing contained in this Agreement, including without limitation this and any other Exhibits, appendices or attachments.


3.4 ELIGIBILITY AND BENEFIT VERIFICATION. Plan shall be responsible for the determination under each Benefit Plan covered under the scope of this Exhibit as to whether (i) a person receiving services, supplies, products or accommodations from a BJC Provider is a BJC Member, and (ii) the services, supplies, products and accommodation provided to a BJC Member are Covered Services. Plan shall provide BJC with the claims, eligibility and other reports identified in EXHIBIT E and Plan shall use its reasonable efforts to provide BJC and BJC Providers in the future with real time access to Plan's eligibility files to verify BJC Member eligibility and coverage. Plan agrees that eligibility verification processes shall be reasonable and consistently and uniformly applied to each BJC Provider. Plan shall make eligibility determinations according to its then current policies.


3.5 ADJUSTMENTS FOR RETROACTIVE ELIGIBILITY AND BENEFIT DETERMINATIONS: The parties acknowledge that Plan may from time to time make retroactive adjustments to eligibility and benefit determinations. Plan agrees to use reasonable efforts to keep such retroactive determinations to a minimum, and to enforce Benefit Plan provisions prohibiting such practices by employers to the extent reasonably possible using sound business judgment considering the particular employer group and Benefit Plan.


         (1) Retroactive Eligibility Cancellations. If a BJC Member's eligibility has been canceled retroactively, Plan may deduct from deposits to be made into the Claims Payment Account an amount equal to the BJC Premium previously deposited into the Claims Payment Account on account of such BJC Member after the date of the retroactive cancellation: provided, however, such amount shall not exceed an amount equal to 6 months of BJC Premium for such BJC Member. BJC shall assure that Plan may recoup from a BJC Provider any claims payments made to BJC Providers on behalf of such BJC Member during such time as the BJC Member was not eligible. BJC and BJC Providers may then bill such BJC Member for services rendered during such period of ineligibility, which billing shall not constitute a violation of the member protection and no balance billing provisions set forth in this Agreement.

         (2) Retroactive Eligibility Additions. If a BJC Member's enrollment in a BJC Provider's practice has been added retroactively, Plan shall make a deposit into the Claims Payment Account in an amount equal to the BJC Premium received (and Plan shall deduct from the Claims Payment Account an amount equal to the claims for Covered Services paid on behalf of such BJC Member) during the time period such BJC Member was eligible but not treated as a BJC Member for claims payment purposes. Such retroactive adjustments shall be made for a period not to exceed 6 months. BJC shall assure that Plan may offset and/or recoup from a BJC Provider any claims payments made to BJC Providers under another agreement or another Exhibit to this Agreement during such time as the BJC Member was eligible but not treated as a BJC Member for claims payment purposes.

The financial terms and conditions set forth in this Section 3.5 shall be BJC Provider's sole and exclusive remedy for failing to notify Plan of a BJC Member's enrollment in BJC Provider's practice.

                      SECTION 4: RECONCILIATION PROCEDURES


4.1 ACKNOWLEDGMENT. The parties understand and agree that because the BJC Premium and resulting amount paid into the Claims Payment Account differs for each Benefit Plan and BJC Member, and because the payment procedures differ for BJC Members and for BJC Medicaid Members, the calculations and reconciliations under this Section 4 shall not be aggregated and shall be made separately for the Medicaid Benefit Plan, and other Benefit Plans included under Section 2 of this Exhibit.

4.2 BJC QUARTERLY WITHDRAWALS FROM CLAIMS PAYMENT ACCOUNT. The parties agree that from and after the fifteenth month of this Agreement, BJC may request quarterly withdrawals from the Claims Payment Account. GHP shall grant BJC's request if the Claims Payment Account has sustained a continuous minimum balance of at least 110% of the average monthly claims payment averaged over the immediately preceding 12 month period experience.


4.3 ANNUAL PREMIUM RECONCILIATION. Within 180 days after the end of each calendar year (the "Annual Premium Reconciliation Period") identified in Section
3.1 of this Exhibit, Plan shall calculate the difference between (i) the BJC Premium Amount for the Annual Premium Reconciliation Period less any BJC Quarterly Withdrawals actually paid to BJC plus any amounts that were funded directly by BJC upon request of Plan or drawn upon or accessed via the BJC ILOC for the same period and (ii) the amount of Total Provider Payments made by Plan for Covered Services provided to BJC Members during such calendar year plus IBNR claims less any amounts actually recovered by Plan from an applicable reinsurer (the "Premium Reconciliation Amount"). In the event that the Premium Reconciliation Amount is a positive number Plan shall pay that amount to BJC within 15 days of the completion of the Annual Premium Reconciliation. In the event the Premium Reconciliation Amount is a negative number BJC shall pay that amount to Plan within 15 days after receipt from Plan of the results of the Annual Premium Reconciliation. Any claims for Covered Services provided to BJC Members which have been presented for payment or which have otherwise been identified but have not been paid within 150 days after the end of such calendar year shall be appropriately accrued for and included in the Annual Premium Reconciliation. Any such claims presented to Plan for payment following completion of the Annual Premium Reconciliation for a given calendar year shall be forwarded to BJC and payment of such claims shall be entirely BJC's responsibility. To the extent that Plan is required to pay any such claims it may offset such payments against BJC Premium amounts due to BJC in the future. Any premium payments received by Plan for a given calendar year from which BJC Premiums are required to be calculated and which are received after the completion of the Annual Premium Reconciliation for that calendar year shall be forwarded to BJC.

4.4 FINAL PREMIUM RECONCILIATION. In the event of termination of this Agreement Plan shall within 180 days of the effective date of termination calculate for any periods for which Premium Reconciliation Amounts have not already been calculated and paid (the "Final Reconciliation Period") the difference between:
(i) the BJC Premium Amount for such Final Reconciliation Period less any BJC Quarterly Withdrawals actually paid to BJC during the Final Reconciliation Period, plus any amounts that were actually funded directly by BJC upon request of Plan or drawn upon or accessed via the BJC ILOC for the same period and (ii) the amount of Total Provider Payments made by Plan for Covered Services provided to BJC Members during the Final Reconciliation Period plus claims for such Final Reconciliation Period less any amounts recovered by Plan from an applicable reinsurer not already calculated (the "Final Premium Reconciliation Amount") calculated consistently with Plan's other IBNR claims calculations. Any Final Premium Reconciliation Amounts owed by either party shall be paid within 90 days of receipt of notice of the Final Premium Reconciliation Amount. Any Premium Reconciliation Amounts previously calculated as due from one party to the other, but not yet paid shall be paid at the same time.

4.5 SUPPORTING INFORMATION; PREMIUM RECONCILIATION AUDIT RIGHTS. Within 180 days after the end of each calendar year and within 180 days of the effective date of termination of this Agreement Plan shall provide to BJC information establishing: (i) the Total Premium in respect of such calendar year; (ii) the Total Provider Payments in respect of such calendar year; and (iii) Plan's calculation of the BJC Premium amount and the Premium Reconciliation for such calendar year. BJC shall be entitled to review and to conduct an audit (either by BJC or by independent auditors acceptable to Plan) of Plan's books and records to verify such amounts and calculations as claimed by Plan. Any such review and/or audit shall be conducted at BJC's expense. If as the result of any such review or audit it is determined that the Premium Reconciliation as conducted by Plan was incorrect, Plan shall promptly correct the Premium Reconciliation. In the event BJC and Plan are unable after good faith efforts for at least 60 days to resolve a dispute with regard to any such amount or calculation such dispute shall be settled in accordance with the dispute resolution provisions of this Agreement.

4.6 ANNUAL CLAIMS AUDIT RIGHTS. From and after October 1, 1997, BJC shall have the right to conduct quarterly audits of Plan's performance of the claims processing and claims payment function under this Agreement, but not more frequently than two times per year. Such an annual audit shall be conducted at BJC's sole expense, shall be completed within 180 days of the end of each year for the immediately preceding year, and shall be performed by a nationally recognized third party reasonably acceptable to Plan in view of Plan's reasonable competitive concerns. Such third party shall have access to and be entitled to review Plan's applicable Participating Provider agreement fee information, if any, and other books and records necessary to verify whether claims were correctly paid by Plan. Plan shall be given the opportunity to comment on the auditor's report prior to release, and all such comments shall be disclosed to BJC. The auditor's report to BJC shall specifically not include any blanket references to or specific or general disclosures of Plan's fee schedules or other rate or payment arrangements with non BJC Providers, but shall instead confirm to BJC whether Plan correctly paid the amount of the claim in accordance with the bill or the Plan Participation Agreement in effect with such claimant, as applicable. In the event the auditor's report to BJC states that Plan has not paid specific claims correctly, Plan shall use the same efforts it uses in the ordinary course of business with respect to non-BJC claims to recover the amount incorrectly paid. Any amounts recovered by Plan shall be deposited into the Claims Payment Account.


                  {Remainder of page intentionally left blank}

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


                                  SCHEDULE A-1
                    INCENTIVE AND MINIMUM PREMIUM ADJUSTMENTS


It is the intent of the parties to incent BJC, BJC Providers and GHP to grow the size and enrollment of BJC Members in Benefit Plans covered by Exhibit A-1, while maintaining high patient and member satisfaction and appropriate Benefit Plan pricing in comparison to GHP's St. Louis market competitors' pricing practices for substantially similar employer groups and Benefit Plans, adjusted by age/sex/industry/benefit package.

To that end and purpose the parties agree that on an annual basis beginning in year two of this Agreement (April 1, 1998) an adjustment to the BJC Premium will be calculated and considered for the immediately following year. The parties agree that during the first year of this Agrement (April 1, 1997 through March 31, 1998) no incentive and minimum premium adjustment will be effective, it being the parties intent that incentive and minimum premium adjustments will first be implemented in the second year of this Agreement (April 1, 1998 through March 31, 1999).

The maximum incentive and minimum premium adjustment on a non-cumulative, reset, annual basis shall be 200 basis points either above or below the BJC Premium percentage as shown in Section 3.1 of Exhibit A-1 except as noted below for membership carryover based on the outcome of the analysis and consideration of the factors and adjustment formula set forth in this Schedule A-1.

The following factors will be collectively considered for this purpose.

     1) Membership growth factor , unless patient satisfaction is negatively impacted as described below;
     2) Premium Floor Analysis - factors calculated on an annual basis as described below.

MEMBERSHIP GROWTH threshold of [__]* in year over year comparison shall be considered for payment as follows on a prospective (immediately following one year period only) basis as an increase adjustment to the BJC Premium percentage delineated in Section 3.1 of Exhibit A-1 for the then current year:

          [__]*

The above potential increases shall be limited based on the consideration of any statistically significant decline in the patient satisfaction of BJC Membership as monitored by BJC's and/or GHP's quarterly customer service surveys to be agreed upon by the parties.

Such adjustment, if any, for membership growth will continue carryover for an additional year after initial calculation at 50% of the original amount.

MINIMUM PREMIUM FLOOR calculation shall be based on an annual analysis of the annual changes by GHP's St. Louis market competitors' pricing practices for substantially similar employer groups and Benefit Plans, adjusted by age/sex/industry/benefit package during the immediately preceding year.
A nationally recognized actuarial firm, acceptable to both parties, will be retained at BJC's sole expense to develop the analysis which will serve as the basis for the mutually agreeable figure representing the annual market premium change for the St. Louis market based on Benefit Plan equivalent products (commercial HMO products) in force during the immediately preceding year by GHP's St. Louis market competitors to similar employer groups, such Benefit Plans to be appropriately adjusted for age/sex/industry/benefit package.

The agreed upon figure representing the St. Louis market premium change during the immediately preceding year as described above will be compared to the premium change in the BJC Membership commercial book of GHP business (BJC Book) calculated as follows:

Comparing the change in premium from the average collected premium per BJC Member per month in the BJC Book for comparable benefits from the month of April in the immediately preceding year to the same average per BJC Member per month premium collected for April of the then current year (i.e., from April to April), age/sex/industry factor/and benefit adjusted.

If the market premium change is within 250 basis points of the change in the BJC book premium change then this analysis and calculation will have no impact on the incentive/floor adjustment and will not result in the adjustment of BJC Premium for the immediately following year.

If the St. Louis market premium change is greater than 250 basis points as compared to the BJC Book premium change, then the amount of the excess multiplied by 50% increases only the immediately following one year BJC premium percentage. If the St. Louis market premium change is more than 250 basis less as compared to the BJC Book premium change, then the amount of the excess multiplied by 50% decreases only the immediately following one year BJC Premium percentage.

These calculations are non-cumulative and will be reset on an annual basis beginning in year 2 of the Agreement.

This analysis and comparison of premium change in the St. Louis market and BJC Book and membership growth will be exclusive of any accounts/employer groups that have had premium pricing specifically discussed and mutually agreed upon between the parties, and shall exclude the Gateway Purchasing Alliance for the 1998 calculation.

The total incentive and minimum premium adjustment for the immediately following year shall be the sum of the amount calculated for membership growth and the amount calculated for minimum premium floor, the total of which shall not exceed 200 basis points either higher or lower than the percentage shown in
Section 3.1 of Exhibit A-1. With the exception that 200 basis points may be exceeded if such additional amount over 200 basis points is the result of second year carryover 50% of membership growth adjustment.



                  [Remainder of page intentionally left blank]

                                   EXHIBIT A-2
                        PAYMENT FOR BJC MEDICAID MEMBERS


                             SECTION 1: DEFINITIONS

COPAYMENT: The amount a Member is required to pay, if any, and BJC Provider shall collect for certain Covered Services in accordance with the Member's Benefit Plan.

COVERED SERVICES: All health care services and supplies covered by or on behalf of a BJC Medicaid Member except for transportation services as defined in the Medicaid Benefit Plan which shall be retained by HealthCare USA of Missouri, LLC ("HCUSA").

CUSTOMARY CHARGE: The reasonable and customary fees charged by a provider, Participating Provider or BJC Provider ("billed charges") which do not exceed the then-current Medicaid Fee Schedule.

DEDUCTIBLE: The annual amount of charges for Covered Services, if any is provided in the Member's Benefit Plan, which the Member is required to pay and which, to the extent applicable to the Covered Services provided by BJC Provider, BJC Provider may collect in accordance with the Member's Benefit Plan.

BJC MEMBER: A Member who has selected or has been assigned to a BJC Provider (including without limitation a BJC Provider located in or associated with a Medical Center) as his or her PCP.

BJC MEDICAID MEMBER: A BJC Member covered by the Missouri MC Plus program and enrolled in HCUSA. The parties acknowledge that not all BJC Providers may participate in the Medicaid program or agree to provide Covered Services for BJC Medicaid Members under the terms of this Exhibit A-2.

BJC PREMIUM: The amount of compensation to be paid to BJC for the services to be provided by or through BJC and BJC Providers, including Covered Services rendered to BJC Medicaid Members. BJC Premium shall be stated in this Exhibit as a percentage of Total Premium per BJC Medicaid Member per month (see section 3.1 below), which percentage shall be reduced by $.81 per BJC Medicaid Member per month, to reflect HCUSA's retention of responsibility for transportation services from Covered Services as defined herein. BJC Providers shall collect from BJC Medicaid Members and may retain collected Copayments. Deductibles or charges for services which are not Covered Services (whether by reason of an exclusion, exhaustion of benefits, benefits maximums, and recoveries from coordination of benefits, third party claims and subrogation to the extent permitted by law, and similar bases, but not amounts not paid by reason of a UM determination) under a BJC Medicaid Member's Benefit Plan. Such collected amounts shall be in addition to and shall not be deemed part of the BJC Premium.

TOTAL PREMIUM: The amount of premium actually collected by Plan from the State of Missouri for each BJC Medicaid Member per month and such other payments actually collected by Plan from the State of Missouri for each BJC Medicaid Member (i.e., Kick payments) to the extent the parties agree such payments are permitted by law. The parties acknowledge that due to systems issues, as of the Effective Day of this Agreement, for purposes of calculating the amount of monthly deposits into the Claims Payment Account, HCUSA is depositing an amount determined as the amount of premium received plus retroactive accretions and minus retroactive deletions Plan for each BJC Medicaid Member per month.

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

TOTAL PROVIDER PAYMENTS: The total amount of payments made by Plan to any providers, including BJC Providers, for the provision of Covered Services to BJC Medicaid Members incurred during the applicable period (e.g., calendar year).

                           SECTION 2: SCOPE OF EXHIBIT

The provisions of this Exhibit apply to Covered Services rendered to BJC Medicaid Members, regardless of whether such BJC Medicaid Members receive Covered Services from BJC Providers, Participating Providers or non-Participating Providers within or outside of BJC's Service Sites or within or outside of Plan's Service Area.

                          SECTION 3: PAYMENT OBLIGATION
                                     [_]*


3.1 PAYMENT FOR SERVICES. In consideration of BJC's arranging for the provision of all Covered Services to BJC Medicaid Members, of BJC's assumption of the financial risk associated with the provision of such Covered Services to BJC Medicaid Members, and of BJC's performance of its obligations under this Agreement, Plan shall pay BJC in accordance with the payment and claims processing procedures set forth in this Exhibit A-2. The amount of payment shall be the BJC Premium set forth below:

Calendar Year:                  BJC Premium:
--------------                  ------------
1997                               [___]*
1998                               [___]*
1999                               [___]*
2000-2002                          [___]*
2003-2007                          [___]*

As provided in Section 1 above, in no event shall such percentage be deemed to include the amount or value of any copayments which BJC Providers may be entitled to collect for certain Covered Services as set forth in BJC Medicaid Members' Benefit Plans and as permitted by law.

3.2 PAYMENT PROCESS FOR BJC MEDICAID MEMBERS. The parties agree that the following process shall be used to assure the timely payment of claims for BJC Medicaid Members covered by Benefit Plans within the scope of this Exhibit:

         (1) Establishment of Claims Payment Account. The parties shall mutually agree upon the bank and type of segregated account into which HCUSA shall deposit only BJC Premium and out of which HCUSA shall process claims only for Covered Services for BJC Medicaid Members (the "Claims Payment Account"). BJC shall complete such forms as may be required by the Bank to grant HCUSA the right to access funds necessary to pay claims from the Claims Payment Account. BJC and HCUSA shall jointly complete any forms necessary to allow BJC and HCUSA access to Claims Payment Account information (including without limitation monthly balance statements). The parties acknowledge that the Claims Payment Account shall remain the property of BJC and that any interest, earnings or other income derived or accrued on the investment of such account funds shall also be the property of BJC; provided, however that BJC understands and agrees that under no circumstances may BJC directly withdraw funds from the Claims Payment Account without the prior written consent of HCUSA, which consent shall not be unreasonably withheld. HCUSA may withdraw from the Claims Payment Account amounts due to health care providers for the provision of Covered Services to BJC Medicaid Members, including without limitation, amounts due to BJC Providers, Participating Providers and non-Participating providers under applicable fee schedules, Customary Charges and other fees-for-services and PCP capitation payments (such amounts are hereafter collectively referred to as "Claims") in accordance with the Claims payment procedures set forth in this Section 3.2. HCUSA shall not withdraw or access funds or any moneys from the Claims Payment Account or access the BJC Irrevocable Letter of Credit other than for the purposes described in this Section 3. HCUSA shall provide BJC reports regarding Claims as required elsewhere in this Agreement. At no time shall funds in the Claims Payment Account established pursuant to this Exhibit A-2 be commingled with funds from any other account or Benefit Plans covered under this Agreement or any other Exhibit to this Agreement.

         (2) Calculation of Claims Payment Account. On the twentieth (20th) day of each calendar month or the next business day in the event the 20th day of the month is a Saturday, Sunday or bank holiday, HCUSA shall, after collecting and reconciling the premium payment from the State of Missouri, calculate and deposit into the Claims Payment Account an amount equal to the applicable BJC Premium for all BJC Medicaid Members for the immediately preceding calendar month.

         (3) Letter of Credit. BJC shall at all times maintain an Irrevocable Letter of Credit (the "BJC ILOC") (the form of which shall be attached hereto as EXHIBIT L-2) attached to the Claims Payment Account specifically established for BJC Medicaid Member claims pursuant to this Exhibit A-2, which may be drawn upon directly by HCUSA in the event the Claims Payment Account does not have sufficient funds to pay for claims for Covered Services rendered to BJC Medicaid Members. The BJC ILOC shall be continuously maintained in an amount equal to three months of claims for BJC Medicaid Members averaged over the immediately preceding 6 months. BJC shall assure at any time and at all times during the any term of this Agreement and any extensions thereof, that
         (1) HCUSA at any time and from time to time may directly access the BJC ILOC, (2) HCUSA at any time and at all times has access to information on the BJC ILOC and (3) the BJC ILOC maintains a continuous minimum available and accessible amount equal to 3 months of claims for BJC Medicaid Members averaged over the immediately preceding 6 months.


         (4) Claims Payment Procedures and Access to BJC ILOC. On a weekly basis, HCUSA shall perform a check run and determine the amount necessary to cover the claims adjudicated for BJC Medicaid Members during the immediately preceding week. HCUSA shall determine by confirming with the bank that the Claims Payment Account contains sufficient funds to cover the total amount of that check run and, upon receiving such confirmation, HCUSA shall release all checks for claims received for BJC Medicaid Members during the immediately preceding week. In the event HCUSA receives information from the bank that the Claims Payment Account does not have sufficient funds to cover the claims, HCUSA shall notify the BJC Contact Person identified pursuant to Section 3 of this Agreement of the amount of the shortfall. BJC shall then have one business day to transfer the necessary amount via ACH transfer from an alternative BJC account into the Claims Payment Account. In the event BJC does not complete the ACH transfer, HCUSA may without further notice to BJC access the BJC ILOC in the amount necessary to cover the total amount of that check run and release the checks to cover the total amount of that check run. Within 2 business days of HCUSA's completion of accessing the BJC ILOC, BJC shall complete any and all steps necessary to maintain the continuous minimum BJC ILOC amount available to and accessible by HCUSA as required by subsection (3) above.


         (5) Provider Submission of and Adjustments to Claims for Covered Services. BJC shall assure that BJC Providers submit claims for BJC Medicaid Member Covered Services to Plan in a manner and format prescribed by Plan. At Plan's request, BJC Provider may be required to submit such claims electronically in a manner and form agreed to by the parties and on at least 60 days notice to the BJC Provider. BJC Medicaid Member Covered Services claims must be received by Plan no more than 60 days from the date the Covered Services were rendered. BJC and BJC Provider agrees that claims received from and after 90 days from the date BJC Medicaid Member Covered Services were rendered may be rejected for payment, at Plan's discretion; provided, however, that corrections or additions to such claims shall be considered by Plan if made within 30 days from BJC Provider's receipt of the initial claim payment.

         Unless otherwise directed by Plan, BJC shall assure that BJC Providers submit claims using current HCFA 1500 or UB92 forms with current HCPCS coding, if applicable, current ICD9 coding and current CPT coding. BJC Providers shall include in a claim the BJC Medicaid DCN Member number and BJC Provider's Customary Charge for the Covered Services rendered to a BJC Medicaid Member during a single instance of service. BJC Provider also shall submit BJC Provider's Federal Tax I.D. number and/or other identifiers.

         Plan shall have the right to make corrective adjustments to any previous BJC Provider payment for a claim for Covered Services; provided, however, that any corrections shall be made either (1) within 6 months from receipt by Plan of such claim;
         (2) as part of an annual reconciliation procedure; or (3) at any time as part of a Plan audit of BJC's or BJC Provider's claims to the extent such claims adjustments arise out of billing errors, or improper, fraudulent or abusive billing practice.

         (6) Claims Responsibility. The parties understand and agree that under state and/or federal statutes and regulations governing insurers, HMOs and claims turnaround times/payment procedures, Plan may be required to pay any due and outstanding Claims even in the event that amounts then in the Claims Payment Account are unavailable to Plan and/or insufficient to pay such Claims, putting Plan at risk for Claims responsibility contrary to the intent of this Agreement. In the event Plan is required to make Claims payments under the circumstances described in this subsection 6, BJC agrees that to the extent the funds necessary to pay the Claims were not directly and timely available to HCUSA under the BJC ILOC, then , BJC shall hold harmless and indemnify Plan for any and all payments, losses, claims, liabilities, actions, suits, causes of action, administrative or regulatory proceedings, costs and expenses arising out of or related to such Claims payments. In addition, BJC shall assure that BJC Providers do not bill any BJC Medicaid Member for Covered Services if BJC Provider fails to submit claims in accordance with the terms and conditions set forth in this Agreement (including without limitation this and any other applicable Exhibits, appendices, addendums or attachments), and BJC shall indemnify and hold harmless Plan and BJC Medicaid Member and the Missouri Department of Medical Services for all payments, losses, liabilities, claims, suits, actions, causes of action, costs and expenses incurred by Plan and BJC Medicaid Member arising out of BJC Providers' failure to comply with the prohibition on billing contained in this Agreement, including without limitation this and any other Exhibits, appendices or attachments.

3.3 ELIGIBILITY AND BENEFIT VERIFICATION. Plan shall be responsible for the determination whether (i) a person receiving services, supplies, products or accommodations from a BJC Provider is a BJC Medicaid Member, and (ii) the services, supplies, products and accommodation provided to a BJC Medicaid Member are Covered Services. Plan shall provide BJC with the claims and eligibility reports attached hereto as EXHIBIT E and Plan shall use its reasonable efforts to provide BJC and BJC Providers in the future with real time access to Plan's eligibility files to verify BJC Medicaid Member eligibility and coverage. Plan agrees that its eligibility verification processes shall be reasonable and consistently and uniformly applied to each BJC Provider. Plan shall make eligibility determinations according to its then current policies.


3.4 ADJUSTMENTS FOR RETROACTIVE ELIGIBILITY AND BENEFIT DETERMINATIONS: The parties acknowledge that Plan may from time to time make retroactive adjustments to eligibility and benefit determinations. Plan agrees to use reasonable efforts to keep such retroactive determinations to a minimum; eligibility, however, is controlled by the State of Missouri.


         (1) Retroactive Eligibility Cancellations. If a BJC Medicaid Member's eligibility has been canceled retroactively, Plan may deduct from deposits to be made into the Claims

         Payment Account an amount equal to the BJC Premium previously deposited into the Claims Payment Account on account of the retroactive cancellation. BJC shall assure that Plan may recoup from a BJC Provider any claims payments made to BJC Providers on behalf of such BJC Medicaid Member during such time as the BJC Medicaid Member was not eligible. BJC and BJC Providers may then bill State of Missouri if the BJC Medicaid Member has become eligible under the Medicaid Fee-For-Service program. In the event the BJC Medicaid Member is not eligible under the Medicaid Fee-For-Service program, BJC Provider may bill the BJC Medicaid Member for services rendered during such period of ineligibility using customary billing procedures, which billing shall not constitute a violation of the member protection and no balance billing provisions set forth in this Agreement.

         (2) Retroactive Eligibility Additions. If a BJC Medicaid Member's enrollment in a BJC Provider's practice has been added retroactively, Plan shall make a deposit into the Claims Payment Account in an amount equal to the BJC Premium received (and Plan shall deduct from the Claims Payment Account an amount equal to the claims for Covered Services paid on behalf of such BJC Medicaid Member) during the time period such BJC Medicaid Member was eligible but not treated as a BJC Medicaid Member for claims payment purposes. BJC shall assure that Plan may offset and/or recoup from a BJC Provider any claims payments made to BJC Providers under another agreement or another Exhibit to this Agreement during such time as the BJC Medicaid Member was eligible but not treated as a BJC Medicaid Member for claims payment purposes.

The financial terms and conditions set forth in this Section 3.4 shall be BJC Provider's sole and exclusive remedy for failing to notify Plan of a BJC Medicare Member's enrollment in BJC Provider's practice.


                      SECTION 4: RECONCILIATION PROCEDURES


4.1 ACKNOWLEDGMENT. The parties understand and agree that because the BJC Premium and resulting amount paid into the Claims Payment Account differs for each Benefit Plan covered by this Agreement, and because the payment procedures differ for BJC Medicare Members, for BJC Members, and for BJC Medicaid Members, the calculations and reconciliations under this Section 4 shall not be aggregated and shall be made separately for the Medicaid Benefit Plan, and other Benefit Plans, if any, included under Section 2 of this Exhibit.

4.2 BJC QUARTERLY WITHDRAWALS FROM CLAIMS PAYMENT ACCOUNT. The parties agree that from and after the fifteenth month of this Agreement, BJC may request quarterly withdrawals from the Claims Payment Account. HCUSA shall grant BJC's request if the Claims Payment Account has sustained a continuous minimum balance of at least 110% of the average monthly claims payment averaged over the immediately preceding 12 month period experience.

4.3 ANNUAL PREMIUM RECONCILIATION. Within 180 days after the end of each calendar year identified in Section 3.1 of this Exhibit, Plan shall calculate the difference between (i) the BJC Premium Amount for such calendar year less any BJC Quarterly Withdrawals actually paid to

BJC plus any amounts that were actually funded by BJC upon request or drawn upon or accessed by the BJC ILOC and (ii) the amount of Total Provider Payments made by Plan for Covered Services provided to BJC Medicaid Members during such calendar year plus IBNR claims less any amounts actually recovered by Plan from an applicable reinsurer (the "Premium Reconciliation Amount"). In the event that the Premium Reconciliation Amount is a positive number Plan shall pay that amount to BJC within 15 days of the completion of the Annual Premium Reconciliation. In the event the Premium Reconciliation Amount is a negative number BJC shall pay that amount to Plan within 15 days after receipt from Plan of the results of the Annual Premium Reconciliation. Any claims for Covered Services provided to BJC Medicaid Members which have been presented for payment or which have otherwise been identified but have not been paid within 150 days after the end of such calendar year shall be appropriately accrued for and included in the Annual Premium Reconciliation. Any such claims presented to Plan for payment following completion of the Annual Premium Reconciliation for a given calendar year shall be forwarded to BJC and payment of such claims shall be entirely BJC's responsibility. To the extent that Plan is required to pay any such claims it may offset such payments against BJC Premium amounts due to BJC in the future. In the event Plan receives any premium payments for a given calendar year from which BJC Premiums are required to be calculated after the completion of the Annual Premium Reconciliation for that calendar year, Plan shall forward BJC Premiums to BJC.


4.4 FINAL PREMIUM RECONCILIATION. In the event of termination of this Agreement Plan shall within 180 days of the effective date of termination calculate for any periods for which Premium Reconciliation Amounts have not already been calculated and paid (the "Final Reconciliation Period") the difference between:
(i) the BJC Premium Amount for such Final Reconciliation Period less any BJC Quarterly Withdrawals actually paid to BJC during the Final Reconciliation Period plus any amounts that were actually funded by BJC upon request or drawn upon or accessed by the BJC ILOC and (ii) the amount of Total Provider Payments made by Plan for Covered Services provided to BJC Medicaid Members during the Final Reconciliation Period plus claims for such Final Reconciliation Period less any amounts recovered by Plan from an applicable reinsurer not already calculated (the "Final Premium Reconciliation Amount") calculated consistently with Plan's other IBNR claims calculations. Any Final Premium Reconciliation Amounts owed by either party shall be paid within 90 days of receipt of notice of the Final Premium Reconciliation Amount. Any Premium Reconciliation Amounts previously calculated as due from one party to the other, but not yet paid shall be paid at the same time.

4.5 SUPPORTING INFORMATION; PREMIUM RECONCILIATION AUDIT RIGHTS. Within 180 days after the end of each calendar year and within 180 days of the effective date of termination of this Agreement Plan shall provide to BJC information establishing: (i) the Total Premium in respect of such calendar year; (ii) the Total Provider Payments in respect of such calendar year; and (iii) Plan's calculation of the BJC Premium amount and the Premium Reconciliation for such calendar year. BJC shall be entitled to review and to conduct an audit (either by BJC or by independent auditors acceptable to Plan) of Plan's books and records to verify such amounts and calculations as claimed by Plan. Any such review and/or audit shall be conducted at BJC's expense. If as the result of any such review or audit it is determined that the Premium Reconciliation as conducted by Plan was incorrect BJC and Plan shall promptly correct the

Premium Reconciliation. In the event BJC and Plan are unable after good faith efforts for at least 60 days to resolve a dispute with regard to any such amount or calculation such dispute shall be settled in accordance with the dispute resolution provisions of this Agreement.

4.6 ANNUAL CLAIMS AUDIT RIGHTS. From and after October 1, 1997, BJC shall have the right to conduct quarterly audits of Plan's performance of the claims processing and claims payment function under this Agreement, but not more frequently than two times per year. Such an annual audit shall be conducted at BJC's sole expense, shall be completed within 180 days of the end of each year for the immediately preceding year, and shall be performed by a nationally recognized third party reasonably acceptable to Plan in view of Plan's reasonable competitive concerns. Such third party shall have access to and be entitled to review Plan's applicable Participating Provider agreement fee information, if any, and other books and records necessary to verify whether claims were correctly paid by Plan. Plan shall be given the opportunity to comment on the auditor's report prior to release, and all such comments shall be disclosed to BJC. The auditor's report to BJC shall specifically not include any blanket references to or specific or general disclosures of Plan's fee schedules or other rate or payment arrangements with non BJC Providers, but shall instead confirm to BJC whether Plan correctly paid the amount of the claim in accordance with the bill or the Plan Participation Agreement in effect with such claimant, as applicable. In the event the auditor's report to BJC states that Plan has not paid specific claims correctly, Plan shall use the same efforts it uses in the ordinary course of business with respect to non-BJC claims to recover the amount incorrectly paid. Any amounts recovered by Plan shall be deposited into the Claims Payment Account.

                                   EXHIBIT A-3
                        PAYMENT FOR BJC MEDICARE MEMBERS

                             SECTION 1: DEFINITIONS

COPAYMENT: The amount a Member is required to pay and BJC Provider shall collect for certain Covered Services in accordance with the Member's Benefit Plan.

CUSTOMARY CHARGE: The reasonable and customary fees charged by a provider, Participating Provider or BJC Provider ("billed charges") which do not exceed the billed charges such provider would charge any other person regardless of whether the person is a Member.

DEDUCTIBLE: The annual amount of charges for Covered Services, as provided in the Member's Benefit Plan, which the Member is required to pay and which, to the extent applicable to Covered Services provided by BJC Provider, BJC Provider may collect in accordance with the Member's Benefit Plan.

BJC MEMBER: A Member who has selected or has been assigned to a BJC Provider (including without limitation a BJC Provider located in or associated with a Medical Center) as his or her PCP.

BJC MEDICARE MEMBER: A BJC Member who is covered by a Medicare Cost or a Medicare Risk product offered by or through Plan.

BJC PREMIUM: The amount of compensation to be paid to BJC for the services to be provided by or through BJC and BJC Providers, including Covered Services rendered to BJC Medicare Members. BJC Premium shall be stated in this Exhibit as a percentage of Total Premium per BJC Medicare Member per month (see section 3.1 below). BJC Providers shall collect from BJC Medicare Members and may retain collected Copayments, Deductibles or charges for services which are not Covered Services (whether by reason of an exclusion, exhaustion of benefits, benefit maximums, and recoveries from coordination of benefits, third party claims and subrogation to the extent permitted by law, and similar bases, but not amounts not paid by reason of a UM determination) under a Member's Benefit Plan. Such collected amounts, if any, shall be in addition to and shall not be deemed part of the BJC Premium.


TOTAL PREMIUM: The amount of gross premium actually collected and other payments actually received by Plan to the extent permitted by law for each BJC Medicare Member per month. The parties acknowledge that due to systems issues, as of the Effective Date of this Exhibit A-3, for purposes of calculating the amount of monthly deposits into the Claims Payment Account, (1) for the first month under this Exhibit A-3 GHP is depositing an amount determined as the average gross premiums per Member per month for Medicare Risk and for Medicare Cost Members multiplied by the number of Medicare Risk and Medicare Cost Members who selected a PCP whose practice was located in the Medical Centers for the immediately preceding month; (2) for the second and subsequent months of this Exhibit A-3, GHP is depositing an amount for each Medicare Risk and Medicare Cost Member an amount determined as the average gross premium

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.



per Member per month multiplied by the total number of BJC Medicare Members for the immediately preceding month plus or minus the adjustment for the amount determined as the amount of premium billed plus retroactive accretions and minus retroactive deletions, if any, (but only to the extent permitted in accordance with Section 3.6 of this Exhibit A-3) billed by Plan for each BJC Medicare Member per month who has enriched benefits, plus or minus the adjustment for the reconciliation for the amount of premium actually collected from the Health Care Financing Administration ("HCFA") by Plan for each BJC Medicare Member per month for the immediately preceding month.

TOTAL PROVIDER PAYMENTS: The total amount of payments made by Plan to any providers, including BJC Providers, for the provision of Covered Services to BJC Medicare Members incurred during the applicable period (e.g., calendar year).


                           SECTION 2: SCOPE OF EXHIBIT

The provisions of this Exhibit apply to Covered Services rendered to BJC Medicare Members, regardless of whether such BJC Medicare Members receive Covered Services from BJC Providers, Participating Providers or non-Participating Providers within or outside of BJC's Service Sites or within or outside of Plan's Service Area.

                          SECTION 3: PAYMENT OBLIGATION

3.1 PAYMENT FOR SERVICES. In consideration of BJC's arranging for the provision of all Covered Services to BJC Medicare Members covered by Benefit Plans within the scope of this Exhibit, of BJC's assumption of the financial risk associated with the provision of such Covered Services to BJC Medicare Members, and of BJC's performance of its obligations under this Agreement, Plan shall pay BJC in accordance with the payment and claims processing procedures set forth in this Exhibit A-3. The amount of payment shall be the BJC Premium set forth below:

Calendar Year:                  BJC Premium:
--------------                  ------------
1997                               [___]*
1998                               [___]*
1999                               [___]*
2000-2002                          [___]*
2003-2007                          [___]*

In no event shall such percentage be deemed to include the amount or value of any Copayments or Deductibles, or recoveries from appropriate coordination of benefits, third party claims or subrogation recoveries to the extent permitted by law which BJC Providers may be entitled to collect for certain Covered Services as set forth in BJC Medicare Members' Benefit Plans.

3.2 PAYMENT PROCESS FOR BJC MEDICARE MEMBERS. The parties agree that the following process shall be used to assure the timely payment of claims for BJC Medicare Members covered by Benefit Plans within the scope of this Exhibit:


         (1) Establishment of Claims Payment Account. The parties shall mutually agree upon the bank and type of account into which GHP shall deposit BJC Premium and out of which GHP shall process claims for Covered Services for BJC Medicare Members (the "Claims Payment Account"). The parties acknowledge that the Claims Payment Account may contain BJC Premium and BJC Medicare Premium (as that term is defined in Exhibit A-3) but not BJC Medicaid Premium (as that term is defined Exhibit A-2). BJC shall complete such forms as may be required by the Bank to grant GHP the right to access funds necessary to pay claims from the Claims Payment Account. BJC and GHP shall jointly complete any forms necessary to allow BJC and GHP access to Claims Payment Account information (including without limitation monthly balance statements). The parties agree that the Claims Payment Account shall remain the property of BJC and that any interest, earnings or other income derived or accrued on the investment of such account funds shall also be the property of BJC; provided, however, that BJC understands and agrees that under no circumstances may BJC directly withdraw funds from the Claims Payment Account without the prior written consent of Plan, which consent shall not be unreasonably withheld. Plan may withdraw from the Claims Payment Account amounts due to health care providers for the provision of Covered Services to BJC Medicare Members, including without limitation, amounts due to BJC Providers, Participating Providers and non-Participating providers under applicable fee schedules, Customary Charges and other fees-for-services and applicable capitation payments (such amounts are hereafter collectively referred to as "Claims") in accordance with the Claims payment procedures set forth in this Section 3.2. Plan shall not withdraw or access funds or any moneys from the Claims Payment Account or the Claims Assurance Account other than for the purposes described in this Section 3. Plan shall provide BJC reports regarding Claims as required elsewhere in this Agreement.

         (2) Calculation of Claims Payment Account. On the fifteenth (15th) day of each calendar month or the next business day in the event the fifteenth (15th) day of the month is a Saturday, Sunday or bank holiday, GHP shall, after calculating Total Premiums and BJC Premium for the purpose of determining the deposit amount for each BJC Medicare Member per month, calculate and deposit into the Claims Payment Account an amount equal to the applicable BJC Premium that Plan collected from or on behalf of BJC Medicare Members.

         (3) Letter of Credit. BJC shall at all times maintain an Irrevocable Letter of Credit (the "BJC ILOC") (the form of which shall be attached hereto as EXHIBIT L) attached to the Claims Payment Account which may be drawn upon directly by GHP in the event the Claims Payment Account does not have sufficient funds to pay for claims for Covered Services rendered to BJC Medicare Members. The BJC ILOC shall be continuously maintained in an amount equal to three months of claims for BJC Medicare Members averaged over the immediately preceding 6 months. BJC shall assure at any time and at all times during the any term of this Agreement and any extensions thereof, that (1) GHP at any time and from time to time may directly access the BJC ILOC, (2) GHP at any time and at all times has access to information on the BJC ILOC and (3) the BJC ILOC maintains a continuous minimum available and accessible amount equal to 3 months of claims for BJC Medicare Members averaged over the immediately preceding 6 months.

         (4) Claims Payment Procedures and Access to BJC ILOC.

                  (i) Non-Capitation Payment Procedures. On a weekly basis, GHP shall perform a check run and determine the amount necessary to cover non-capitation Claims only adjudicated for BJC Medicare Members during the immediately preceding week. GHP shall determine by confirming with the bank that the Claims Payment Account contains sufficient funds to cover the total amount of that non-capitation Claims check run and, upon receiving such confirmation, GHP shall release all checks for such Claims received for BJC Medicare Members during the immediately preceding week. In the event GHP receives information from the bank that the Claims Payment Account does not have sufficient funds to cover such non-capitation Claims check run, GHP shall notify the BJC Contact Person identified pursuant to Section 3 of this Agreement of the amount of the shortfall. BJC shall then have one business day to transfer the necessary amount via ACH transfer from an alternative BJC account into the Claims Payment Account. In the event BJC does not complete the ACH transfer, GHP may without further notice to BJC access the BJC ILOC in the amount necessary to cover the total amount of that non-capitation Claims check run and release the checks to cover the total amount of that check run. Within 2 business days of GHP's completion of accessing the BJC ILOC, BJC shall complete any and all steps necessary to maintain the continuous minimum BJC ILOC amount available to and accessible by GHP as required by subsection (3) above.

                  (ii) Capitation Payment Procedures. On a monthly basis, GHP shall perform a check run and determine the amount necessary to cover Capitation Claims applicable to BJC Medicare Members during the current month. GHP shall determine by confirming with the bank that the Claims Payment Account contains sufficient funds to cover the total amount of the Capitation check run and, upon receiving such confirmation, GHP shall initiate an ACH transfer of sufficient funds from the Claims Payment Account into an account to be designated by GHP and, upon receiving confirmation of the ACH transfer, GHP shall release all checks for that Capitation check run. In the event GHP receives information from the bank that the Claims Payment Account does not have sufficient funds to cover that Capitation check run, GHP shall notify the BJC Contact Person identified pursuant to Section 3 of the Agreement of the amount of the shortfall. BJC shall then have one business day to transfer the necessary amount via ACH transfer from an alternative BJC account into the Claims Payment Account. In the event BJC does not complete the ACH transfer, GHP may without further notice to BJC directly access the BJC ILOC in the amount necessary to cover the total amount of that Capitation check run and release the checks to cover the total amount of that Capitation check run. Within 2 business days of GHP's completion of accessing the BJC ILOC, BJC shall complete any and all steps necessary to maintain the continuous minimum BJC ILOC amount available to and accessible by GHP as required by subsection (3) above.


         (5) Provider Submission of and Adjustments to Claims for Covered Services. BJC shall assure that BJC Providers submit claims for BJC Medicare Member Covered Services to Plan in a manner and format prescribed by Plan. At Plan's request, BJC Provider may be required to submit such claims electronically in a manner and form agreed to by the parties and on at least 60 days notice to the BJC Provider. BJC Medicare Member Covered Services claims must be received by Plan no more than 60 days from the date the Covered Services were rendered. BJC and BJC Provider agrees that claims received from and after 90 days from the date BJC Medicare Member Covered Services were rendered may be rejected for payment, at Plan's discretion; provided, however, that corrections or additions to such claims shall be considered by Plan if made within 30 days from BJC Provider's receipt of the initial claim payment.

         Unless otherwise directed by Plan, BJC shall assure that BJC Providers submit claims using current HCFA 1500 or UB92 forms with current HCPCS coding, if applicable, current ICD9 coding and current CPT coding. BJC Providers shall include in a claim the BJC Medicare Member number and BJC Provider's Customary Charge for the Covered Services rendered to a BJC Medicare Member during a single instance of service. If requested by Plan, BJC Provider shall also submit BJC Provider's Federal Tax I.D. number and/or other identifiers.

         Plan shall have the right to make corrective adjustments to any previous BJC Provider payment for a claim for Covered Services; provided, however, that any corrections shall be made either (1) within 6 months from receipt by Plan of such claim; (2) as part of an annual reconciliation procedure; or (3) at any time as part of a Plan audit of BJC's or BJC Provider's claims to the extent such claims adjustments arise out of billing errors, or improper, fraudulent or abusive billing practices.


         (6) Claims Responsibility. The parties understand and agree that under state and/or federal statutes and regulations governing insurers, HMOs and claims turnaround times/payment procedures, Plan may be required to pay any due and outstanding Claims even in the event that amounts then in the Claims Payment Account are unavailable to Plan and/or insufficient to pay such Claims, putting Plan at risk for Claims responsibility contrary to the intent of this Agreement. In the event Plan is required to make Claims payments under the circumstances described in this subsection 6, BJC agrees that to the extent the funds necessary to pay the Claims were not directly and timely available to GHP under the BJC ILOC, then, BJC shall hold harmless and indemnify Plan for any and all payments, losses, claims, liabilities, actions, suits, causes of action, administrative or regulatory proceedings, costs and expenses arising out of or related to such Claims payments. In addition, BJC shall assure that BJC Providers do not bill any BJC Medicare

         Member for Covered Services if BJC Provider fails to submit claims in accordance with the terms and conditions set forth in this Agreement (including without limitation this and any other applicable Exhibits, appendices, addendums or attachments), and BJC shall indemnify and hold harmless Plan and BJC Medicare Member for all payments, losses, liabilities, claims, suits, actions, causes of action, costs and expenses incurred by Plan and BJC Medicare Member arising out of BJC Providers' failure to comply with the prohibition on billing contained in this Agreement, including without limitation this and any other Exhibits, appendices or attachments.


3.3 ELIGIBILITY AND BENEFIT VERIFICATION. Plan shall be responsible for the determination under each Benefit Plan covered under the scope of this Exhibit as to whether (i) a person receiving services, supplies, products or accommodations from a BJC Provider is a BJC Medicare Member, and (ii) the services, supplies, products and accommodation provided to a BJC Medicare Member are Covered Services. Plan shall provide BJC the claims and eligibility reports set forth in EXHIBIT E and shall use its reasonable efforts to provide BJC and BJC Providers in the future with real time access to Plan's eligibility files to verify BJC Medicare Member eligibility and coverage. Plan agrees that its eligibility verification processes shall be reasonable and consistently and uniformly applied to each BJC Provider. Plan shall make eligibility determinations according to its then current policies.


3.4 ADJUSTMENTS FOR RETROACTIVE ELIGIBILITY AND BENEFIT DETERMINATIONS: The parties acknowledge that Plan may from time to time make retroactive adjustments to eligibility and benefit determinations. Plan agrees to use reasonable efforts to keep such retroactive determinations to a minimum, to the extent reasonably possible using sound business judgment considering the particular Benefit Plan.


         (1) Retroactive Eligibility Cancellations. If a BJC Medicare Member's eligibility has been canceled retroactively, Plan may deduct from deposits to be made into the Claims Payment Account an amount equal to the BJC Premium previously deposited into the Claims Payment Account on account of such BJC Medicare Member after the date of the retroactive cancellation: provided, however, such amount shall not exceed an amount equal to 6 months of BJC Premium for such BJC Medicare Member. BJC shall assure that Plan may recoup from a BJC Provider any claims payments made to BJC Providers on behalf of such BJC Medicare Member during such time as the BJC Medicare Member was not eligible. BJC and BJC Providers may then bill such BJC Medicare Member for services rendered during such period of ineligibility using customary billing procedures, which billing shall not constitute a violation of the member protection and no balance billing provisions set forth in this Agreement.

         (2) Retroactive Eligibility Additions. If a BJC Medicare Member's enrollment in a BJC Provider's practice has been added retroactively, Plan shall make a deposit into the Claims Payment Account in an amount equal to the BJC Premium received (and Plan shall deduct from the Claims Payment Account an amount equal to the claims for Covered Services paid on behalf of such BJC Medicare Member) during the time period such BJC Medicare Member was eligible but not treated as a BJC Medicare Member for claims payment purposes. Such retroactive adjustments shall be made for a period not to exceed 6 months. BJC shall assure that Plan may offset and/or recoup from a BJC Provider any claims payments made to BJC Providers under another agreement or another Exhibit to this Agreement during such time as the BJC Medicare Member was eligible but not treated as a BJC Medicare Member for claims payment purposes.

The financial terms and conditions set forth in this Section 3.4 shall be BJC Provider's sole and exclusive remedy for failing to notify Plan of a BJC Medicare Member's enrollment in BJC Provider's practice.

3.5 HCFA REQUIRED BENEFIT EXPANSIONS. The parties agree that in the event as the result of a review by HCFA of Plan's annual filing of the specific Benefit Plan and range of Covered Services for BJC Medicare Members, HCFA requires Plan to increase specific Covered Services provided under Plan's Benefit Plan for BJC Medicare Members, the parties will meet to discuss in good faith a reasonable resolution to the issue of allocation of financial responsibility for such specific increased Covered Services.


                      SECTION 4: RECONCILIATION PROCEDURES


4.1 ACKNOWLEDGMENT. The parties understand and agree that because the BJC Premium and resulting amount paid into the Claims Payment Account differs for each Benefit Plan and BJC Medicare Member, and because the payment procedures differ for BJC Medicare Members, for BJC Members, and for BJC Medicaid Members, the calculations and reconciliations under this Section 4 shall not be aggregated and shall be made separately for the Medicare Benefit Plan, and other Benefit Plans included under Section 2 of this Exhibit.

4.2 BJC QUARTERLY WITHDRAWALS FROM CLAIMS PAYMENT ACCOUNT. The parties agree that from and after the fifteenth month of this Agreement, BJC may request quarterly withdrawals from the Claims Payment Account. GHP shall grant BJC's request if the Claims Payment Account has sustained a continuous minimum balance of at least 110% of the average monthly claims payment averaged over the immediately preceding 12 month period experience.

4.3 ANNUAL PREMIUM RECONCILIATION. Within 180 days after the end of each calendar year identified in Section 3.1 of this Exhibit (the "Annual Premium Reconciliation Period"), Plan shall calculate the difference between (i) the BJC Premium Amount for such calendar year less the amount of any BJC Quarterly Withdrawals actually paid to BJC during the Annual Premium Reconciliation Period, plus the amounts that were actually funded upon request by Plan or drawn upon or accessed by Plan through the BJC ILOC, and (ii) the amount of Total Provider Payments made by Plan for Covered Services provided to BJC Medicare Members during such calendar year plus IBNR claims less any amounts actually recovered by Plan from an applicable reinsurer (the "Premium Reconciliation Amount"). In the event that the Premium Reconciliation Amount is a positive number Plan shall pay that amount to BJC within 15 days of the completion of the Annual Premium Reconciliation. In the event the Premium Reconciliation Amount is a negative number BJC shall pay that amount to Plan within 15 days after receipt from Plan of the results of the Annual Premium Reconciliation. Any claims for Covered Services provided to BJC

Medicare Members which have been presented for payment or which have otherwise been identified but have not been paid within 150 days after the end of such calendar year shall be appropriately accrued for and included in the Annual Premium Reconciliation. Any such claims presented to Plan for payment following completion of the Annual Premium Reconciliation for a given calendar year shall be forwarded to BJC and payment of such claims shall be entirely BJC's responsibility. To the extent that Plan is required to pay any such claims it may offset such payments against BJC Premium amounts due to BJC in the future. Any premium payments received by Plan for a given calendar year from which BJC Premiums are required to be calculated and which are received after the completion of the Annual Premium Reconciliation for that calendar year shall be forwarded to BJC.

4.4 FINAL PREMIUM RECONCILIATION. In the event of termination of this Agreement Plan shall within 180 days of the effective date of termination calculate for any periods for which Premium Reconciliation Amounts have not already been calculated and paid (the "Final Reconciliation Period") the difference between:
(i) the BJC Premium Amount for such Final Reconciliation Period less any BJC Quarterly Withdrawals actually paid to BJC during the Final Reconciliation Period, plus any amounts actually funded upon request by Plan or amounts actually drawn upon or accessed by Plan through the BJC ILOC, and (ii) the amount of Total Provider Payments made by Plan for Covered Services provided to BJC Medicare Members during the Final Reconciliation Period plus claims for such Final Reconciliation Period less any amounts recovered by Plan from an applicable reinsurer not already calculated (the "Final Premium Reconciliation Amount") calculated consistently with Plan's other IBNR claims calculations. Any Final Premium Reconciliation Amounts owed by either party shall be paid within 90 days of receipt of notice of the Final Premium Reconciliation Amount. Any Premium Reconciliation Amounts previously calculated as due from one party to the other, but not yet paid shall be paid at the same time.

4.5 SUPPORTING INFORMATION; PREMIUM RECONCILIATION AUDIT RIGHTS. Within 180 days after the end of each calendar year and within 180 days of the effective date of termination of this Agreement Plan shall provide to BJC information establishing: (i) the Total Premium in respect of such calendar year; (ii) the Total Provider Payments in respect of such calendar year; and (iii) Plan's calculation of the BJC Premium amount and the Premium Reconciliation for such calendar year. BJC shall be entitled to review and to conduct an audit (either by BJC or by independent auditors acceptable to Plan) of Plan's books and records to verify such amounts and calculations as claimed by Plan. Any such review and/or audit shall be conducted at BJC's expense. If as the result of any such review or audit it is determined that the Premium Reconciliation as conducted by Plan was incorrect BJC and Plan shall promptly correct the Premium Reconciliation. In the event BJC and Plan are unable after good faith efforts for at least 60 days to resolve a dispute with regard to any such amount or calculation such dispute shall be settled in accordance with the dispute resolution provisions of this Agreement.


4.6 ANNUAL CLAIMS AUDIT RIGHTS. From and after October 1, 1997, BJC shall have the right to conduct quarterly audits of Plan's performance of the claims processing and claims payment function under this Agreement, but not more frequently than two times per year. Such an annual audit shall be conducted at BJC's sole expense, shall be completed within 180 days of the end of each year for the immediately preceding year, and shall be performed by a nationally recognized third party reasonably acceptable to Plan in view of Plan's reasonable competitive concerns. Such third party shall have access to and be entitled to review Plan's applicable Participating Provider agreement fee information, if any, and other books and records necessary to verify whether claims were correctly paid by Plan. Plan shall be given the opportunity to comment on the auditor's report prior to release, and all such comments shall be disclosed to BJC. The auditor's report to BJC shall specifically not include any blanket references to or specific or general disclosures of Plan's fee schedules or other rate or payment arrangements with non BJC Providers, but shall instead confirm to BJC whether Plan correctly paid the amount of the claim in accordance with the bill or the Plan Participation Agreement in effect with such claimant, as applicable. In the event the auditor's report to BJC states that Plan has not paid specific claims correctly, Plan shall use the same efforts it uses in the ordinary course of business with respect to non-BJC claims to recover the amount incorrectly paid. Any amounts recovered by Plan shall be deposited into the Claims Payment Account.


                  {Remainder of page intentionally left blank}

                                   EXHIBIT A-4
                       FEE FOR SERVICE PAYMENTS/SCHEDULES

                             SECTION 1: DEFINITIONS

COPAYMENT: The amount a Member is required to pay and BJC Provider shall collect for certain Covered Services in accordance with the Member's Benefit Plan.

CUSTOMARY CHARGE: The reasonable and customary fees charged by a provider, Participating Provider or BJC Provider ("billed charges") which do not exceed the billed charges such provider would charge any other person regardless of whether the person is a Member.

DEDUCTIBLE: The annual amount of charges for Covered Services, as provided in the Member's Benefit Plan, which the Member is required to pay and which, to the extent applicable to Covered Services provided by BJC Provider, BJC Provider may collect in accordance with the Member's Benefit Plan.

                           SECTION 2: SCOPE OF EXHIBIT

The provisions of this Exhibit apply during the term and any Renewal Term(s) of this Agreement, Covered Services rendered to Members (i) who have not chosen a BJC Provider as his or her PCP (and therefore are are not BJC Members, BJC Medicaid Members or BJC Medicare Members), and (ii) who are covered by all Plan Benefit Plans including without limitation insured and self-funded (ASO) products (Benefit Plans) sponsored or issued by all Payors (excluding those Benefit Plans covered by Exhibits A-1, A-2 and A-3), (iii) when such Members receive Covered Services from BJC Providers or at a BJC Service Site.


The terms of this Exhibit A-4 and the attached schedules also shall determine the amounts to be paid to BJC Providers out of the Claims Payment Account(s) referenced in Exhibits A-1, A-2 and A-3 of this Agreement.

The terms of this Exhibit A-4 and the attached schedules also shall determine the rates to be paid to BJC Providers during the continuation period reference in Section 9.4 and Section 10.1 of the Agreement.

               SECTION 3: SERVICE DELIVERY AND PAYMENT OBLIGATIONS

3.1 COVERED SERVICE DELIVERY. BJC and BJC Providers acknowledge and will perform the obligation to deliver Covered Services to Members in accordance with the terms of the Agreement and of this Exhibit A-4, including without limitation
Section 3 and Section 4 of the Agreement.

3.2 PAYMENT FOR SERVICES. In consideration of BJC Providers providing or arranging for the provision of Covered Services to Members covered by Benefit Plans within the scope of this Exhibit, Payor shall pay BJC Providers in accordance with the lesser of BJC Provider's

Customary Charges or the payment schedules and procedures set forth in Schedule A-4 of this Exhibit A-4. In the event a Member possesses other insurance coverage for Covered Services rendered by a BJC Provider, which pays such BJC Provider an amount less than the amounts due such BJC Provider under this subsection 3.2, then the Plan or Payor shall pay such BJC Provider the difference between what amounts are due under this subsection 3.2 and the amount paid by to the BJC Provider by the other insurer. The parties agree that to the extent BJC Providers render Covered Services to Members covered by self-funded Benefit Plans for which administrative services agreements are entered into by Plan from and after the Effective Date, Plan shall use its best efforts to include in its Payor administrative services agreements and obtain from the Payor an acknowledgment substantially in the form of Schedule A-4 (1) under which the Payor acknowledges it's obligations as a Payor under the Plan's provider participation agreements and global capitation arrangements. Plan shall additionally notify BJC in the event such a self-funded Payor has terminated its administrative services agreement with Plan or has not satisfied its obligation to fund the payment of claims. BJC Providers may then pursue payment of Covered Services from such Members and Payors directly.


3.3 SUBMISSION OF AND ADJUSTMENTS TO CLAIMS FOR COVERED SERVICES. BJC shall assure that BJC Providers submit claims for Member Covered Services to Plan in a manner and format prescribed by Plan. At Plan's request, BJC Provider may be required to submit such claims electronically in a manner and form agreed to by the parties and on at least 60 days notice to the BJC Provider. Member Covered Services claims must be received by Plan no more than 60 days from the date the Covered Services were rendered. BJC Provider agrees that claims received from and after 90 days from the date Member Covered Services were rendered may be rejected for payment, at Plan's discretion and may not be directly billed to the Member or any Payor; provided, however, that corrections or additions to such claims shall be considered by Plan if made within 30 days from BJC Provider's receipt of the initial claim payment.


Unless otherwise directed by Plan, BJC shall assure that BJC Providers submit claims using current HCFA 1500 or UB92 forms with current HCPCS coding, if applicable, current ICD9 coding and current CPT coding. BJC Providers shall include in a claim the Member number and BJC Provider's Customary Charge for the Covered Services rendered to a Member during a single instance of service. If requested by Plan, BJC Provider shall also submit BJC Provider's Federal Tax I.D. number and/or other identifiers.

Plan shall have the right to make corrective adjustments to any previous BJC Provider payment for a claim for Covered Services; provided, however, that any corrections shall be made either (1) within 6 months from receipt by Plan of such claim; (2) as part of an annual reconciliation procedure; or (3) at any time as part of a Plan audit of BJC's or BJC Provider's claims to the extent such claims adjustments arise out of billing errors, or improper, fraudulent or abusive billing practices.

3.4 ELIGIBILITY AND BENEFIT VERIFICATION. Plan shall be responsible for the determination under each Benefit Plan covered under the scope of this Exhibit as to whether (i) a person receiving services, supplies, products or accommodations from a BJC Provider is a Member, and

(ii) the services, supplies, products and accommodation provided to a Member are Covered Services.


3.5 ADJUSTMENTS FOR RETROACTIVE ELIGIBILITY AND BENEFIT DETERMINATIONS: The parties acknowledge that Plan may from time to time make retroactive adjustments to eligibility and benefit determinations. Plan agrees to use reasonable efforts to keep such retroactive determinations to a minimum, and to enforce Benefit Plan provisions prohibiting such practices by employers to the extent reasonably possible using sound business judgment considering the particular employer group and Benefit Plan. The parties acknowledge that subject to the terms of Section 3.1(2) of the Agreement, services provided to an individual when such individual was not eligible to be a Member will not be Covered Services as defined in this Agreement or in this Exhibit A-4.

================================================================================


*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.



                                  SCHEDULE A-4

All of the Covered Services referenced below shall be identified using the applicable CPT series procedure codes ("Codes") as identified in the 1997 Physicians' Current Procedural Terminology Reference ("Reference") as such Reference may be modified or updated from time to time. All such Codes shall be automatically updated to reflect changes in such Codes as such Codes may be modified, added to or deleted in subsequent editions or revisions to the Reference.

A. Physician and All Other BJC Provider Services. In addition to the attached hospital and home health care rates, Plan shall reimburse BJC Providers for Physician and all other BJC Provider services rendered in conjunction with the Covered Services identified herein as follows:

             Product                    Reimbursement Method
             -------                    --------------------
(i)   Commercial Non BJC Members        [__]*

(ii)  Medicare Non BJC Members          [__]*

(iii) Medicaid Non BJC Members          [__]*

The Commercial MAFS is based [__]*. The Medicare MAFS is based [__]*. The Medicaid MAFS is based [__]*

B. Clinical Laboratory and Radiology Services. The Plan shall reimburse BJC for Clinical Laboratory and Radiology Services (as further defined below) provided in any Medical Center by a BJC Provider to Commercial, Medicare and Medicaid Non-BJC Members at the applicable Commercial, Medicare and Medicaid Non-BJC Members as follows.

C. Pharmacy Services. The Plan shall reimburse BJC for Pharmacy products and services (as further defined below) provided in any Medical Center to Commercial, Medicare and Medicaid Non-BJC Members as follows:

     1. Brand Pharmaceuticals: The Plan shall reimburse BJC the lesser of the [___]* or the usual and customary price plus a professional dispensing fee of [___]*.

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

         2. Generic Pharmaceuticals: The Plan shall reimburse BJC the lesser of the: (a) Maximum Allowable Cost ("MAC"), (b) [_]*, or (c) the usual and customary price, plus a professional dispensing fee as determined by the generic substitution rates ("GSR") per prescription filled as set forth below: [__]*


                                      [_]*

                                        BJC HEALTH
                                            SYSTEM

 CHARLES W. SAMPSON                                                Schedule A-4
 Vice President Managed Care


March 11, 1997



Mr. Scott Whitaker
Vice President, Network Development
Group Health Plan
940 West Port Plaza, Suite 300
St. Louis, MO 63146


Dear Scott:

There are a number of outpatient surgical procedures commonly performed for a commercial population that are not classified in the current Medicare groupers. BIC would therefore like to modify the existing groupers by adding certain CPT codes to the existing structure.

Please consider the attached list as a first draft to classify these additional codes.

We would like to discuss these changes with you and these codes, and others we are considering to the groupers before the transaction is closed. We expect closing prior to March 31,1997. When we reach mutual agreement, we will modify the commercial outpatient surgery rates accordingly.

This letter serves as agreement by which both parties to adjust outpatient surgical codes as discussed above subsequent to the signing of the Global Capitation Contract of which these rates will be a part of. However, we expect to reach agreement with you prior to the effective date of the contract.

I would appreciate your response as quickly as possible so that discussions can get underway.
Please call me with your comments and questions at 996-8106, or Emmette Craft at 996-8196.

Best regards,

/s/ Charlie

Charles W. Sampson
Vice President, Managed Care

CWS:bs

Attachment

                                                                    SCHEDULE A-4


                                      GHP
                      COMMERCIAL AND MEDICARE POPULATIONS
                        NOT COVERED BY GLOBAL CAPITATION
                  PROPOSED ADDITIONS TO OUTPATIENT ASG GROUPS

SERVICES                                COMMUNITY           MEDICAL CENTER            PEDIATRICS


OUTPATIENT SURGERY
------------------
ASG Group 1 *
ASG Group 2 *
ASG Group 3 *
ASG Group 4 *
ASG Group 5 *
ASG Group 6 *
ASG Group 7 *
ASG Group 8 *

Included ASG Group 4*
    CPT Codes 40830, 41599, 42809,
46221, 46230, 46320, 46900, 46916
46934, 46935, 46936, 46940, 46942,
46945, 46946, 54050, 54055, 56501,
56606, 56620, 57415, 57100

ASG Group 9
    CPT Codes 17000, 17100, 46917,
58340, 58350, 58340, 40820


March 11, 1997

                                                                    SCHEDULE A-4
                                      GHP
                      COMMERCIAL AND MEDICARE POPULATIONS
                        NOT COVERED BY GLOBAL CAPITATION
                   PROPOSED ADDITIONS TO OUTPATIENT ASG GROUPS

SERVICES                             COMMUNITY           MEDICAL CENTER      PEDIATRICS
ASG Group 10
ASG Group 11
ASG Group 12
Multiple Procedures                   See Note            See Note
* Note: As defined by Medicare,
Modified by the carve-outs listed on
pages 1 through 3.

Procedures specifically excluded and
paid at All Other Outpatient Surgery
Rates: CPT Codes 93501 through
93562, 33200 through 33261, 56300,
56308, 56311, 56312, 56313, 56315,
56322, 56324, 56320, 56323, 56340,
56341, 56342, 56399, 65771, 65772,
65775

MULTIPLE PROCEDURES NOTE:

When more than one surgical procedure is performed during the same operative session, special payment rules apply. The full rate is paid for the highest rank procedure and any other procedures furnished in the same session will be paid at 50% of the applicable rate for the second rank procedure and any subsequent procedures.

March 11, 1997

                                                                    Schedule A-4

                                      GHP
                      COMMERCIAL AND MEDICARE POPULATIONS
                        NOT COVERED BY GLOBAL CAPITATION
                   PROPOSED ADDITIONS TO OUTPATIENT ASG GROUPS

SERVICES                           COMMUNITY           MEDICAL CENTER       PEDIATRICS
-----------------------------------------------------------------------------------------
OUTPATIENT SURGERY CARVE OUTS      Per Procedure       Per Procedure        Per Procedure
Lap Chole

Cardiac Cath

Angioplasty

Lithotripsy (per procedure)

All other OP Surgeries

All OP Surgeries

March 11, 1997

                                                                    SCHEDULE A-4


                                  DEFINITIONS


PEDIATRICS          St. Louis Children's Hospital and Community Hospitals, where applicable

COMMUNITY           Barnes-Jewish St. Peters, Barnes-Jewish West County,
                    Christian NE/NW, Missouri Baptist Medical Center, Missouri
                    Baptist Hospital (Sullivan), Alton Memorial Hospital, and
                    Parkland Health Center

SKILLED NURSING     Barnes-Jewish Extended Care, The Villages and the
FACILITIES          hospital-based Skilled Nursing Facilities at Christian
                    Hospital Northeast, Barnes-Jewish St. Peters Hospital, and
                    Barnes-Jewish West County Hospital

================================================================================

ACUTE CARE          An institution providing medical, surgical, or psychiatric
FACILITY            care and treatment for medical conditions in the acute phase of illness or injury.

SKILLED NURSING     A facility or distinct part of an institution providing
FACILITY            medical, nursing, and other ancillary services to patients requiring restoration or skilled nursing services on a patient basis. Patients who receive care in skilled nursing facilities are not acutely ill but require services above a level of intermediate or custodial care in order to reach an optimal level of functioning.

SUB ACUTE UNIT      A facility or distinct part of an institution that is a step down from acute care for patients who are medically too complex or fragile to be admitted to an inpatient rehab program. Although the patient no longer meets criteria for an acute care, close monitoring and management of their treatment regimen is necessary due to their complicating medical conditions.

INPATIENT SERVICES  Shall mean those Health Services which are provided on an inpatient basis by a duly licensed and accredited hospital or skilled nursing facility.

NURSERY LEVEL I - Routing care of apparently normal full-term or preterm neonates. ("Newborn Nursery")
                    LEVEL II - Low birth-weight neonates who are not sick, but require frequent feeding, and neonates who require more hours of nursing than do normal neonates. ("Continuing Care")
                    LEVEL III - Sick neonates who do not require intensive care, but require 6-12 hours of nursing each day. ("Intermediate Care")

March 11, 1997

                                                                    Schedule A-4

                                                                    CONFIDENTIAL

                    NICU-Constant nursing and continuous cardiopulmonary and other support for severely ill infants. ("Intensive Care")

                    PICU-Constant nursing and continuous cardiopulmonary and other support for severely ill children. ("Pediatrics")

EMERGENCY ROOM      Emergency Room Services can be divided into the following
SERVICES            levels of care:

                    TRIAGE LEVEL - The initial assessment of patient to include a brief history and limited physical as necessary to determine the appropriate level of care.

                    URGENT CARE LEVEL - The provision of medical services for conditions of sufficient symptoms that without treatment could escalate into more emergent medical complications, loss of life, permanent impairment or that requires early treatment to alleviate pain or severe discomfort.

                    EMERGENCY CARE LEVEL - The provision of medical services for the treatment of a suddenly occurring condition that requires immediate medical attention to prevent loss of life, irreparable physical damage or serious impairment of bodily function*.

REHIBILITATION      The Rehabilitation unit provides a coordinated program of
                    inpatient care that promotes optimal physical, psychological, social, vocational and eduction adjustment, offering individualized treatment programs for a number of diagnoses. These include, but are not limited to:

                    - traumatic brain injury

                    - brain tumors

                    - spinal cord injuries or malformations

                    - strokes

                    - Guillane-Barre syndrome

                    - hypoxic brain injury

                    - severe orthopedic or multiple traumatic injury

                    - post-surgical correction of musculoskeletal problems

                    Patients must be medically stable and neurologically-responsive to tactile, auditory or visual stimuli. They also must have the potential to achieve clearly identifiable treatment goals within a reasonable length of time.

* "Emergency Care Level" shall be used as an interpretive guideline for implementing the definition of "Emergency" as set forth in this Agreement.

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                   Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                   Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.


                                                                   Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                   Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

                                                                 Schedule A-4

                                  DEFINITIONS


PEDIATRICS            St. Louis Children's Hospital and Community Hospitals,
                      where applicable

COMMUNITY             Barnes-Jewish St. Peters, Barnes-Jewish West County,
                      Christian NE/NW, Missouri Baptist Medical Center, Missouri
                      Baptist Hospital (Sullivan), Alton Memorial Hospital, Twin
                      Rivers MRI Center and Parkland Health Center

SKILLED NURSING       Barnes-Jewish Extended Care, The Villages, Eunice C. Smith
FACILITIES            Home and the hospital-based Skilled Nursing Facilities at
                      Christian Hospital Northeast, Barnes-Jewish St. Peters
                      Hospital, and Barnes-Jewish West County Hospital
===============================================================================

ACUTE CARE FACILITY   An institution providing medical, surgical, or
                      psychiatric care and treatment for medical conditions in the acute phase of illness or injury.

SKILLED NURSING       A facility or distinct part of an institution providing
FACILITY              medical, nursing and other ancillary services to patients
                      requiring restorative or skilled nursing services on a patient basis. Patients who receive care in skilled nursing facilities are not acutely ill but require services above a level of intermediate or custodial care in order to reach an optimal level of functioning.

SUB ACUTE UNIT        A facility or distinct part of an institution that is a
                      step down from acute care for patients who are medically too complex or fragile to be admitted to an inpatient rehab program. Although the patient no longer meets criteria for an acute care, close monitoring and management of their treatment regimen is necessary due to their complicating medical conditions.

INPATIENT SERVICES    Shall mean those Health Services which are provided on an
                      inpatient basis by a duly licensed and accredited hospital or skilled nursing facility.

NURSERY LEVEL I - Routine care of apparently normal full-term or preterm neonates. ("Newborn Nursery")
                      LEVEL II - Low birth-weight neonates who are not sick, but require frequent feeding, and neonates who require more hours of nursing than do normal neonates. ("Continuing Care")
                      LEVEL III - Sick neonates who do not require intensive care, but require 6-12 hours of nursing each day. ("Intermediate Care")

                                   EXHIBIT B
                           SCHEDULE OF BJC PROVIDERS


All BJC employed physicians, and network physicians who have contracted with BJC or a contracting organization formed by BJC, including but not limited to the Washington University Physician Organization which includes PPHO.


                NICU - Constant nursing and continuous cardiopulmonary and other support for severely ill infants. ("Intensive Care")
                PICU - Constant nursing and continuous cardiopulmonary and other support for severely ill children. ("Pediatrics")

EMERGENCY ROOM  Emergency Room Services can be divided into the following
SERVICES        levels of care:

                TRIAGE LEVEL - The initial assessment of patient to include a brief history and limited physical as necessary to determine the appropriate level of care.

                URGENT CARE LEVEL - The provision of medical services for conditions of sufficient symptoms that without treatment could escalate into more emergent medical complications, loss of life, permanent impairment or that requires early treatment to alleviate pain or severe discomfort.

                EMERGENCY CARE LEVEL - The provision of medical services for the treatment of a suddenly occurring condition that requires immediate medical attention to prevent loss of life, irreparable physical damage or serious impairment of bodily function.

REHABILITATION  The Rehabilitation unit provides a coordinated program of inpatient care that promotes optimal physical, psychological, social, vocational and education adjustment, offering individualized treatment programs for a number of diagnoses. These include, but are not limited to:

                - traumatic brain injury
                - brain tumors
                - spinal cord injuries or malformations
                - strokes
                - Guillane-Barre syndrome
                - hypoxic brain injury
                - severe orthopedic or multiple traumatic injury
                - post-surgical correction of musculoskeletal problems

                Patients must be medically stable and neurologically-responsive to tactile, auditory or visual stimuli. They also must have the potential to achieve clearly identifiable treatment goals within a reasonable length of time.

                                   EXHIBIT B
                           SCHEDULE OF BJC PROVIDERS

All BJC employed physicians, and network physicians who have contracted with BJC or a contracting organization formed by BJC, including but not limited to the Washington University Physician Organization which includes PPHO.

                                    EXHIBIT C
                              BJC'S SERVICE SITES





                                    EXHIBIT B
                           SCHEDULE OF BJC PROVIDERS



All BJC employed physicians, and network physicians who have contracted with BJC or a contracting organization formed by BJC, including but not limited to the Washington University Physician Organization which includes PPHO.

                                    EXHIBIT C
                              BJC'S SERVICE SITES


NEED DEFINITION BY ZIP CODE, COUNTY, AND A MAP

BJC Service Area

                                     [MAP]

                              MBPHO SERVICE AREAS

ZIP CODE                            LOCATION                         PHYSICIANS
--------                            --------                         ----------
                                                                   PCP's  Spec's
--------------------------------------------------------------------------------
PRIMARY - As Defined By MBMC Marketing Based on Targeted Mailings
63011                    Ballwin/Ellisville/Manchester                 4
63017                    Chesterfield                                  1      13
63021                    Ballwin/Ellisville/Manchester
63026                    Fenton
63043                    Maryland Heights
63114                    Overland
63119                    Webster Groves
63122                    Kirkwood
63124                    Ladue                                                 7
63127                    Sunset Hills
63131                    Des Peres/Town and Country                    10     83
63132                    Olivette
63141                    Creve Coeur                                          28
63146                    Creve Coeur/Unincorporated West County
--------------------------------------------------------------------------------
SECONDARY - As Defined By MBMC Marketing Based on Targeted Mailings
63005                    Chesterfield/Clarkson Valley/West St. Louis County
63038                    Wildwood/West St. Louis County
63088                    Valley Park
63105                    Clayton
63117                    Richmond Heights                               1      3
63130                    University City
63144                    Brentwood
63123                    Afton/South St. Louis County                   1      1
63126                    Crestwood/Sappington                           1      2
63128                    South St. Louis County                                7
--------------------------------------------------------------------------------
Other MBPHO Physician Members By ZIP
63025                    Eureka                                         1
63031                    Florissant                                     3      2
63042                    Hazelwood                                      1
63044                    Bridgeton                                             3
63074                    Maryland Heights                                      1
63084                    Union                                          1
63110                    St. Louis City                                        3
63129                    Oakville                                       1
63136                    Jennings/Dellwood/Moline Acres                 1      4
63139                    South St. Louis City                                  2
63143                    Maplewood                                      2      l
TOTAL                                                                  28    160

                BJC HEALTH SYSTEM-STRATEGIC PLANNING DEPARTMENT
                BJC HEALTH SYSTEM MARKET DEFINITION (ZIP CODES)
                               Ranked by Zip Code


Zip
Code   City                             County                    State
-----  ------------------------------   -----------------------   --------------
62001  Alhambra                         Madison                         IL
62002  Alton                            Madison                         IL
62006  Batchtown                        Calhoun                         IL
62009  Benld                            Macoupin                        IL
62010  Bethalto                         Madison                         IL
62011  Bingham                          Fayette                         IL
62012  Brighton                         Macoupin                        IL
62013  Brussels                         Calhoun                         IL
62014  Bunker Hill                      Macoupin                        IL
62016  Carrollton                       Greene                          IL
62018  Cottage Hills                    Madison                         IL
62021  Dorsey                           Madison                         IL
62022  Dow                              Jersey                          IL
62023  Eagarville                       Macoupin                        IL
62024  East Alton                       Madison                         IL
62025  Edwardsville                     Madison                         IL
62026  Edwardsville                     Madison                         IL
62027  Eldred                           Greene                          IL
62028  Elsah                            Jersey                          IL
62030  Fidelity                         Jersey                          IL
62031  Fieldon                          Jersey                          IL
62033  Gillespie                        Macoupin                        IL
62034  Glen Carbon                      Madison                         IL
62035  Godfrey                          Madison                         IL
62036  Golden Eagle                     Calhoun                         IL
62037  Grafton                          Jersey                          IL
62040  Granite City                     Madison                         IL
62044  Greenfield                       Greene                          IL
62045  Hamburg                          Calhoun                         IL
62046  Hamel                            Madison                         IL
62047  Hardin                           Calhoun                         IL
62048  Hartford                         Madison                         IL
62050  Hillview                         Greene                          IL
62052  Jerseyville                      Jersey                          IL
62053  Kampsville                       Calhoun                         IL
62054  Kane                             Greene                          IL
62058  Livingston                       Madison                         IL
62059  Lovejoy                          Madison                         IL
62060  Madison                          Madison                         IL
62061  Marine                           Madison                         IL
62062  Maryville                        Madison                         IL
62063  Medora                           Jersey                          IL
62065  Michael                          Calhoun                         IL
62067  Moro                             Madison                         IL
62069  Mount Olive                      Macoupin                        IL
62070  Moazier                          Calhoun                         IL
62071  National Stock Yards             Madison                         IL
62074  New Douglas                      Madison                         IL
62078  Patterson                        Greene                          IL
62079  Piasa                            Macoupin                        IL
62080  Ramsey                           Fayette                         IL
62081  Rockbridge                       Greene                          IL
62082  Roodhouse                        Greene                          IL
62084  Roxana                           Madison                         IL

Copyright 1995, Inforum & Claritas                                       Page 1

                BJC HEALTH SYSTEM-STRATEGIC PLANNING DEPARTMENT
                 BJC HEALTH SYSTEM MARKET DEFINITION (ZIP CODES)
                                Ranked by Zip Code

Zip
Code   City                             County                    State
-----  -----------------------------    ----------------------    --------------
62085  Sawyerville                      Macoupin                        IL
62086  Sorento                          Bond                            IL
62087  South Roxana                     Madison                         IL
62088  Staunton                         Macoupin                        IL
62090  Venice                           Madison                         IL
62092  White Hall                       Greene                          IL
62093  Wilsonville                      Macoupin                        IL
62095  Wood River                       Madison                         IL
62097  Worden                           Madison                         IL
62098  Wrights                          Greene                          IL
62201  East Saint Louis                 St. Clair                       IL
62202  East Saint Louis                 Madison                         IL
62203  Edgemont                         St. Clair                       IL
62204  Washington Park                  St. Clair                       IL
62205  Main Office Area 2               St. Clair                       IL
62206  Cahokia                          St. Clair                       IL
62207  Alorton                          St. Clair                       IL
62208  Fairview Heights                 St. Clair                       IL
62214  Addieville                       Washington                      IL
62215  Albers                           Clinton                         IL
62216  Aviston                          Clinton                         IL
62217  Baldwin                          Randolph                        IL
62218  Bartelso                         Clinton                         IL
62219  Beckemeyer                       Clinton                         IL
62220  Belleville                       St. Clair                       IL
62221  M O Carriers Area 2              St. Clair                       IL
62223  Plaza                            St. Clair                       IL
62225  Scott A F B                      St. Clair                       IL
62230  Breese                           Clinton                         IL
62231  Carlyle                          Clinton                         IL
62232  Caseyville                       St. Clair                       IL
62233  Chester                          Randolph                        IL
62234  Collinsville                     Madison                         IL
62236  Columbia                         Monroe                          IL
62237  Coulterville                     Randolph                        IL
62238  Cutler                           Perry                           IL
62239  Dupo                             St. Clair                       IL
62240  East Carondelet                  St. Clair                       IL
62241  Ellisgrove                       Randolph                        IL
62242  Evansville                       Randolph                        IL
62243  Freeburg                         St. Clair                       IL
62244  Fults                            Monroe                          IL
62245  Germantown                       Clinton                         IL
62246  Greenville                       Bond                            IL
62247  Hagarstown                       Fayette                         IL
62248  Hecker                           Monroe                          IL
62249  Highland                         Madison                         IL
62250  Hoffman                          Clinton                         IL
62252  Huey                             Clinton                         IL
62253  Keyesport                        Clinton                         IL
62254  Lebanon                          St. Clair                       IL
62255  Lenzburg                         St. Clair                       IL
62256  Maeystown                        Monroe                          IL

Copyright 1995, Inforum & Claritas                                        Page 2

                 BJC HEALTH SYSTEM-STRATEGIC PLANNING DEPARTMENT
                 BJC HEALTH SYSTEM MARKET DEFINITION (ZIP CODES)
                               Ranked by Zip Code

Zip
Code   City                             County                    State
-----  -----------------------------    ----------------------    --------------
62257  Marissa                          St. Clair                       IL
62258  Mascoutah                        St. Clair                       IL
62259  Menard                           Randolph                        IL
62260  Millstadt                        St. Clair                       IL
62261  Modoc                            Randolph                        IL
62262  Mulberry Grove                   Bond                            IL
62263  Nashville                        Washington                      IL
62264  New Athens                       St. Clair                       IL
62265  New Baden                        Clinton                         IL
62266  New Memphis                      Clinton                         IL
62268  Oakdale                          Washington                      IL
62269  O' Fallon                        St. Clair                       IL
62271  Okawville                        Washington                      IL
62272  Percy                            Randolph                        IL
62273  Pierron                          Bond                            IL
62274  Pinckneyville                    Perry                           IL
62275  Pocahontas                       Bond                            IL
62277  Prairie Du Rocher                Randolph                        IL
62278  Red Bud                          Randolph                        IL
62279  Renault                          Monroe                          IL
62280  Rockwood                         Jackson                         IL
62281  Saint Jacob                      Madison                         IL
62282  Saint Libory                     St. Clair                       IL
62283  Shattuc                          Clinton                         IL
62284  Smithboro                        Bond                            IL
62285  Smithton                         St. Clair                       IL
62286  Sparta                           Randolph                        IL
62288  Steeleville                      Randolph                        IL
62289  Summerfield                      St. Clair                       IL
62292  Tilden                           Randolph                        IL
62293  Trenton                          Clinton                         IL
62294  Troy                             Madison                         IL
62295  Valmeyer                         Monroe                          IL
62297  Walsh                            Randolph                        IL
62298  Waterloo                         Monroe                          IL
62414  Beecher City                     Fayette                         IL
62418  Brownstown                       Fayette                         IL
62458  Saint Elmo                       Fayette                         IL
62471  Vandalia                         Fayette                         IL
62511  Atwater                          Macoupin                        IL
62626  Carlinville                      Macoupin                        IL
62630  Chesterfield                     Macoupin                        IL
62640  Girard                           Macoupin                        IL
62649  Hettick                          Macoupin                        IL
62667  Modesto                          Macoupin                        IL
62672  Nilwood                          Macoupin                        IL
62674  Palmyra                          Macoupin                        IL
62676  Plainview                        Macoupin                        IL
62683  Scottville                       Macoupin                        IL
62685  Shipman                          Macoupin                        IL
62686  Standard City                    Macoupin                        IL
62690  Virden                           Macoupin                        IL
62801  Centralia                        Marion                          IL

Copyright l995, Inforum & Claritas                                        Page 3

                BJC HEALTH SYSTEM-STRATEGIC PLANNING DEPARTMENT
                BJC HEALTH SYSTEM MARKET DEFINITION (ZIP CODES)
                               Ranked by Zip Code

Zip
Code        City                   County                     State
-----       ------------------     -------------------       -------
62803       Hoyleton               Washington                    IL
62805       Akin                   Franklin                      IL
62807       Alma                   Marion                        IL
62808       Ashley                 Washington                    IL
62810       Belle Rive             Jefferson                     IL
62812       Benton                 Franklin                      IL
62814       Bluford                Jefferson                     IL
62816       Bonnie                 Jefferson                     IL
62819       Buckner                Franklin                      IL
62822       Christopher            Franklin                      IL
62825       Coello                 Franklin                      IL
62830       Dix                    Jefferson                     IL
62831       Dubois                 Washington                    IL
62832       Du Quoin               Perry                         IL
62836       Ewing                  Franklin                      IL
62838       Farina                 Fayette                       IL
62840       Frankfort Heights      Franklin                      IL
62841       Freeman Spur           Williamson                    IL
62846       Ina                    Jefferson                     IL
62848       Irvington              Washington                    IL
62849       Iuka                   Marion                        IL
62853       Kell                   Marion                        IL
62854       Kinmundy               Marion                        IL
62856       Logan                  Franklin                      IL
62857       Loogootee              Fayette                       IL
62864       Mount Vernon           Jefferson                     IL
62865       Mulkeytown             Franklin                      IL
62866       Nason                  Jefferson                     IL
62870       Odin                   Marion                        IL
62872       Opdyke                 Jefferson                     IL
62874       Orient                 Franklin                      IL
62875       Patoka                 Marion                        IL
62876       Radom                  Washington                    IL
62877       Richview               Washington                    IL
62880       Saint Peter            Fayette                       IL
62881       Salem                  Marion                        IL
62882       Sandoval               Marion                        IL
62883       Scheller               Jefferson                     IL
62884       Sesser                 Franklin                      IL
62885       Shobonier              Fayette                       IL
62888       Tamaroa                Perry                         IL
62889       Texico                 Jefferson                     IL
62890       Thompsonville          Franklin                      IL
62891       Valier                 Franklin                      IL
62892       Vernon                 Marion                        IL
62893       Walnut Hill            Marion                        IL
62894       Waltonville            Jefferson                     IL
62896       West Frankfort         Franklin                      IL
62897       Whittington            Franklin                      IL
62898       Woodlawn               Jefferson                     IL
62901       Carbondale             Jackson                       IL
62903       Carbondale             Jackson                       IL
62905       Alto Pass              Union                         IL

Copyright 1995, Inforum & Claritas                                Page 4

                BJC HEALTH SYSTEM-STRATEGIC PLANNING DEPARTMENT
                BJC HEALTH SYSTEM MARKET DEFINITION (ZIP CODES)
                               Ranked by Zip Code



Zip
Code    City                        County                       State
-----   -------------------------   --------------------------   -------------

62906   Anna                        Union                        IL
62907   Ava                         Jackson                      IL
62908   Belknap                     Johnson                      IL
62909   Boles                       Johnson                      IL
62912   Buncombe                    Johnson                      IL
62913   Cache                       Alexander                    IL
62914   Cairo                       Alexander                    IL
62915   Cambria                     Williamson                   IL
62916   Campbell Hill               Jackson                      IL
62918   Carterville                 Williamson                   IL
62920   Cobden                      Union                        IL
62921   Colp                        Williamson                   IL
62922   Creal Springs               Williamson                   IL
62923   Cypress                     Johnson                      IL
62924   De Soto                     Jackson                      IL
62926   Dongola                     Union                        IL
62927   Dowell                      Jackson                      IL
62929   Elco                        Alexander                    IL
62932   Elkville                    Jackson                      IL
62933   Energy                      Williamson                   IL
62939   Goreville                   Johnson                      IL
62940   Gorham                      Jackson                      IL
62941   Grand Chain                 Pulaski                      IL
62942   Grand Tower                 Jackson                      IL
62943   Grantsburg                  Johnson                      IL
62948   Herrin                      Williamson                   IL
62949   Hurst                       Williamson                   IL
62950   Jacob                       Jackson                      IL
62951   Johnston City               Williamson                   IL
62952   Jonesboro                   Union                        IL
62956   Karnak                      Pulaski                      IL
62957   Mc Clure                    Alexander                    IL
62958   Makanda                     Jackson                      IL
62959   Marion                      Williamson                   IL
62961   Millcreek                   Union                        IL
62962   Miller City                 Alexander                    IL
62963   Mound City                  Pulaski                      IL
62964   Mounds                      Pulaski                      IL
62966   Murphysboro                 Jackson                      IL
62967   New Burnside                Johnson                      IL
62969   Olive Branch                Alexander                    IL
62970   Olmsted                     Pulaski                      IL
62971   Oraville                    Jackson                      IL
62972   Ozark                       Johnson                      IL
62973   Perks                       Pulaski                      IL
62974   Pittsburg                   Williamson                   IL
62975   Pomona                      Jackson                      IL
62976   Pulaski                     Pulaski                      IL
62983   Royalton                    Franklin                     IL
62985   Simpson                     Johnson                      IL
62987   Stonefort                   Williamson                   IL
62988   Tamms                       Alexander                    IL
62990   Thebes                      Alexander                    IL

Copywright 1995, Inforum & Claritas                               Page 5

                BJC HEALTH SYSTEM-STRATEGIC PLANNING DEPARTMENT
                BJC HEALTH SYSTEM MARKET DEFINITION (ZIP CODES)
                               Ranked by Zip Code

Zip
Code      City                     County              State
-----------------------------------------------------------------------------
62991     Tunnel Hill              Johnson             IL
62992     Ullin                    Pulaski             IL
62993     Unity                    Alexander           IL
62994     Vergennes                Jackson             IL
62995     Vienna                   Johnson             IL
62996     Villa Ridge              Pulaski             IL
62997     Willisville              Perry               IL
62998     Wolf Lake                Union               IL
62999     Zeigler                  Franklin            IL
63001     Allenton                 St. Louis           MO
63005     Chesterfield             St. Louis           MO
63006     Chesterfield             St. Louis           MO
63010     Arnold                   Jefferson           MO
63011     Ballwin                  St. Louis           MO
63012     Barnhart                 Jefferson           MO
63013     Beaufort                 Franklin            MO
63014     Berger                   Franklin            MO
63015     Catawissa                Franklin            MO
63016     Cedar Hill               Jefferson           MO
63017     Chesterfield             St. Louis           MO
63019     Crystal City             Jefferson           MO
63020     De Soto                  Jefferson           MO
63021     Main Office Area 2       St. Louis           MO
63023     Dittmer                  Jefferson           MO
63025     Eureka                   St. Louis           MO
63026     Fenton                   St. Louis           MO
63028     Festus                   Jefferson           MO
63030     Fletcher                 Jefferson           MO
63031     Florissant               St. Louis           MO
63033     Main Office Area 1       St. Louis           MO
63034     Main Office Area 3       St. Louis           MO
63036     French Village           St. Francois        MO
63037     Gerald                   Franklin            MO
63038     Glencoe                  St. Louis           MO
63039     Gray Summit              Franklin            MO
63040     Grover                   St. Louis           MO
63041     Grubville                Franklin            MO
63042     Hazelwood                St. Louis           MO
63043     Maryland Heights         St. Louis           MO
63044     Bridgeton                St. Louis           MO
63045     Earth City               St. Louis           MO
63047     Hematite                 Jefferson           MO
63048     Herculaneum              Jefferson           MO
63049     High Ridge               Jefferson           MO
63050     Hillsboro                Jefferson           MO
63051     House Springs            Jefferson           MO
63052     Imperial                 Jefferson           MO
63053     Kimmswick                Jefferson           MO
63055     Labadie                  Franklin            MO
63056     Leslie                   Franklin            MO
63060     Lonedell                 Franklin            MO
63061     Luebbering               Franklin            MO
63065     Mapaville                Jefferson           MO


Copyright 1995, Inforum & Claritas                     Page 6

                BJC HEALTH SYSTEM-STRATEGIC PLANNING DEPARTMENT
                BJC HEALTH SYSTEM MARKET DEFINITION (ZIP CODES)
                               Ranked by Zip Code


Zip
Code      City                     County                             State
-------------------------------------------------------------------------------

63066     Morse Mill               Jefferson                          MO
63068     New Haven                Franklin                           MO
63069     Pacific                  Franklin                           MO
63070     Pevely                   Jefferson                          MO
63071     Richwoods                Washington                         MO
63072     Robertsville             Franklin                           MO
63073     Saint Albans             Franklin                           MO
63074     Saint Ann                St. Louis                          MO
63077     Saint Clair              Franklin                           MO
63079     Stanton                  Washington                         MO
63080     Sullivan                 Franklin                           MO
63083     Sulphur Springs          Jefferson                          MO
63084     Union                    Franklin                           MO
63087     Valles Mines             St. Francois                       MO
63088     Valley Park              St. Louis                          MO
63089     Villa Ridge              Franklin                           MO
63090     Washington               Franklin                           MO
63091     Rosebud                  Gasconade                          MO
63101     Central                  St. Louis City                     MO
63102     Jefferson Memorial       St. Louis City                     MO
63103     Main Office Carr         St. Louis City                     MO
63104     Benton Park              St. Louis City                     MO
63105     Clayton                  St. Louis                          MO
63106     Jordan W Chambers        St. Louis City                     MO
63107     Fairgrounds              St. Louis City                     MO
63108     Field                    St. Louis City                     MO
63109     Southwest Area 2         St. Louis City                     MO
63110     Chouteau                 St. Louis City                     MO
63111     Gravois Area 2           St. Louis City                     MO
63112     Wellston                 St. Louis City                     MO
63113     Charles Nagel            St. Louis City                     MO
63114     Overland                 St. Louis                          MO
63115     Charles Nagel            St. Louis City                     MO
63116     Gravois                  St. Louis City                     MO
63117     Richmond Heights         St. Louis                          MO
63118     Maryville Gardens        St. Louis City                     MO
63119     Webster Groves           St. Louis                          MO
63120     Charles Nagel            St. Louis City                     MO
63121     Normandy                 St. Louis                          MO
63122     Kirkwood                 St. Louis                          MO
63123     Affton                   St. Louis                          MO
63124     Clayton                  St. Louis                          MO
63125     Lemay                    St. Louis                          MO
63126     Sappington               St. Louis                          MO
63127     Sappington               St. Louis                          MO
63128     Sappington               St. Louis                          MO
63129     Mehlville                St. Louis                          MO
63130     University City          St. Louis                          MO
63131     Kirkwood                 St. Louis                          MO
63132     Olivette                 St. Louis                          MO
63133     Wellston                 St. Louis                          MO
63134     Berkeley                 St. Louis                          MO
63135     Ferguson                 St. Louis                          MO



Copyright 1995, Inforum & Claritas                                       Page 7

                BJC HEALTH SYSTEM-STRATEGIC PLANNING DEPARTMENT
                BJC HEALTH SYSTEM MARKET DEFINITION (ZIP CODES)
                               Ranked by Zip Code




Zip
Code      City                     County                        State
-------------------------------------------------------------------------------

63136     Jennings                 St. Louis                     MO
63137     North County             St. Louis                     MO
63138     North County             St. Louis                     MO
63139     Southwest                St. Louis City                MO
63140     Kinloch                  St. Louis                     MO
63141     Creve Coeur              St. Louis                     MO
63143     Maplewood                St. Louis                     MO
63144     Brentwood                St. Louis                     MO
63145     Saint Louis              St. Louis                     MO
63146     West County Area 2       St. Louis                     MO
63147     Baden                    St. Louis City                MO
63151     Saint Louis              St. Louis                     MO
63156     Saint Louis              St. Louis City                MO
63157     Saint Louis              St. Louis City                MO
63158     Saint Louis              St. Louis City                MO
63163     Saint Louis              St. Louis City                MO
63169     Saint Louis              St. Louis City                MO
63177     Saint Louis              St. Louis City                MO
63180     Saint Louis              St. Louis                     MO
63188     Saint Louis              St. Louis City                MO
63301     Saint Charles            St. Charles                   MO
63303     Main Office Area 2       St. Charles                   MO
63304     Weldon Spring            St. Charles                   MO
63330     Annada                   Pike                          MO
63332     Augusta                  St. Charles                   MO
63333     Bellflower               Montgomery                    MO
63334     Bowling Green            Pike                          MO
63336     Clarksville              Pike                          MO
63338     Cottleville              St. Charles                   MO
63339     Curryville               Pike                          MO
63341     Defiance                 St. Charles                   MO
63342     Dutzow                   Warren                        MO
63343     Elsberry                 Lincoln                       MO
63344     Eolia                    Pike                          MO
63345     Farber                   Audrain                       MO
63346     Flinthill                St. Charles                   MO
63347     Foley                    Lincoln                       MO
63348     Foristell                St. Charles                   MO
63349     Hawk Point               Lincoln                       MO
63350     High Hill                Montgomery                    MO
63351     Jonesburg                Montgomery                    MO
63352     Laddonia                 Audrain                       MO
63353     Louisiana                Pike                          MO
63357     Marthasville             Warren                        MO
63359     Middletown               Montgomery                    MO
63361     Montgomery City          Montgomery                    MO
63362     Moscow Mills             Lincoln                       MO
63363     New Florence             Montgomery                    MO
63364     New Hartford             Pike                          MO
63365     New Melle                St. Charles                   MO
63366     O' Fallon                St. Charles                   MO
63367     Lake Saint Louis         St. Charles                   MO
63369     Old Monroe               Lincoln                       MO



Copyright 1995, Inforum & Claritas                                       Page 8

                BJC HEALTH SYSTEM-STRATEGIC PLANNING DEPARTMENT
                BJC HEALTH SYSTEM MARKET DEFINITION (ZIP CODES)
                               Ranked by Zip Code

Zip
Code      City                     County              State
-----------------------------------------------------------------------------
63370     Olney                    Lincoln             MO
63371     Paynesville              Pike                MO
63373     Portage Des Sioux        St. Charles         MO
63376     Saint Peters             St. Charles         MO
63377     Silex                    Lincoln             MO
63378     Treloar                  Warren              MO
63379     Troy                     Lincoln             MO
63381     Truxton                  Warren              MO
63382     Vandalia                 Audrain             MO
63383     Warrenton                Warren              MO
63384     Wellsville               Montgomery          MO
63385     Wentzville               St. Charles         MO
63386     West Alton               St. Charles         MO
63387     Whiteside                Lincoln             MO
63388     Williamsburg             Callaway            MO
63389     Winfield                 Lincoln             MO
63390     Wright City              Warren              MO
63401     Hannibal                 Marion              MO
63431     Anabel                   Macon               MO
63432     Arbela                   Scotland            MO
63433     Ashburn                  Pike                MO
63434     Bethel                   Shelby              MO
63436     Center                   Ralls               MO
63437     Clarence                 Shelby              MO
63439     Emden                    Shelby              MO
63441     Frankford                Pike                MO
63442     Arbela                   Scotland            MO
63443     Hunnewell                Shelby              MO
63446     Knox City                Knox                MO
63450     Lentner                  Shelby              MO
63451     Leonard                  Shelby              MO
63454     Maywood                  Marion              MO
63456     Monroe City              Monroe              MO
63458     Newark                   Knox                MO
63459     New London               Ralls               MO
63460     Novelty                  Knox                MO
63461     Palmyra                  Marion              MO
63462     Perry                    Ralls               MO
63463     Philadelphia             Marion              MO
63464     Plevna                   Knox                MO
63467     Saverton                 Ralls               MO
63468     Shelbina                 Shelby              MO
63469     Shelbyville              Shelby              MO
63471     Taylor                   Marion              MO
63501     Kirksville               Adair               MO
63530     Atlanta                  Macon               MO
63531     Baring                   Knox                MO
63532     Bevier                   Macon               MO
63533     Brashear                 Adair               MO
63534     Callao                   Macon               MO
63535     Coatsville               Schuyler            MO
63536     Downing                  Schuyler            MO
63537     Edina                    Knox                MO

Copyright 1995, Inforum & Claritas                Page 9

                BJC HEALTH SYSTEM - STRATEGIC PLANNING DEPARTMENT
                BJC HEALTH SYSTEM MARKET DEFINITION (ZIP CODES)
                               Ranked by Zip Code


Zip
Code    City               County              State
-----   ------------------ ------------------- --------
63538   Elmer              Macon               MO
63539   Ethel              Macon               MO
63540   Gibbs              Adair               MO
63541   Glenwood           Schuyler            MO
63543   Gorin              Scotland            MO
63544   Green Castle       Sullivan            MO
63545   Green City         Sullivan            MO
63546   Greentop           Schuyler            MO
63547   Hurdland           Knox                MO
63548   Lancaster          Schuyler            MO
63549   La Plata           Macon               MO
63551   Livonia            Putnam              MO
63552   Macon              Macon               MO
63555   Memphis            Scotland            MO
63556   Milan              Sullivan            MO
63557   New Boston         Linn                MO
63558   New Cambria        Macon               MO
63559   Novinger           Adair               MO
63560   Pollock            Sullivan            MO
63561   Queen City         Schuyler            MO
63563   Rutledge           Scotland            MO
63565   Unionville         Putnam              MO
63566   Winigan            Sullivan            MO
63567   Worthington        Putnam              MO
63601   Flat River         St. Francois        MO
63620   Annapolis          Iron                MO
63621   Arcadia            Iron                MO
63622   Belgrade           Washington          MO
63623   Belleview          Iron                MO
63624   Bismarck           St. Francois        MO
63625   Black              Reynolds            MO
63626   Blackwell          Washington          MO
63627   Bloomsdale         Ste. Genevieve      MO
63628   Bonne Terre        St. Francois        MO
63629   Bunker             Reynolds            MO
63630   Cadet              Washington          MO
63631   Caledonia          Washington          MO
63632   Cascade            Wayne               MO
63633   Centerville        Reynolds            MO
63636   Des Arc            Iron                MO
63637   Doe Run            St. Francois        MO
63638   Ellington          Reynolds            MO
63640   Farmington         St. Francois        MO
63645   Fredericktown      Madison             MO
63646   Glover             Iron                MO
63648   Irondale           Washington          MO
63650   Ironton            Iron                MO
63651   Knob Lick          St. Francois        MO
63653   Flat River         St. Francois        MO
63654   Lesterville        Reynolds            MO
63655   Marquand           Madison             MO
63656   Middle Brook       Iron                MO
63560   Mineral Point      Washington          MO


Copyright 1995, Inforum & Claritas              Page 10

                BJC HEALTH SYSTEM-STRATEGIC PLANNING DEPARTMENT
                BJC HEALTH SYSTEM MARKET DEFINITION (ZIP CODES)
                               Ranked by Zip Code

Zip
Code        City                   County                     State
-----       ------------------     -------------------       -------

63661       New Offenburg          Ste. Genevieve                 MO
63662       Patton                 Bollinger                      MO
63663       Pilot Knob             Iron                           MO
63664       Potosi                 Washington                     MO
63665       Redford                Reynolds                       MO
63670       Sainte Genevieve       Ste. Genevieve                 MO
63673       Saint Marys            Ste. Genevieve                 MO
63674       Tiff                   Washington                     MO
63675       Vulcan                 Iron                           MO
63701       Cape Girardeau         Cape Girardeau                 MO
63702       Cape Girardeau         Cape Girardeau                 MO
63703       Cape Girardeau         Cape Girardeau                 MO
63730       Advance                Stoddard                       MO
63732       Altenburg              Cape Girardeau                 MO
63733       Arab                   Bollinger                      MO
63735       Bell City              Stoddard                       MO
63736       Benton                 Scott                          MO
63738       Brownwood              Stoddard                       MO
63739       Burfordville           Cape Girardeau                 MO
63740       Chaffee                Scott                          MO
63742       Commerce               Scott                          MO
63743       Daisy                  Cape Girardeau                 MO
63744       Delta                  Cape Girardeau                 MO
63745       Dutchtown              Cape Girardeau                 MO
63747       Friedheim              Cape Girardeau                 MO
63748       Frohna                 Perry                          MO
63750       Gipsy                  Bollinger                      MO
63751       Glenallen              Bollinger                      MO
63752       Gordonville            Cape Girardeau                 MO
63753       Grassy                 Bollinger                      MO
63755       Jackson                Cape Girardeau                 MO
63758       Kelso                  Scott                          MO
63760       Leopold                Bollinger                      MO
63763       Mc Gee                 Wayne                          MO
63764       Marble Hill            Bollinger                      MO
63765       Menfro                 Perry                          MO
63766       Millersville           Cape Girardeau                 MO
63767       Morley                 Scott                          MO
63769       Oak Ridge              Cape Girardeau                 MO
63770       Old Appleton           Cape Girardeau                 MO
63771       Oran                   Scott                          MO
63774       Perkins                Scott                          MO
63775       Perryville             Perry                          MO
63779       Pocahontas             Cape Girardeau                 MO
63780       Scott City             Scott                          MO
63781       Sedgewickville         Bollinger                      MO
63782       Sturdivant             Bollinger                      MO
63783       Uniontown              Perry                          MO
63784       Vanduser               Scott                          MO
63785       Whitewater             Cape Girardeau                 MO
63786       Wittenberg             Perry                          MO
63787       Zalma                  Bollinger                      MO
63801       Sikeston               Scott                          MO

Copyright 1995, Inforum & Claritas                               Page 11

                BJC HEALTH SYSTEM-STRATEGIC PLANNING DEPARTMENT
                BJC HEALTH SYSTEM MARKET DEFINITION (ZIP CODES)
                               Ranked by Zip Code

Zip
Code      City                          County                   State
-----     ------------------------      -------------------      -----
63820     Anniston                      Mississippi              MO
63821     Arbyrd                        Dunklin                  MO
63822     Bernie                        Stoddard                 MO
63823     Bertrand                      Mississippi              MO
63824     Blodgett                      Scott                    MO
63825     Bloomfield                    Stoddard                 MO
63826     Braggadocio                   Pemiscot                 MO
63827     Bragg City                    Pemiscot                 MO
63828     Canalou                       New Madrid               MO
63829     Cardwell                      Dunklin                  MO
63830     Caruthersville                Pemiscot                 MO
63833     Catron                        Stoddard                 MO
63834     Charleston                    Mississippi              MO
63837     Clarkton                      Dunklin                  MO
63839     Cooter                        Pemiscot                 MO
63840     Deering                       Pemiscot                 MO
63841     Dexter                        Stoddard                 MO
63845     East Prairie                  Mississippi              MO
63846     Essex                         Stoddard                 MO
63847     Gibson                        Dunklin                  MO
63848     Gideon                        New Madrid               MO
63849     Gobler                        Pemiscot                 MO
63850     Grayridge                     Stoddard                 MO
63851     Hayti                         Pemiscot                 MO
63852     Holcomb                       Dunklin                  MO
63853     Holland                       Pemiscot                 MO
63855     Hornersville                  Dunklin                  MO
63857     Kennett                       Dunklin                  MO
63860     Kewanee                       New Madrid               MO
63862     Lilbourn                      New Madrid               MO
63863     Malden                        Dunklin                  MO
63866     Marston                       New Madrid               MO
63867     Matthews                      New Madrid               MO
63868     Morehouse                     New Madrid               MO
63869     New Madrid                    New Madrid               MO
63870     Parma                         New Madrid               MO
63871     Pascola                       Pemiscot                 MO
63873     Portageville                  New Madrid               MO
63874     Risco                         New Madrid               MO
63875     Rives                         Dunklin                  MO
63876     Senath                        Dunklin                  MO
63877     Steele                        Pemiscot                 MO
63878     Tallapoosa                    New Madrid               MO
63879     Wardell                       Pemiscot                 MO
63880     Whiteoak                      Dunklin                  MO
63881     Wolf Island                   Mississippi              MO
63882     Wyatt                         Mississippi              MO
63901     Poplar Bluff                  Butler                   MO
63931     Briar                         Ripley                   MO
63932     Broseley                      Butler                   MO
63933     Campbell                      Dunklin                  MO
63934     Clubb                         Wayne                    MO
63935     Doniphan                      Ripley                   MO

Copyright 1995, Inforum & Claritas                                  Page 12

                BJC HEALTH SYSTEM-STRATEGIC PLANNING DEPARTMENT
                BJC HEALTH SYSTEM MARKET DEFINITION (ZIP CODES)
                               Ranked by Zip Code

Zip
Code    City                        County                         State
-----   -------------------------   ----------------------------   -------------

63936   Dudley                      Stoddard                       MO
63937   Ellsinore                   Carter                         MO
63939   Fairdealing                 Ripley                         MO
63940   Fisk                        Butler                         MO
63941   Fremont                     Carter                         MO
63942   Gatewood                    Ripley                         MO
63943   Grandin                     Carter                         MO
63944   Greenville                  Wayne                          MO
63945   Harviell                    Butler                         MO
63947   Hiram                       Wayne                          MO
63950   Lodi                        Wayne                          MO
63951   Lowndes                     Wayne                          MO
63952   Mill Spring                 Wayne                          MO
63953   Naylor                      Ripley                         MO
63954   Neelyville                  Butler                         MO
63955   Oxly                        Ripley                         MO
63956   Patterson                   Wayne                          MO
63957   Piedmont                    Wayne                          MO
63960   Puxico                      Stoddard                       MO
63961   Qulin                       Butler                         MO
63962   Rombauer                    Butler                         MO
63963   Shook                       Wayne                          MO
63964   Silva                       Wayne                          MO
63965   Van Buren                   Carter                         MO
63966   Wappapello                  Wayne                          MO
63967   Williamsville               Wayne                          MO
64628   Brookfield                  Linn                           MO
64630   Browning                    Linn                           MO
64631   Bucklin                     Linn                           MO
64645   Harris                      Sullivan                       MO
64646   Humphreys                   Sullivan                       MO
64651   Laclede                     Linn                           MO
64653   Linneus                     Linn                           MO
64655   Lucerne                     Putnam                         MO
64658   Marceline                   Linn                           MO
64659   Meadville                   Linn                           MO
64660   Mendon                      Chariton                       MO
64667   Newtown                     Sullivan                       MO
64672   Powersville                 Putnam                         MO
64674   Purdin                      Linn                           MO
64676   Rothville                   Chariton                       MO
64677   Saint Catharine             Linn                           MO
64681   Sumner                      Chariton                       MO
65001   Argyle                      Osage                          MO
65010   Ashland                     Boone                          MO
65011   Barnett                     Morgan                         MO
65013   Belle                       Maries                         MO
65014   Bland                       Gasconade                      MO
65016   Bonnots Mill                Osage                          MO
65017   Brumley                     Miller                         MO
65018   California                  Moniteau                       MO
65020   Camdenton                   Camden                         MO
65022   Cedar City                  Callaway                       MO


Copyright 1995, Inforum & Claritas                                 Page 13

               BJC HEALTH SYSTEM - STRATEGIC PLANNING DEPARTMENT
                BJC HEALTH SYSTEM MARKET DEFINITION (ZIP CODES)
                               Ranked by Zip Code


Zip
Code    City               County              State
-----   ------------------ ------------------- --------
65023   Centertown         Cole                MO
65024   Chamois            Osage               MO
65025   Clarksburg         Moniteau            MO
65026   Eldon              Miller              MO
65032   Eugene             Cole                MO
65034   Fortuna            Moniteau            MO
65035   Freeburg           Osage               MO
65036   Gasconade          Gasconade           MO
65037   Gravois Mills      Morgan              MO
65038   Laurie             Morgan              MO
65039   Hartsburg          Boone               MO
65040   Henley             Cole                MO
65041   Hermann            Gasconade           MO
65042   High Point         Moniteau            MO
65043   Holts Summit       Callaway            MO
65046   Jamestown          Moniteau            MO
65047   Kaiser             Miller              MO
65048   Koeltztown         Osage               MO
65049   Lake Ozark         Miller              MO
65050   Latham             Moniteau            MO
65051   Linn               Osage               MO
65052   Linn Creek         Camden              MO
65053   Lohman             Cole                MO
65054   Loose Creek        Osage               MO
63055   Mc Girk            Moniteau            MO
63058   Meta               Maries              MO
65059   Mokane             Callaway            MO
65061   Morrison           Osage               MO
65062   Mount Sterling     Gasconade           MO
65063   New Bloomfield     Callaway            MO
65064   Olean              Miller              MO
65065   Osage Beach        Camden              MO
65066   Owensville         Gasconade           MO
65067   Portland           Callaway            MO
65068   Prairie Home       Cooper              MO
65069   Rhineland          Montgomery          MO
65072   Rocky Mount        Morgan              MO
65074   Russellville       Cole                MO
65075   Saint Elizabeth    Miller              MO
65076   Saint Thomas       Cole                MO
65077   Steedman           Callaway            MO
65078   Stover             Morgan              MO
65079   Sunrise Beach      Camden              MO
65080   Tebbetts           Callaway            MO
65081   Tipton             Moniteau            MO
65082   Tuscumbia          Miller              MO
65083   Ulman              Miller              MO
65084   Versailles         Morgan              MO
65085   Westphalia         Osage               MO
65101   Jefferson City     Cole                MO
65109   Jefferson City     Cole                MO
65110   Jefferson City     Cole                MO
   01   Columbia           Boone               MO


Copyright 1995, Inforum & Claritas             Page 14

                BJC HEALTH SYSTEM-STRATEGIC PLANNING DEPARTMENT
                BJC HEALTH SYSTEM MARKET DEFINITION (ZIP CODES)
                               Ranked by Zip Code

Zip
Code        City                   County                     State
-----       ------------------     -------------------       -------

65202       Midway                 Boone                         MO
65203       Main Office Area 3     Boone                         MO
65230       Armstrong              Howard                        MO
65231       Auxvasse               Callaway                      MO
65232       Benton City            Audrain                       MO
65233       Booneville             Cooper                        MO
65236       Brunswick              Chariton                      MO
65237       Bunceton               Cooper                        MO
65239       Cairo                  Randolph                      MO
65240       Centralia              Boone                         MO
65243       Clark                  Randolph                      MO
65244       Clifton Hill           Randolph                      MO
65246       Dalton                 Chariton                      MO
65247       Excello                Macon                         MO
65248       Fayette                Howard                        MO
65250       Franklin               Howard                        MO
65251       Fulton                 Callaway                      MO
65254       Glasgow                Howard                        MO
65255       Hallsville             Boone                         MO
65256       Harrisburg             Boone                         MO
65257       Higbee                 Randolph                      MO
65258       Holliday               Monroe                        MO
65259       Huntsville             Randolph                      MO
65260       Jacksonville           Randolph                      MO
65261       Keytesville            Chariton                      MO
65262       Kingdom City           Callaway                      MO
65263       Madison                Monroe                        MO
65264       Martinsburg            Audrain                       MO
65265       Mexico                 Audrain                       MO
65270       Moberly                Randolph                      MO
65274       New Franklin           Howard                        MO
65275       Paris                  Monroe                        MO
65276       Pilot Grove            Cooper                        MO
65278       Renick                 Randolph                      MO
65279       Rocheport              Boone                         MO
65280       Rush Hill              Audrain                       MO
65281       Salisbury              Chariton                      MO
65282       Santa Fe               Monroe                        MO
65283       Stoutsville            Monroe                        MO
65284       Sturgeon               Boone                         MO
65285       Thompson               Audrain                       MO
65286       Triplett               Chariton                      MO
65287       Wooldridge             Cooper                        MO
65301       Sedalia                Pettis                        MO
65320       Arrow Rock             Saline                        MO
65321       Blackburn              Saline                        MO
65322       Blackwater             Cooper                        MO
65324       Climax Springs         Camden                        MO
65325       Cole Camp              Benton                        MO
65326       Edwards                Benton                        MO
65327       Emma                   Saline                        MO
65329       Florence               Morgan                        MO
65330       Gilliam                Saline                        MO

Copyright 1995, Inforum & Claritas                               Page 15

                BJC HEALTH SYSTEM-STRATEGIC PLANNING DEPARTMENT
                BJC HEALTH SYSTEM MARKET DEFINITION (ZIP CODES)
                               Ranked by Zip Code

Zip
Code      City                          County              State
-----     -------------------------     ---------------     ---------------
65332     Green Ridge                   Pettis                   MO
65333     Houstonia                     Pettis                   MO
65334     Hughesville                   Pettis                   MO
65335     Ionia                         Benton                   MO
65337     La Monte                      Pettis                   MO
65338     Lincoln                       Benton                   MO
65339     Malta Bend                    Saline                   MO
65340     Marshall                      Saline                   MO
65344     Miami                         Saline                   MO
65345     Mora                          Benton                   MO
65347     Nelson                        Saline                   MO
65348     Otterville                    Cooper                   MO
65349     Slater                        Saline                   MO
65350     Smithton                      Pettis                   MO
65351     Sweet Springs                 Saline                   MO
65354     Syracuse                      Morgan                   MO
65355     Warsaw                        Benton                   MO
65401     Rolla                         Phelps                   MO
65436     Beulah                        Phelps                   MO
65439     Bixby                         Iron                     MO
65440     Boss                          Dent                     MO
65441     Bourbon                       Crawford                 MO
65443     Brinktown                     Maries                   MO
65446     Cherryville                   Crawford                 MO
65449     Cook Station                  Crawford                 MO
65452     Crocker                       Pulaski                  MO
65453     Cuba                          Crawford                 MO
65456     Davisville                    Crawford                 MO
65457     Devils Elbow                  Pulaski                  MO
65459     Dixon                         Pulaski                  MO
65461     Duke                          Phelps                   MO
65462     Edgar Springs                 Phelps                   MO
65473     Fort Leonard Wood             Pulaski                  MO
65486     Iberia                        Miller                   MO
65501     Jadwin                        Dent                     MO
65529     Jerome                        Phelps                   MO
65534     Laquey                        Pulaski                  MO
65535     Leasburg                      Crawford                 MO
65540     Lecoma                        Dent                     MO
65541     Lenox                         Dent                     MO
65550     Newburg                       Phelps                   MO
65556     Richland                      Pulaski                  MO
65559     Saint James                   Phelps                   MO
65560     Salem                         Dent                     MO
65565     Steelville                    Crawford                 MO
65566     Viburnum                      Iron                     MO
65567     Stoutland                     Camden                   MO
65572     Swedeborg                     Pulaski                  MO
65580     Vichy                         Maries                   MO
65582     Vienna                        Maries                   MO
65583     Waynesville                   Pulaski                  MO
65586     Wesco                         Crawford                 MO
65591     Montreal                      Camden                   MO

Copyright 1995, Inforum & Claritas                                       Page 16

                BJC HEALTH SYSTEM-STRATEGIC PLANNING DEPARTMENT
                BJC HEALTH SYSTEM MARKET DEFINITION (ZIP CODES)
                               Ranked by Zip Code

Zip
Code      City                          County              State
-----     -------------------------     ---------------     ---------------
65786     Macks Creek                   Camden                   MO
65787     Roach                         Camden                   MO






Copyright 1995, Inforum & Claritas                                       Page 17

                                   EXHIBIT D
                              PLAN'S SERVICE AREA



SEE ATTACHED

                        GHP SERVICE AND EXPANSION AREAS


                                     [MAP]







                                                              [ ] SERVICE AREA
                                                              [ ] EXPANSION AREA

                     GHP SERVICE AREA: FEDERALLY QUALIFIED


                                     [MAP]



                                                                [ ] SERVICE AREA

                             ADVANTRA SERVICE AREA


                                     [MAP]





                                                                [ ] SERVICE AREA

                                GHP Service Area

Zip              County                      City                        State
---------------------------------------------------------------------------------
 61912           Coles                       Ashmore                     Illinois
 61920           Coles                       Charleston                  Illinois
 61931           Coles                       Humboldt                    Illinois
 61938           Coles                       Mattoon                     Illinois
 61943           Coles                       Oakland                     Illinois
 62001           Madison                     Alhambra                    Illinois
 62002           Madison                     Alton                       Illinois
 62006           Calhoun                     Batchtown                   Illinois
 62009           Macoupin                    Benld                       Illinois
 62010           Madison                     Bethalto                    Illinois
 62012           Macaupin                    Brighton                    Illinois
 62013           Calhoun                     Brussels                    Illinois
 62014           Macoupin                    Bunker Hill                 Illinois
 62015           Montgomery                  Butler                      Illinois
 62017           Montgomery                  Coffeen                     Illinois
 62018           Madison                     Cottage Hills               Illinois
 62019           Montgomery                  Donnellson                  Illinois
 62021           Madison                     Dorsey                      Illinois
 62022           Jersey                      Dow                         Illinois
 62023           Macoupin                    Eagarville                  Illinois
 62024           Madison                     East Alton                  Illinois
 62025           Madison                     Edwardsville                Illinois
 62028           Jersey                      Elsah                       Illinois
 62030           Jersey                      Fidelity                    Illinois
 62031           Jersey                      Fieldon                     Illinois
 62032           Montgomery                  Fillmore                    Illinois
 62033           Macoupin                    Gillespie                   Illinois
 62034           Madison                     Glen Carbon                 Illinois
 62035           Madison                     Godfrey                     Illinois
 62036           Calhoun                     Golden Eagle                Illinois
 62037           Jersey                      Grafton                     Illinois
 62040           Madison                     Granite City                Illinois
 62045           Calhoun                     Hamburg                     Illinois
 62046           Madison                     Hamel                       Illinois
 62047           Calhoun                     Hardin                      Illinois
 62048           Madison                     Hartford                    Illinois
 62049           Montgomery                  Hillsboro                   Illinois
 62051           Montgomery                  Irving                      Illinois
 62052           Jersey                      Jerseyville                 Illinois
 62053           Calhoun                     Kampsville                  Illinois
 62056           Montgomery                  Litchfield                  Illinois
 62058           Madison                     Livingston                  Illinois
 62059           St.Clair                    Lovejoy                     Illinois
 62060           Madison                     Madison                     Illinois
 62061           Madison                     Marine                      Illinois

 Note: Does not include P.O. Box zips;
 all zips within the shown counties included.

                                GHP Service Area

Zip              County                      City                        State
---------------------------------------------------------------------------------
 62062            Madison                     Maryville                  Illinois
 62063            Jersey                      Medora                     Illinois
 62065            Calhoun                     Michael                    Illinois
 62067            Madison                     Moro                       Illinois
 62069            Macoupin                    Mount Olive                Illinois
 02070            Calhoun                     Mozier                     Illinois
 62071            St. Clair                   National Stock Yards       Illinois
 62074            Madison                     New Douglas                Illinois
 62075            Montgomery                  Nokomis                    Illinois
 62076            Montgomery                  Ohlman                     Illinois
 62077            Montgomery                  Panama                     Illinois
 62079            Macoupin                    Piasa                      lllinois
 62083            Christian                   Rosamond                   Illinois
 62084            Madison                     Roxana                     Illinois
 62085            Macoupin                    Sawyerville                Illinois
 62086            Bond                        Sorento                    Illinois
 62087            Madison                     South Roxana               Illinois
 62088            Macoupin                    Staunton                   Illinois
 62089            Montgomery                  Taylor Springs             Illinois
 62090            Madison                     Venice                     Illinois
 62091            Montgomery                  Walshville                 Illinois
 62093            Macoupin                    Wilsonville                Illinois
 62094            Montgomery                  Witt                       Illinois
 62095            Madison                     Wood River                 Illinois
 62097            Madison                     Worden                     Illinois
 62201            St. Clair                   East Saint Louis           Illinois
 62203            St. Clair                   East Saint Louis           Illinois
 62204            St. Clair                   East Saint Louis           Illinois
 62205            St. Clair                   East Saint Louis           Illinois
 62206            St. Clair                   East Saint Louis           Illinois
 62207            St. Clair                   East Saint Louis           Illinois
 62208            St. Clair                   East Saint Louis           Illinois
 62214            Washington                  Addieville                 Illinois
 62215            Clinton                     Albers                     Illinois
 62216            Clinton                     Aviston                    Illinois
 62217            Randolph                    Baldwin                    Illinois
 62218            Clinton                     Bartelso                   Illinois
 62219            Clinton                     Beckemeyer                 Illinois
 62220            St. Clair                   Belleville                 Illinois
 62221            St. Clair                   Belleville                 Illinois
 62223            St. Clair                   Belleville                 Illinois
 62225            St. Clair                   Belleville                 Illinois
 62230            Clinton                     Breese                     Illinois
 62231            Clinton                     Carlyle                    Illinois
 62232            St. Clair                   Caseyville                 Illinois

 Note: Does not include P.O. Box zips;
 all zips within the shown counties included.

                                GHP Service Area

Zip              County                      City                        State
---------------------------------------------------------------------------------
 62233            Randolph                    Chester                    Illinois
 62234            Madison                     Collinsville               Illinois
 62236            Monroe                      Columbia                   Illinois
 62237            Randolph                    Coulterville               Illinois
 62238            Perry                       Cutler                     Illinois
 62239            St. Clair                   Dupo                       Illinois
 62240            St. Clair                   East Carondelet            Illinois
 62241            Randolph                    Ellis Grove                Illinois
 62242            Randolph                    Evansville                 Illinois
 62243            St. Clair                   Freeburg                   Illinois
 62244            Monroe                      Fults                      Illinois
 62245            Clinton                     Germantown                 Illinois
 62246            Bond                        Greenville                 Illinois
 62248            Monroe                      Hecker                     Illinois
 62249            Madison                     Highland                   Illinois
 62250            Clinton                     Hoffman                    Illinois
 62252            Clinton                     Huey                       Illinois
 62253            Clinton                     Keyesport                  Illinois
 62254            St. Clair                   Lebanon                    Illinois
 62255            St. Clair                   Lenzburg                   Illinois
 62256            Monroe                      Maeystown                  Illinois
 62257            St. Clair                   Marissa                    Illinois
 62258            St. Clair                   Mascoutah                  Illinois
 62259            Randolph                    Menard                     Illinois
 62260            St. Clair                   Millstadt                  Illinois
 62261            Randolph                    Prairie Du Rocher          Illinois
 62262            Bond                        Mulberry Grove             Illinois
 62263            Washington                  Nashville                  Illinois
 62264            St. Clair                   New Athens                 Illinois
 62265            Clinton                     New Baden                  Illinois
 62266            Clinton                     New Memphis                Illinois
 62268            Washington                  Oakdale                    Illinois
 62269            St.Clair                    O' Fallon                  Illinois
 62271            Washington                  Okawville                  Illinois
 62272            Randolph                    Percy                      Illinois
 62273            Bond                        Pierron                    Illinois
 62274            Perry                       Pinckneyville              Illinois
 62275            Bond                        Pocahontas                 Illinois
 62277            Randolph                    Prairie Du Rocher          Illinois
 62278            Randolph                    Red Bud                    Illinois
 62279            Monroe                      Renault                    Illinois
 62280            Jackson                     Rockwood                   Illinois
 62281            Madison                     Saint Jacob                Illinois
 62282            St. Clair                   Saint Libory               Illinois
 62283            Clinton                     Shattuc                    Illinois

 Note: Does not include P.O. Box zips;
 all zips within the shown counties included.

                                GHP Service Area

Zip              County                      City                        State
---------------------------------------------------------------------------------
 62284           Bond                  Smithboro                         Illinois
 62285           St.Clair              Smithton                          Illinois
 62286           Randolph              Sparta                            Illinois
 62288           Randolph              Steeleville                       Illinois
 62289           St.Clair              Summerfield                       Illinois
 62292           Randolph              Tilden                            Illinois
 62293           Clinton               Trenton                           Illinois
 62294           Madison               Troy                              Illinois
 62295           Monroe                Valmeyer                          Illinois
 62297           Randolph              Walsh                             Illinois
 62298           Monroe                Waterloo                          Illinois
 62440           Coles                 Lerna                             Illinois
 62469           Coles                 Trilla                            Illinois
 62510           Christian             Assumption                        Illinois
 62511           Macoupin              Atwater                           Illinois
 62515           Sangamon              Buffalo                           Illinois
 62517           Christian             Bulpitt                           Illinois
 62520           Sangamon              Dawson                            Illinois
 62530           Sangamon              Divernon                          Illinois
 62531           Christian             Edinburg                          Illinois
 62533           Montgomery            Farmersville                      Illinois
 62536           Sangamon              Glenarm                           Illinois
 62538           Montgomery            Harvel                            Illinois
 62539           Sangamon              Illiopolis                        Illinois
 62540           Christian             Kincaid                           Illinois
 62545           Sangamon              Mechanicsburg                     Illinois
 62546           Christian             Morrisonville                     Illinois
 62547           Christian             Mount Auburn                      Illinois
 62555           Christian             Owaneco                           Illinois
 62556           Christian             Palmer                            Illinois
 62557           Christian             Pana                              Illinois
 62558           Sangamon              Pawnee                            Illinois
 62560           Montgomery            Raymond                           Illinois
 62561           Sangamon              Riverton                          Illinois
 62563           Sangamon              Rochester                         Illinois
 62567           Christian             Stonington                        Illinois
 62568           Christian             Taylorville                       Illinois
 62570           Christian             Tovey                             Illinois
 62572           Montgomery            Waggoner                          Illinois
 62601           Morgan                Alexander                         Illinois
 62613           Menard                Auburn                            Illinois
 62615           Sangamon              Auburn                            Illinois
 62625           Sangamon              Cantrall                          Illinois
 62626           Macoupin              Carlinville                       Illinois
 62628           Morgan                Chapin                            Illinois

 Note: Does not include P.O. Box zips;
 all zips within the shown counties included.

                                GHP Service Area

Zip              County                      City                        State
---------------------------------------------------------------------------------
 62629           Sangamon                    Chatham                     Illinois
 62630           Macoupin                    Chesterfield                Illinois
 62631           Morgan                      Concord                     Illinois
 62638           Morgan                      Franklin                    Illinois
 62640           Macoupin                    Girard                      Illinois
 62642           Menard                      Greenview                   Illinois
 62649           Macoupin                    Hettick                     Illinois
 62650           Morgan                      Jacksonville                Illinois
 62660           Morgan                      Literberry                  Illinois
 62661           Sangamon                    Loami                       Illinois
 62662           Macoupin                    Lowder                      Illinois
 62665           Morgan .                    Meredosia                   Illinois
 62667           Macoupin                    Modesto                     Illinois
 62668           Morgan                      Murrayville                 Illinois
 62670           Sangamon                    New Berlin                  Illinois
 62672           Macoupin                    Nilwood                     Illinois
 62673           Menard                      Oakford                     Illinois
 62674           Macoupin                    Palmyra                     Illinois
 62675           Menard                      Petersburg                  Illinois
 62676           Macoupin                    Plainview                   Illinois
 62677           Sangamon                    Pleasant Plains             Illinois
 62683           Macoupin                    Scotiville                  Illinois
 62684           Sangamon                    Sherman                     Illinois
 62685           Macoupin                    Shipman                     Illinois
 62686           Macoupin                    Standard City               Illinois
 62688           Menard                      Tallula                     Illinois
 62689           Sangamon                    Thayer                      Illinois
 62690           Macoupin                    Virden                      Illinois
 62692           Morgan                      Waverly                     Illinois
 62693           Sangamon                    Williamsville               Illinois
 62695           Morgan                      Woodson                     Illinois
 62701           Sangamon                    Springfield                 Illinois
 62702           Sangamon                    Springfield                 Illinois
 62703           Sangamon                    Springfield                 Illinois
 62704           Sangamon                    Springfield                 Illinois
 62707           Sangamon                    Springfield                 Illinois
 62801           Marion                      Centralia                   Illinois
 62803           Washington                  Hoyleton                    Illinois
 62805           Franklin                    Akin                        Illinois
 62807           Marion                      Alma                        Illinois
 62808           Washington                  Ashley                      Illinois
 62810           Jefferson                   Belle Rive                  Illinois
 62812           Franklin                    Benton                      Illinois
 62814           Jefferson                   Bluford                     Illinois
 62816           Jefferson                   Bonnie                      Illinois

 Note: Does not include P.O. Box zips;
 all zips within the shown counties included.

                                GHP Service Area

Zip            County                     City                           State
---------------------------------------------------------------------------------
 62819         Franklin                   Buckner                        Illinois
 62822         Franklin                   Christopher                    Illinois
 62825         Franklin                   Coello                         Illinois
 62830         Jefferson                  Dix                            Illinois
 62831         Washington                 Dubois                         Illinois
 62832         Perry                      Du Quoin                       Illinois
 62836         Franklin                   Ewing                          Illinois
 62840         Franklin                   Frankfort Heights              Illinois
 62841         Williamson                 Freeman Spur                   Illinois
 62846         Jefferson                  Ina                            Illinois
 62848         Washington                 Irvington                      Illinois
 62849         Marion                     luka                           Illinois
 62853         Marion                     Kell                           Illinois
 62854         Marion                     Kinmundy                       Illinois
 62856         Franklin                   Logan                          Illinois
 62864         Jefferson                  Mount Vernon                   Illinois
 62865         Franklin                   Mulkeytown                     Illinois
 62866         Jefferson                  Nason                          Illinois
 62870         Marion                     Odin                           Illinois
 62872         Jefferson                  Opdyke                         Illinois
 62874         Franklin                   Orient                         Illinois
 62875         Marion                     Patoka                         Illinois
 62876         Washington                 Radom                          Illinois
 62877         Washington                 Richview                       Illinois
 62881         Marion                     Salem                          Illinois
 62882         Marion                     Sandoval                       Illinois
 62883         Jefferson                  Scheller                       Illinois
 62884         Franklin                   Sesser                         Illinois
 62888         Perry                      Tamaroa                        Illinois
 62889         Jefferson                  Texico                         Illinois
 62890         Franklin                   Thompsonville                  Illinois
 62891         Franklin                   Valier                         Illinois
 62892         Marion                     Vernon                         Illinois
 62893         Marion                     Walnut Hill                    Illinois
 62894         Jefferson                  Waltonville                    Illinois
 62896         Franklin                   West Frankfort                 Illinois
 62897         Franklin                   Whittington                    Illinois
 62898         Jefferson                  Woodlawn                       Illinois
 62901         Jackson                    Carbondale                     Illinois
 62905         Union                      Alto Pass                      Illinois
 62906         Union                      Anna                           Illinois
 62907         Jackson                    Ava                            Illinois
 62908         Johnson                    Belknap                        Illinois
 62909         Johnson                    Boles                          Illinois
 62912         Johnson                    Buncombe                       Illinois

 Note: Does not include P.O. Box zips;
 all zips within the shown counties included.

                                GHP Service Area

Zip              County                      City                        State
---------------------------------------------------------------------------------
 62915            Williamson              Cambria                        Illinois
 62916            Jackson                 Campbell Hill                  Illinois
 62917            Saline                  Carrier Mills                  Illinois
 62918            Williamson              Carterville                    Illinois
 62920            Union                   Cobden                         Illinois
 62921            Williamson              Colp                           Illinois
 62922            Williamson              Creal Springs                  Illinois
 62923            Johnson                 Cypress                        Illinois
 62924            Jackson                 De Soto                        Illinois
 62926            Union                   Dongola                        Illinois
 62927            Jackson                 Dowell                         Illinois
 62930            Saline                  Eldorado                       Illinois
 62932            Jackson                 Elkville                       Illinois
 62933            Williamson              Energy                         Illinois
 62935            Saline                  Galatia                        Illinois
 62939            Johnson                 Goreville                      Illinois
 62940            Jackson                 Gorham                         Illinois
 62942            Jackson                 Grand Tower                    Illinois
 62943            Johnson                 Grantsburg                     Illinois
 62946            Saline                  Harrisburg                     Illinois
 62948            Williamson              Herrin                         Illinois
 62949            Williamson              Hurst                          Illinois
 62950            Jackson                 Jacob                          Illinois
 62951            Williamson              Johnston City                  Illinois
 62952            Union                   Jonesboro                      Illinois
 62958            Jackson                 Makanda                        Illinois
 62959            Williamson              Marion                         Illinois
 62961            Union                   Millcreek                      Illinois
 62965            Saline                  Muddy                          Illinois
 62966            Jackson                 Murphysboro                    Illinois
 62967            Johnson                 New Burnside                   Illinois
 62971            Jackson                 Oraville                       Illinois
 62972            Johnson                 Ozark                          Illinois
 62974            Williamson              Pittsburg                      Illinois
 62975            Jackson                 Pomona                         Illinois
 62977            Saline                  Raleigh                        Illinois
 62983            Franklin                Royalton                       Illinois
 62985            Johnson                 Simpson                        Illinois
 62987            Williamson              Stonefort                      Illinois
 62991            Johnson                 Tunnel Hill                    Illinois
 62994            Jackson                 Vergennes                      Illinois
 62995            Johnson                 Vienna                         Illinois
 62997            Perry                   Willisville                    Illinois
 62998            Union                   Wolf Lake                      Illinois
 62999            Franklin                Zeigler                        Illinois


 Note: Does not include P.O. Box zips;
 all zips within the shown counties included.

                                GHP Service Area

Zip              County                      City                        State
---------------------------------------------------------------------------------
 63001           St. Louis                    Allenton                   Missouri
 63005           St. Louis                    Chesterfield               Missouri
 63010           Jefferson                    Arnold                     Missouri
 63011           St. Louis                    Ballwin                    Missouri
 63012           Jefferson                    Barnhart                   Missouri
 63013           Franklin                     Beaufort                   Missouri
 63014           Frankiin                     Berger                     Missouri
 63015           Franklin                     Catawissa                  Missouri
 63016           Jefferson                    Cedar Hill                 Missouri
 63017           St. Louis                    Chesterfield               Missouri
 63019           Jefferson                    Crystal City               Missouri
 63020           Jefferson                    De Soto                    Missouri
 63021           St. Louis                    Ballwin                    Missouri
 63023           Jefferson                    Dittmer                    Missouri
 63025           St. Louis                    Eureka                     Missouri
 63026           St. Louis                    Fenton                     Missouri
 63028           Jefferson                    Festus                     Missouri
 63030           Jefferson                    Fletcher                   Missouri
 63031           St. Louis                    Florissant                 Missouri
 63033           St. Louis                    Florissant                 Missouri
 63034           St. Louis                    Florissant                 Missouri
 63036           St. Francois                 French Village             Missouri
 63037           Franklin                     Gerald                     Missouri
 63038           St. Louis                    Glencoe                    Missouri
 63039           Franklin                     Gray Summit                Missouri
 63040           St. Louis                    Grover                     Missouri
 63041           Franklin                     Grubville                  Missouri
 63042           St. Louis                    Hazelwood                  Missouri
 63043           St. Louis                    Hazelwood                  Missouri
 63044           St. Louis                    Hazelwood                  Missouri
 63045           St. Louis                    Hazelwood                  Missouri
 63047           Jefferson                    Hematite                   Missouri
 63048           Jefferson                    Herculaneum                Missouri
 63049           Jefferson                    High Ridge                 Missouri
 63050           Jefferson                    Hillsboro                  Missouri
 63051           Jefferson                    House Springs              Missouri
 63052           Jefferson                    Imperial                   Missouri
 63053           Jefferson                    Imperial                   Missouri
 63055           Franklin                     Labadie                    Missouri
 63056           Franklin                     Leslie                     Missouri
 63060           Franklin                     Lonedell                   Missouri
 63061           Franklin                     Luebbering                 Missouri
 63065           Jefferson                    Mapaville                  Missouri
 63066           Jefferson                    Morse Mill                 Missouri
 63068           Franklin                     New Haven                  Missouri

 Note: Does not include P.O. Box zips;
 all zips within the shown counties included.

                                GHP Service Area

Zip              County                      City                        State
---------------------------------------------------------------------------------
 63069          Franklin                   Pacific                       Missouri
 63070          Jefferson                  Pevely                        Missouri
 63071          Washington                 Richwoods                     Missouri
 63072          Franklin                   Robertsville                  Missouri
 63074          St. Louis                  Saint Ann                     Missouri
 63077          Franklin                   Saint Clair                   Missouri
 63079          Frankiin                   Stanton                       Missouri
 63080          Franklin                   Sullivan                      Missouri
 63083          Jefferson                  Sulphur Springs               Missouri
 63084          Franklin                   Union                         Missouri
 63087          St. Francois               Valles Mines                  Missouri
 63088          St. Louis                  Valley Park                   Missouri
 63089          Franklin                   Villa Ridge                   Missouri
 63090          Franklin                   Washington                    Missouri
 63091          Gasconade                  Rosebud                       Missouri
 63101          St. Louis City             Saint Louis                   Missouri
 63102          St. Louis City             Saint Louis                   Missouri
 63103          St. Louis City             Saint Louis                   Missouri
 63104          St. Louis City             Saint Louis                   Missouri
 63105          St. Louis                  Saint Louis                   Missouri
 63106          St. Louis City             Saint Louis                   Missouri
 63107          St. Louis City             Saint Louis                   Missouri
 63108          St. Louis City             Saint Louis                   Missouri
 63109          St. Louis City             Saint Louis                   Missouri
 63110          St. Louis City             Saint Louis                   Missouri
 63111          St. Louis City             Saint Louis                   Missouri
 63112          St. Louis City             Saint Louis                   Missouri
 63113          St. Louis City             Saint Louis                   Missouri
 63114          St. Louis                  Saint Louis                   Missouri
 63115          St. Louis City             Saint Louis                   Missouri
 63116          St. Louis City             Saint Louis                   Missouri
 63117          St. Louis                  Saint Louis                   Missouri
 63118          St. Louis City             Saint Louis                   Missouri
 63119          St. Louis                  Saint Louis                   Missouri
 63120          St. Louis City             Saint Louis                   Missouri
 63121          St. Louis                  Saint Louis                   Missouri
 63122          St. Louis                  Saint Louis                   Missouri
 63123          St. Louis                  Saint Louis                   Missouri
 63124          St. Louis                  Saint Louis                   Missouri
 63125          St. Louis                  Saint Louis                   Missouri
 63126          St. Louis                  Saint Louis                   Missouri
 63127          St. Louis                  Saint Louis                   Missouri
 63128          St. Louis                  Saint Louis                   Missouri
 63129          St. Louis                  Saint Louis                   Missouri
 63130          St. Louis                  Saint Louis                   Missouri

 Note: Does not include P.O. Box zips;
 all zips within the shown counties included.

                                GHP Service Area

Zip              County                      City                        State
---------------------------------------------------------------------------------
 63131          St. Louis                    Saint Louis                 Missouri
 63132          St. Louis                    Saint Louis                 Missouri
 63133          St. Louis                    Saint Louis                 Missouri
 63134          St. Louis                    Saint Louis                 Missouri
 63135          St. Louis                    Saint Louis                 Missouri
 63136          St. Louis                    Saint Louis                 Missouri
 63137          St. Louis                    Saint Louis                 Missouri
 63138          St. Louis                    Saint Louis                 Missouri
 63139          St. Louis City               Saint Louis                 Missouri
 63140          St. Louis                    Saint Louis                 Missouri
 63141          St. Louis                    Saint Louis                 Missouri
 63143          St. Louis                    Saint Louis                 Missouri
 63144          St. Louis                    Saint Louis                 Missouri
 63146          St. Louis                    Saint Louis                 Missouri
 63147          St. Louis City               Saint Louis                 Missouri
 63301          St. Charles                  Saint Charles               Missouri
 63303          St. Charles                  Saint Charles               Missouri
 63304          St. Charles                  Saint Charles               Missouri
 63330          Pike                         Annada                      Missouri
 63332          St. Charles                  Augusta                     Missouri
 63333          Montgomery                   Bellflower                  Missouri
 63334          Pike                         Bowling Green               Missouri
 63336          Pike                         Clarksville                 Missouri
 63338          St. Charles                  Cottleville                 Missouri
 63339          Pike                         Curryville                  Missouri
 63341          St. Charles                  Defiance                    Missouri
 63342          Warren                       Dutzow                      Missouri
 63343          Lincoln                      Elsberry                    Missouri
 63344          Pike                         Eolia                       Missouri
 63345          Audrain                      Farber                      Missouri
 63346          St. Charles                  Flinthill                   Missouri
 63347          Lincoln                      Foley                       Missouri
 63348          St. Charles                  Foristell                   Missouri
 63349          Lincoln                      Hawk Point                  Missouri
 63350          Montgomery                   High Hill                   Missouri
 63351          Montgomery                   Jonesburg                   Missouri
 63352          Audrain                      Laddonia                    Missouri
 63353          Pike                         Louisiana                   Missouri
 63357          Warren                       Marthasville                Missouri
 63359          Montgomery                   Middletown                  Missouri
 63361          Montgomery                   Montgomery City             Missouri
 63362          Lincoln                      Moscow Mills                Missouri
 63363          Montgomery                   New Florence                Missouri
 63364          Pike                         New Hartford                Missouri
 63365          St. Charles                  NewMelle                    Missouri

 Note: Does not include P.O. Box zips;
 all zips within the shown counties included.

                                GHP Service Area

Zip              County                      City                        State
---------------------------------------------------------------------------------
 63366            St. Charles                O' Fallon                   Missouri
 63367            St. Charles                O' Fallon                   Missouri
 63369            Lincoln                    Old Monroe                  Missouri
 63370            Lincoln                    Olney                       Missouri
 63371            Pike                       Paynesville                 Missouri
 63373            St. Charles                Portage Des Sioux           Missouri
 63376            St. Charles                Saint Peters                Missouri
 63377            Lincoln                    Silex                       Missouri
 63379            Lincoln                    Troy                        Missouri
 63381            Warren                     Truxton                     Missouri
 63382            Audrain                    Vandalia                    Missouri
 63383            Warren                     Warrenton                   Missouri
 63384            Montgomery                 Wellsville                  Missouri
 63385            St. Charies                Wentzville                  Missouri
 63386            St. Charles                West Alton                  Missouri
 63387            Lincoln                    Whiteside                   Missouri
 63388            Callaway                   Williamsburg                Missouri
 63389            Lincoln                    Winfield                    Missouri
 63390            Warren                     Wright City                 Missouri
 63433            Pike                       Ashburn                     Missouri
 63441            Pike                       Frankford                   Missouri
 63601            St. Francois               Flat River                  Missouri
 63622            Washington                 Belgrade                    Missouri
 63624            St. Francois               Bismarck                    Missouri
 63626            Washington                 Blackwell                   Missouri
 63627            Ste. Genevieve             Bloomsdaie                  Missouri
 63628            St. Francois               Bonne Terre                 Missouri
 63630            Washington                 Cadet                       Missouri
 63631            Washington                 Caledonia                   Missouri
 63637            St. Francois               Doe Run                     Missouri
 63640            St. Francois               Farmington                  Missouri
 63645            Madison                    Fredericktown               Missouri
 63648            Washington                 Irondale                    Missouri
 63651            St. Francois               Knob Lick                   Missouri
 63653            St. Francois               Leadwood                    Missouri
 63655            Madison                    Marquand                    Missouri
 63660            Washington                 Mineral Point               Missouri
 63661            Ste. Genevieve             New Offenburg               Missouri
 63664            Washington                 Potosi                      Missouri
 63670            Ste. Genevieve             Sainte Genevieve            Missouri
 63673            Ste. Genevieve             Saint Marys                 Missouri
 63674            Washington                 Tiff                        Missouri
 65001            Osage                      Argyle                      Missouri
 65010            Boone                      Ashland                     Missouri
 65011            Morgan                     Barnett                     Missouri

 Note: Does not include P.O. Box zips;
 all zips within the shown counties included.

                                GHP Service Area

Zip              County                      City                        State
---------------------------------------------------------------------------------
 65013         Maries                         Belle                      Missouri
 65014         Gasconade                      Bland                      Missouri
 65016         Osage                          Bonnots Mill               Missouri
 65017         Miller                         Brumley                    Missouri
 65018         Moniteau                       California                 Missouri
 65020         Camden                         Camdenton                  Missouri
 65022         Callaway                       Cedar City                 Missouri
 65023         Cole                           Centertown                 Missouri
 65024         Osage                          Chamois                    Missouri
 65025         Moniteau                       Clarksburg                 Missouri
 65026         Miller                         Eldon                      Missouri
 65032         Cole                           Eugene                     Missouri
 65034         Moniteau                       Fortuna                    Missouri
 65035         Osage                          Freeburg                   Missouri
 65036         Gasconade                      Gasconade                  Missouri
 65037         Morgan                         Gravois Mills              Missouri
 65038         Morgan                         Laurie                     Missouri
 65039         Boone                          Hartsburg                  Missouri
 65040         Cole                           Henley                     Missouri
 65041         Gasconade                      Hermann                    Missouri
 65042         Moniteau                       High Point                 Missouri
 65043         Cailaway                       Holts Summit               Missouri
 65046         Moniteau                       Jamestown                  Missouri
 65047         Miller                         Kaiser                     Missouri
 65048         Osage                          Koeltztown                 Missouri
 65049         Miller                         Lake Ozark                 Missouri
 65050         Moniteau                       Latham                     Missouri
 65051         Osage                          Linn                       Missouri
 65052         Camden                         Linn Creek                 Missouri
 65053         Cole                           Lohman                     Missouri
 65054         Osage                          Loose Creek                Missouri
 65055         Moniteau                       Mc Girk                    Missouri
 65058         Maries                         Meta                       Missouri
 65059         Callaway                       Mokane                     Missouri
 65061         Osage                          Morrison                   Missouri
 65062         Gasconade                      Mount Sterling             Missouri
 65063         Callaway                       New Bloomfield             Missouri
 65064         Miller                         Olean                      Missouri
 65065         Camden                         Osage Beach                Missouri
 65066         Gasconade                      Owensville                 Missouri
 65067         Callaway                       Portland                   Missouri
 65068         Cooper                         Prairie Home               Missouri
 65069         Montgomery                     Rhineland                  Missouri
 65072         Morgan                         Rocky Mount                Missouri
 65074         Cole                           Russellville               Missouri


 Note: Does not include P.O. Box zips;
 all zips within the shown counties included.

                                GHP Service Area

Zip              County                      City                        State
---------------------------------------------------------------------------------

 65075            Miller                      Saint Elizabeth            Missouri
 65076            Cole                        Saint Thomas               Missouri
 65077            Cailaway                    Steedman                   Missouri
 65078            Morgan                      Stover                     Missouri
 65079            Camden                      Sunrise Beach              Missouri
 65080            Callaway                    Tebbets                    Missouri
 65081            Moniteau                    Tipton                     Missouri
 65082            Miller                      Tuscumbia                  Missouri
 65083            Miller                      Ulman                      Missouri
 65084            Morgan                      Versailles                 Missouri
 65085            Osage                       Westphalia                 Missouri
 65101            Cole                        Jefferson City             Missouri
 65109            Cole                        Jefferson City             Missouri
 65201            Boone                       Columbia                   Missouri
 65202            Boone                       Columbia                   Missouri
 65203            Boone                       Columbia                   Missouri
 65230            Howard                      Armstrong                  Missouri
 65231            Callaway                    Auxvasse                   Missouri
 65232            Audrain                     Benton City                Missouri
 65233            Cooper                      Boonville                  Missouri
 65237            Cooper                      Bunceton                   Missouri
 65239            Randolph                    Cairo                      Missouri
 65240            Boone                       Centralia                  Missouri
 65243            Randolph                    Clark                      Missouri
 65244            Randolph                    Clifton Hill               Missouri
 65248            Howard                      Fayette                    Missouri
 65250            Howard                      Franklin                   Missouri
 65251            Callaway                    Fulton                     Missouri
 65254            Howard                      Glasgow                    Missouri
 65255            Boone                       Hallsville                 Missouri
 65256            Boone                       Harrisburg                 Missouri
 65257            Randolph                    Higbee                     Missouri
 65259            Randolph                    Huntsville                 Missouri
 65260            Randolph                    Jacksonville               Missouri
 65262            Callaway                    Kingdom City               Missouri
 65264            Audrain                     Martinsburg                Missouri
 65265            Audrain                     Mexico                     Missouri
 65270            Randolph                    Moberly                    Missouri
 65274            Howard                      New Franklin               Missouri
 65276            Cooper                      Pilot Grove                Missouri
 65278            Randolph                    Renick                     Missouri
 65279            Boone                       Rocheport                  Missouri
 65280            Audrain                     Rush Hill                  Missouri
 65284            Boone                       Sturgeon                   Missouri
 65285            Audrain                     Thompson                   Missouri

Note: Does not include P.O. Box zips;
all zips within the shown counties inclulded.

                                GHP Service Area

Zip              County                      City                        State
---------------------------------------------------------------------------------
 65287        Cooper                         Wooldridge                  Missouri
 65322        Cooper                         Blackwater                  Missouri
 65324        Camden                         Climax Springs              Missouri
 65329        Morgan                         Florence                    Missouri
 65348        Cooper                         Otterville                  Missouri
 65354        Morgan                         Syracuse                    Missouri
 65441        Crawford                       Bourbon                     Missouri
 65443        Maries                         Brinktown                   Missouri
 65446        Crawford                       Cherryville                 Missouri
 65449        Crawford                       Cook Station                Missouri
 65452        Pulaski                        Crocker                     Missouri
 65453        Crawford                       Cuba                        Missouri
 65456        Crawford                       Davisville                  Missouri
 65457        Pulaski                        Devils Elbow                Missouri
 65459        Pulaski                        Dixon                       Missouri
 65463        Laclede                        Eldridge                    Missouri
 65470        Laclede                        Falcon                      Missouri
 65473        Pulaski                        Fort Leonard Wood           Missouri
 65486        Miller                         Iberia                      Missouri
 65534        Pulaski                        Laquey                      Missouri
 65535        Crawford                       Leasburg                    Missouri
 65536        Laclede                        Lebanon                     Missouri
 65543        Laclede                        Lynchburg                   Missouri
 65556        Pulaski                        Richland                    Missouri
 65565        Crawford                       Steelville                  Missouri
 65567        Camden                         Stoutland                   Missouri
 65572        Pulaski                        Swedeborg                   Missouri
 65580        Maries                         Vichy                       Missouri
 65582        Maries                         Vienna                      Missouri
 65583        Pulaski                        Waynesville                 Missouri
 65586        Crawford                       Wesco                       Missouri
 65591        Camden                         Montreal                    Missouri
 65632        Laclede                        Conway                      Missouri
 65662        Laclede                        Grovespring                 Missouri
 65722        Laclede                        Phillipsburg                Missouri
 65786        Camden                         Macks Creek                 Missouri
 65787        Camden                         Roach                       Missouri

 Note: Does not include P.O. Box zips;
 all zips within the shown counties included.

                                GHP Service Area

Zip              County                  City                             State
----------------------------------------------------------------------------------
 62086            Bond                   Sorento                          Illinois
 62246            Bond                   Greenville                       Illinois
 62262            Bond                   Mulberry Grove                   Illinois
 62273            Bond                   Pierron                          Illinois
 62275            Bond                   Pocahontas                       Illinois
 62284            Bond                   Smithboro                        Illinois
 62006            Calhoun                Batchtown                        Illinois
 62013            Calhoun                Brussels                         Illinois
 62036            Calhoun                Golden Eagle                     Illinois
 62045            Calhoun                Hamburg                          Illinois
 62047            Calhoun                Hardin                           Illinois
 62053            Calhoun                Kampsville                       Illinois
 62065            Calhoun                Michael                          Illinois
 62070            Calhoun                Mozier                           Illinois
 62083            Christian              Rosamond                         Illinois
 62510            Christian              Assumption                       Illinois
 62517            Christian              Bulpitt                          Illinois
 62531            Christian              Edinburg                         Illinois
 62540            Christian              Kincaid                          Illinois
 62546            Christian              Morrisonville                    Illinois
 62547            Christian              Mount Auburn                     Illinois
 62555            Christian              Owaneco                          Illinois
 62556            Christian              Palmer                           Illinois
 62557            Christian              Pana                             Illinois
 62567            Christian              Stonington                       Illinois
 62568            Christian              Taylorville                      Illinois
 62570            Christian              Tovey                            Illinois
 62215            Clinton                Albers                           Illinois
 62216            Clinton                Aviston                          Illinois
 62218            Clinton                Bartelso                         Illinois
 62219            Clinton                Beckemeyer                       Illinois
 62230            Clinton                Breese                           Illinois
 62231            Clinton                Carlyle                          Illinois
 62245            Clinton                Germantown                       Illinois
 62250            Clinton                Hoffman                          Illinois
 62252            Clinton                Huey                             Illinois
 62253            Clinton                Keyesport                        Illinois
 62265            Clinton                New Baden                        Illinois
 62266            Clinton                New Memphis                      Illinois
 62283            Clinton                Shattuc                          Illinois
 62293            Clinton                Trenton                          Illinois
 61912            Coles                  Ashmore                          Illinois
 61920            Coles                  Charleston                       Illinois
 61931            Coles                  Humboldt                         Illinois
 61938            Coles                  Mattoon                          Illinois

 Note: Does not include P.O. Box zips;
 all zips within the shown counties included.

                                GHP Service Area

Zip              County                      City                        State
---------------------------------------------------------------------------------
 61943           Coles                       Oakland                     Illinois
 62440           Coles                       Lerna                       Illinois
 62469           Coles                       Trilla                      Illinois
 62805           Franklin                    Akin                        Illinois
 62812           Franklin                    Benton                      Illinois
 62819           Franklin                    Buckner                     Illinois
 62822           Franklin                    Christopher                 Illinois
 62825           Franklin                    Coello                      Illinois
 62836           Franklin                    Ewing                       Illinois
 62840           Franklin                    Frankfort Heights           Illinois
 62856           Franklin                    Logan                       Illinois
 62865           Franklin                    Mulkeytown                  Illinois
 62874           Franklin                    Orient                      Illinois
 62884           Franklin                    Sesser                      Illinois
 62890           Franklin                    Thompsonville               Illinois
 62891           Franklin                    Valier                      Illinois
 62896           Franklin                    West Frankfort              Illinois
 62897           Franklin                    Whittington                 Illinois
 62983           Franklin                    Royalton                    Illinois
 62999           Franklin                    Zeigler                     Illinois
 62280           Jackson                     Rockwood                    Illinois
 62901           Jackson                     Carbondale                  Illinois
 62907           Jackson                     Ava                         Illinois
 62916           Jackson                     Campbell Hill               Illinois
 62924           Jackson                     De Soto                     Illinois
 62927           Jackson                     Dowell                      Illinois
 62932           Jackson                     Elkville                    Illinois
 62940           Jackson                     Gorham                      Illinois
 62942           Jackson                     Grand Tower                 Illinois
 62950           Jackson                     Jacob                       Illinois
 62958           Jackson                     Makanda                     Illinois
 62966           Jackson                     Murphysboro                 Illinois
 62971           Jackson                     Oraville                    Illinois
 62975           Jackson                     Pomona                      Illinois
 62994           Jackson                     Vergennes                   Illinois
 62810           Jefferson                   Belle Rive                  Illinois
 62814           Jefferson                   Bluford                     Illinois
 62816           Jefferson                   Bonnie                      Illinois
 62830           Jefferson                   Dix                         Illinois
 62846           Jefferson                   Ina                         Illinois
 62864           Jefferson                   Mount Vernon                Illinois
 62866           Jefferson                   Nason                       Illinois
 62872           Jefferson                   Opdyke                      Illinois
 62883           Jefferson                   Scheller                    Illinois
 62889           Jefferson                   Texico                      Illinois

 Note: Does not include P.O. Box zips;
 all zips within the shown counties included.

                                GHP Service Area

Zip              County                      City                        State
---------------------------------------------------------------------------------
 62894            Jefferson              Waltonville                     Illinois
 62898            Jefferson              Woodlawn                        Illinois
 62022            Jersey                 Dow                             Illinois
 62028            Jersey                 Elsah                           Illinois
 62030            Jersey                 Fidelity                        Illinois
 62031            Jersey                 Fieldon                         Illinois
 62037            Jersey                 Grafton                         Illinois
 62052            Jersey                 Jerseyville                     Illinois
 62063            Jersey                 Medora                          Illinois
 62908            Johnson                Belknap                         Illinois
 62909            Johnson                Boles                           Illinois
 62912            Johnson                Buncombe                        Illinois
 62923            Johnson                Cypress                         Illinois
 62939            Johnson                Goreville                       Illinois
 62943            Johnson                Grantsburg                      Illinois
 62967            Johnson                New Burnside                    Illinois
 62972            Johnson                Ozark                           Illinois
 62985            Johnson                Simpson                         Illinois
 62991            Johnson                Tunnel Hill                     Illinois
 62995            Johnson                Vienna                          Illinois
 62009            Macoupin               Benld                           Illinois
 62012            Macoupin               Brighton                        Illinois
 62014            Macoupin               Bunker Hill                     Illinois
 62023            Macoupin               Eagarville                      Illinois
 62033            Macoupin               Gillespie                       Illinois
 62069            Macoupin               Mount Olive                     Illinois
 62079            Macoupin               Piasa                           Illinois
 62085            Macoupin               Sawyerville                     Illinois
 62088            Macoupin               Staunton                        Illinois
 62093            Macoupin               Wilsonville                     Illinois
 62511            Macoupin               Atwater                         Illinois
 62626            Macoupin               Carlinville                     Illinois
 62630            Macoupin               Chesterfield                    Illinois
 62640            Macoupin               Girard                          Illinois
 62649            Macoupin               Hettick                         Illinois
 62662            Macoupin               Lowder                          Illinois
 62667            Macoupin               Modesto                         Illinois
 62672            Macoupin               Nilwood                         Illinois
 62674            Macoupin               Palmyra                         Illinois
 62676            Macoupin               Plainview                       Illinois
 62683            Macoupin               Scottville                      Illinois
 62685            Macoupin               Shipman                         Illinois
 62686            Macoupin               Standard City                   Illinois
 62690            Macoupin               Virden                          Illinois
 62001            Madison                Alhambra                        Illinois

 Note: Does not include P.O. Box zips;
 all zips within the shown counties included.

                                GHP Service Area

Zip              County                      City                        State
---------------------------------------------------------------------------------
 62002         Madison                     Alton                       Illinois
 62010         Madison                     Bethalto                    Illinois
 62018         Madison                     Cottage Hills               Illinois
 62021         Madison                     Dorsey                      Illinois
 62024         Madison                     East Alton                  Illinois
 62025         Madison                     Edwardsville                Illinois
 62034         Madison                     Glen Carbon                 Illinois
 62035         Madison                     Godfrey                     Illinois
 62040         Madison                     Granite City                Illinois
 62046         Madison                     Hamel                       Illinois
 62048         Madison                     Hartford                    Illinois
 62058         Madison                     Livingston                  Illinois
 62060         Madison                     Madison                     Illinois
 62061         Madison                     Marine                      Illinois
 62062         Madison                     Maryville                   Illinois
 62067         Madison                     Moro                        Illinois
 62074         Madison                     New Douglas                 Illinois
 62084         Madison                     Roxana                      Illinois
 62087         Madison                     South Roxana                Illinois
 62090         Madison                     Venice                      Illinois
 62095         Madison                     Wood River                  Illinois
 62097         Madison                     Worden                      Illinois
 62234         Madison                     Collinsville                Illinois
 62249         Madison                     Highland                    Illinois
 62281         Madison                     Saint Jacob                 Illinois
 62294         Madison                     Troy                        Illinois
 62801         Marion                      Centralia                   Illinois
 62807         Marion                      Alma                        Illinois
 62849         Marion                      Luka                        Illinois
 62853         Marion                      Kell                        Illinois
 62854         Marion                      Kinmundy                    Illinois
 62870         Marion                      Odin                        Illinois
 62875         Marion                      Patoka                      Illinois
 62881         Marion                      Salem                       Illinois
 62882         Marion                      Sandoval                    Illinois
 62892         Marion                      Vernon                      Illinois
 62893         Marion                      Walnut Hill                 Illinois
 62613         Menard                      Athens                      Illinois
 62642         Menard                      Greenview                   Illinois
 62673         Menard                      Oakford                     Illinois
 62675         Menard                      Petersburg                  Illinois
 62688         Menard                      Tallula                     Illinois
 62236         Monroe                      Columbia                    Illinois
 62244         Monroe                      Fults                       Illinois
 62248         Monroe                      Hecker                      Illinois

 Note: Does not include P.O. Box zips;
 all zips within the shown counties included.

                                GHP Service Area

Zip               County                 City                            State
---------------------------------------------------------------------------------
 62256            Monroe                 Maeystown                       Illinois
 62279            Monroe                 Renault                         Illinois
 62295            Monroe                 Valmeyer                        Illinois
 62298            Monroe                 Waterloo                        Illinois
 62015            Montgomery             Butler                          Illinois
 62017            Montgomery             Coffeen                         Illinois
 62019            Montgomery             Donnellson                      Illinois
 62032            Montgomery             Fillmore                        Illinois
 62049            Montgomery             Hillsboro                       Illinois
 62051            Montgomery             Irving                          Illinois
 62056            Montgomery             Litchfield                      Illinois
 62075            Montgomery             Nokomis                         Illinois
 62076            Montgomery             Ohlman                          Illinois
 62077            Montgomery             Panama                          Illinois
 62089            Montgomery             Taylor Springs                  Illinois
 62091            Montgomery             Walshville                      Illinois
 62094            Montgomery             Witt                            Illinois
 62533            Montgomery             Farmersville                    Illinois
 62538            Montgomery             Harvel                          Illinois
 62560            Montgomery             Raymond                         Illinois
 62572            Montgomery             Waggoner                        Illinois
 62601            Morgan                 Alexander                       Illinois
 62628            Morgan                 Chapin                          Illinois
 62631            Morgan                 Concord                         Illinois
 62638            Morgan                 Franklin                        Illinois
 62650            Morgan                 Jacksonville                    Illinois
 62660            Morgan                 Literberry                      Illinois
 62665            Morgan                 Meredosia                       Illinois
 62668            Morgan                 Murrayville                     Illinois
 62692            Morgan                 Waverly                         Illinois
 62695            Morgan                 Woodson                         Illinois
 62238            Perry                  Cutler                          Illinois
 62274            Perry                  Pinckneyville                   Illinois
 62832            Perry                  Du Quoin                        Illinois
 62888            Perry                  Tamaroa                         Illinois
 62997            Perry                  Willisville                     Illinois
 62217            Randolph               Baldwin                         Illinois
 62233            Randolph               Chester                         Illinois
 62237            Randolph               Coulterville                    Illinois
 62241            Randolph               Ellis Grove                     Illinois
 62242            Randolph               Evansville                      Illinois
 62259            Randolph               Menard                          Illinois
 62261            Randolph               Prairie Du Rocher               Illinois
 62272            Randolph               Percy                           Illinois
 62277            Randolph               Prairie Du Rocher               Illinois

 Note: Does not include P.O. Box zips;
 all zips within the shown counties included.

                                GHP Service Area

Zip           County                     City                            State
---------------------------------------------------------------------------------
 62278        Randolph                   Red Bud                         Illinois
 62286        Randolph                   Sparta                          Illinois
 62288        Randolph                   Steeleville                     Illinois
 62292        Randolph                   Tilden                          lilinois
 62297        Randolph                   Walsh                           Illinois
 62917        Saline                     Carrier Mills                   Illinois
 62930        Saline                     Eldorado                        Illinois
 62935        Saline                     Galatia                         Illinois
 62946        Saline                     Harrisburg                      Illinois
 62965        Saline                     Muddy                           Illinois
 62977        Saline                     Raleigh                         Illinois
 62515        Sangamon                   Buffalo                         Illinois
 62520        Sangamon                   Dawson                          Illinois
 62530        Sangamon                   Divernon                        Illinois
 62536        Sangamon                   Glenarm                         Illinois
 62539        Sangamon                   Illiopolis                      Illinois
 62545        Sangamon                   Mechanicsburg                   Illinois
 62558        Sangamon                   Pawnee                          Illinois
 62561        Sangamon                   Riverton                        Illinois
 62563        Sangamon                   Rochester                       Illinois
 62615        Sangamon                   Auburn                          Illinois
 62625        Sangamon                   Cantrall                        Illinois
 62629        Sangamon                   Chatham                         Illinois
 62661        Sangamon                   Loami                           Illinois
 62670        Sangamon                   New Berlin                      Illinois
 62677        Sangamon                   Pleasant Plains                 Illinois
 62684        Sangamon                   Sherman                         Illinois
 62689        Sangamon                   Thayer                          Illinois
 62693        Sangamon                   Williamsville                   Illinois
 62701        Sangamon                   Springfield                     Illinois
 62702        Sangamon                   Springfield                     Illinois
 62703        Sangamon                   Springfield                     Illinois
 62704        Sangamon                   Springfield                     Illinois
 62707        Sangamon                   Springfield                     Illinois
 62059        St. Clair                  Lovejoy                         Illinois
 62071        St. Clair                  National Stock Yards            Illinois
 62201        St. Clair                  East Saint Louis                Illinois
 62203        St. Clair                  East Saint Louis                Illinois
 62204        St. Clair                  East Saint Louis                Illinois
 62205        St. Clair                  East Saint Louis                Illinois
 62206        St. Clair                  East Saint Louis                Illinois
 62207        St. Clair                  East Saint Louis                Illinois
 62208        St. Clair                  East Saint Louis                Illinois
 62220        St. Clair                  Belleville                      Illinois
 62221        St. Clair                  Belleville                      Illinois

 Note: Does not include P.O. Box zips;
 all zips within the shown counties included.

                                GHP Service Area

Zip              County               City                               State
---------------------------------------------------------------------------------
 62223           St. Clair            Belleville                         Illinois
 62225           St. Clair            Belleville                         Illinois
 62232           St. Clair            Caseyville                         Illinois
 62239           St. Clair            Dupo                               Illinois
 62240           St. Clair            East Carondelet                    Illinois
 62243           St. Clair            Freeburg                           Illinois
 62254           St. Clair            Lebanon                            Illinois
 62255           St. Clair            Lenzburg                           Illinois
 62257           St. Clair            Marissa                            Illinois
 62258           St. Clair            Mascoutah                          Illinois
 62260           St. Clair            Millstadt                          Illinois
 62264           St. Clair            New Athens                         Illinois
 62269           St. Clair            O' Fallon                          Illinois
 62282           St. Clair            Saint Libory                       Illinois
 62285           St. Clair            Smithton                           Illinois
 62289           St. Clair            Summerfield                        Illinois
 62905           Union                Alto Pass                          Illinois
 62906           Union                Anna                               Illinois
 62920           Union                Cobben                             Illinois
 62926           Union                Dongola                            Illinois
 62952           Union                Jonesboro                          Illinois
 62961           Union                Millcreek                          Illinois
 62998           Union                Wolf Lake                          Illinois
 62214           Washington           Addieville                         Illinois
 62263           Washington           Nashville                          Illinois
 62268           Washington           Oakdale                            Illinois
 62271           Washington           Okawville                          Illinois
 62803           Washington           Hoyleton                           Illinois
 62808           Washington           Ashley                             Illinois
 62831           Washington           Dubois                             Illinois
 62848           Washington           Irvington                          Illinois
 62876           Washington           Radom                              Illinois
 62877           Washington           Richview                           Illinois
 62841           Williamson           Freeman Spur                       Illinois
 62915           Williamson           Cambria                            Illinois
 62918           Williamson           Carterville                        Illinois
 62921           Williamson           Colp                               Illinois
 62922           Williamson           Creal Springs                      Illinois
 62933           Williamson           Energy                             Illinois
 62948           Williamson           Herrin                             Illinois
 62949           Williamson           Hurst                              Illinois
 62951           Williamson           Johnston City                      Illinois
 62959           Williamson           Marion                             Illinois
 62974           Williamson           Pittsburg                          Illinois
 62987           Williamson           Stonefort                          Illinois

 Note: Does not include P.O. Box zips;
 ali zips within the shown counties included.

                                GHP Service Area

Zip              County                  City                           State
---------------------------------------------------------------------------------
63345             Audrain                Farber                          Missouri
63352             Audrain                Laddonia                        Missouri
63382             Audrain                Vandalia                        Missouri
65232             Audrain                Benton City                     Missouri
65264             Audrain                Martinsburg                     Missouri
65265             Audrain                Mexico                          Missouri
65280             Audrain                Rush Hill                       Missouri
65285             Aubrain                Thompson                        Missouri
65010             Boone                  Ashland                         Missouri
65039             Boone                  Hartsburg                       Missouri
65201             Boone                  Columbia                        Missouri
65202             Boone                  Columbia                        Missouri
65203             Boone                  Columbia                        Missouri
65240             Boone                  Centralia                       Missouri
65255             Boone                  Hallsville                      Missouri
65256             Boone                  Harrisburg                      Missouri
65279             Boone                  Rocheport                       Missouri
65284             Boone                  Sturgeon                        Missouri
63388             Cailaway               Williamsburg                    Missouri
65022             Callaway               Cedar City                      Missouri
65043             Callaway               Holts Summit                    Missouri
65059             Callaway               Mokane                          Missouri
65063             Callaway               New Bloomfield                  Missouri
65067             Callaway               Portland                        Missouri
65077             Cailaway               Steedman                        Missouri
65080             Callaway               Tebbetts                        Missouri
65231             Callaway               Auxvasse                        Missouri
65251             Callaway               Fulton                          Missouri
65262             Callaway               Kingdom City                    Missouri
65020             Camden                 Camdenton                       Missouri
65052             Camden                 Linn Creek                      Missouri
65065             Camden                 Osage Beach                     Missouri
65079             Camden                 Sunrise Beach                   Missouri
65324             Camden                 Climax Springs                  Missouri
65567             Camden                 Stoutland                       Missouri
63591             Camden                 Montreal                        Missouri
65786             Camden                 Macks Creek                     Missouri
65787             Camden                 Roach                           Missouri
65023             Cole                   Centertown                      Missouri
65032             Cole                   Eugene                          Missouri
65040             Cole                   Henley                          Missouri
65053             Cole                   Lohman                          Missouri
65074             Cole                   Russellville                    Missouri
65076             Cole                   Saint Thomas                    Missouri
65101             Cole                   Jefferson City                  Missouri

Note: Does not include P.O. Box zips;
all zips within the shown counties included.

                                GHP Service Area

Zip              County            City                          State
--------------------------------------------------------------------------------
 65109           Cole              Jefferson City                 Missouri
 65068           Cooper            Prairie Home                   Missouri
 65233           Cooper            Boonville                      Missouri
 65237           Cooper            Bunceton                       Missouri
 65276           Cooper            Pilot Grove                    Missouri
 65287           Cooper            Wooldridge                     Missouri
 65322           Cooper            Blackwater                     Missouri
 65348           Cooper            Otterville                     Missouri
 65441           Crawford          Bourbon                        Missouri
 65446           Crawford          Cherryville                    Missouri
 65449           Crawford          Cook Station                   Missouri
 65453           Crawford          Cuba                           Missouri
 65456           Crawford          Davisville                     Missouri
 65535           Crawford          Leasburg                       Missouri
 65565           Crawford          Steelville                     Missouri
 65586           Crawford          Wesco                          Missouri
 63013           Franklin          Beaufort                       Missouri
 63014           Franklin          Berger                         Missouri
 63015           Franklin          Catawissa                      Missouri
 63037           Franklin          Gerald                         Missouri
 63039           Franklin          Gray Summit                    Missouri
 63041           Franklin          Grubville                      Missouri
 63055           Franklin          Labadie                        Missouri
 63056           Franklin          Leslie                         Missouri
 63060           Franklin          Lonedell                       Missouri
 63061           Franklin          Luebbering                     Missouri
 63068           Franklin          New Haven                      Missouri
 63069           Franklin          Pacific                        Missouri
 63072           Franklin          Robertsville                   Missouri
 63077           Franklin          Saint Clair                    Missouri
 63079           Franklin          Stanton                        Missouri
 63080           Franklin          Sullivan                       Missouri
 63084           Franklin          Union                          Missouri
 63089           Franklin          Villa Ridge                    Missouri
 63090           Franklin          Washington                     Missouri
 63091           Gasconade         Rosebud                        Missouri
 65014           Gasconade         Bland                          Missouri
 65036           Gasconade         Gasconade                      Missouri
 65041           Gasconade         Hermann                        Missouri
 65062           Gasconade         Mount Sterling                 Missouri
 65066           Gasconade         Owensville                     Missouri
 65230           Howard            Armstrong                      Missouri
 65248           Howard            Fayette                        Missouri
 65250           Howard            Franklin                       Missouri
 65254           Howard            Glasgow                        Missouri

 Note: Does not include P.O. Box zips;
 all zips within the shown counties included.

                                GHP Service Area

Zip              County                      City                        State
---------------------------------------------------------------------------------
 65274            Howard                   New Franklin                  Missouri
 63010            Jefferson                Arnold                        Missouri
 63012            Jefferson                Barnhart                      Missouri
 63016            Jefferson                Cedar Hill                    Missouri
 63019            Jefferson                Crystal City                  Missouri
 63020            Jefferson                De Soto                       Missouri
 63023            Jefferson                Dittmer                       Missouri
 63028            Jefferson                Festus                        Missouri
 63030            Jefferson                Fletcher                      Missouri
 63047            Jefferson                Hematite                      Missouri
 63048            Jefferson                Herculaneum                   Missouri
 63049            Jefferson                High Ridge                    Missouri
 63050            Jefferson                Hillsboro                     Missouri
 63051            Jefferson                House Springs                 Missouri
 63052            Jefferson                Imperial                      Missouri
 63053            Jefferson                Imperial                      Missouri
 63065            Jefferson                Mapaville                     Missouri
 63066            Jefferson                Morse Mill                    Missouri
 63070            Jefferson                Pevely                        Missouri
 63083            Jefferson                Sulphur Springs               Missouri
 65463            Laclede                  Eldridge                      Missouri
 65470            Laclede                  Falcon                        Missouri
 65536            Laclede                  Lebanon                       Missouri
 65543            Laclede                  Lynchburg                     Missouri
 65632            Laclede                  Conway                        Missouri
 65662            Laclede                  Grovespring                   Missouri
 65722            Laclede                  Phillipsburg                  Missouri
 63343            Lincoln                  Elsberry                      Missouri
 63347            Lincoln                  Foley                         Missouri
 63349            Lincoln                  Hawk Point                    Missouri
 63362            Lincoln                  Moscow Mills                  Missouri
 63369            Lincoln                  Old Monroe                    Missouri
 63370            Lincoln                  Olney                         Missouri
 63377            Lincoln                  Silex                         Missouri
 63379            Lincoln                  Troy                          Missouri
 63387            Lincoln                  Whiteside                     Missouri
 63389            Lincoln                  Winfield                      Missouri
 63645            Madison                  Fredericktown                 Missouri
 63655            Madison                  Marquand                      Missouri
 65013            Maries                   Belle                         Missouri
 65058            Maries                   Meta                          Missouri
 65443            Maries                   Brinktown                     Missouri
 65580            Maries                   Vichy                         Missouri
 65582            Maries                   Vienna                        Missouri
 65017            Miller                   Brumley                       Missouri

 Note: Does not include P.O. Box zips;
 all zips within the shown counties included.

                                GHP Service Area

Zip              County                      City                        State
---------------------------------------------------------------------------------
 65026            Miller                      Eldon                      Missouri
 65047            Miller                      Kaiser                     Missouri
 65049            Miller                      Lake Ozark                 Missouri
 65064            Miller                      Olean                      Missouri
 65075            Miller                      Saint Elizabeth            Missouri
 65082            Miller                      Tuscumbia                  Missouri
 65083            Miller                      Ulman                      Missouri
 65486            Miller                      Iberia                     Missouri
 65018            Moniteau                    California                 Missouri
 65025            Moniteau                    Clarksburg                 Missouri
 65034            Moniteau                    Fortuna                    Missouri
 65042            Moniteau                    High Point                 Missouri
 65046            Moniteau                    Jamestown                  Missouri
 65050            Moniteau                    Latham                     Missouri
 65055            Moniteau                    Mc Girk                    Missouri
 65081            Moniteau                    Tipton                     Missouri
 63333            Montgomery                  Bellflower                 Missouri
 63350            Montgomery                  High Hill                  Missouri
 63351            Montgomery                  Jonesburg                  Missouri
 63359            Montgomery                  Middletown                 Missouri
 63361            Montgomery                  Montgomery City            Missouri
 63363            Montgomery                  New Florence               Missouri
 63384            Montgomery                  Wellsville                 Missouri
 65069            Montgomery                  Rhineland                  Missouri
 65011            Morgan                      Barnett                    Missouri
 65037            Morgan                      Gravois Mills              Missouri
 65038            Morgan                      Laurie                     Missouri
 65072            Morgan                      Rocky Mount                Missouri
 65078            Morgan                      Stover                     Missouri
 65084            Morgan                      Versailles                 Missouri
 65329            Morgan                      Florence                   Missouri
 65354            Morgan                      Syracuse                   Missouri
 65001            Osage                       Argyle                     Missouri
 65016            Osage                       Bonnots Mill               Missouri
 65024            Osage                       Chamois                    Missouri
 65035            Osage                       Freeburg                   Missouri
 65048            Osage                       Koeltziown                 Missouri
 65051            Osage                       Linn                       Missouri
 65054            Osage                       Loose Creek                Missouri
 65061            Osage                       Morrison                   Missouri
 65085            Osage                       Westphalia                 Missouri
 63330            Pike                        Annada                     Missouri
 63334            Pike                        Bowling Green              Missouri
 63336            Pike                        Clarksville                Missouri
 63339            Pike                        Curryville                 Missouri

 Note: Does not include P.O. Box zips;
 all zips within the shown counties included.

                                GHP Service Area

Zip              County                      City                        State
---------------------------------------------------------------------------------
 63344           Pike                        Eolia                       Missouri
 63353           Pike                        Louisiana                   Missouri
 63364           Pike                        New Hartford                Missouri
 63371           Pike                        Paynesville                 Missouri
 63433           Pike                        Ashburn                     Missouri
 63441           Pike                        Frankford                   Missouri
 65452           Pulaski                     Crocker                     Missouri
 65457           Pulaski                     Devils Elbow                Missouri
 65459           Pulaski                     Dixon                       Missouri
 65473           Pulaski                     Fort Leonard Wood           Missouri
 65534           Pulaski                     Laquey                      Missouri
 65556           Pulaski                     Richland                    Missouri
 65572           Pulaski                     Swedeborg                   Missouri
 65583           Pulaski                     Waynesville                 Missouri
 65239           Randolph                    Cairo                       Missouri
 65243           Randolph                    Clark                       Missouri
 65244           Randolph                    Clifton Hill                Missouri
 65257           Randolph                    Higbee                      Missouri
 65259           Randolph                    Huntsville                  Missouri
 65260           Randolph                    Jacksonville                Missouri
 65270           Randolph                    Moberly                     Missouri
 65278           Randolph                    Renick                      Missouri
 63301           St. Charles                 Saint Charles               Missouri
 63303           St. Charles                 Saint Charles               Missouri
 63304           St. Charles                 Saint Charles               Missouri
 63332           St. Charles                 Augusta                     Missouri
 63338           St. Charles                 Cottleville                 Missouri
 63341           St. Charles                 Defiance                    Missouri
 63346           St. Charles                 Flinthill                   Missouri
 63348           St. Charles                 Foristell                   Missouri
 63365           St. Charles                 New Melle                   Missouri
 63366           St. Charles                 O' Fallon                   Missouri
 63367           St. Charles                 O' Fallon                   Missouri
 63373           St. Charles                 Portage Des Sioux           Missouri
 63376           St. Charles                 Saint Peters                Missouri
 63385           St. Charles                 Wentzville                  Missouri
 63386           St. Charles                 West Alton                  Missouri
 63036           St. Francois                French Village              Missouri
 63087           St. Francois                Valles Mines                Missouri
 63601           St. Francois                Flat River                  Missouri
 63624           St. Francois                Bismarck                    Missouri
 63628           St. Francois                Bonne Terre                 Missouri
 63637           St. Francois                Doe Run                     Missouri
 63640           St. Francois                Farmington                  Missouri
 63651           St. Francois                Knob Lick                   Missouri


 Note: Does not include P.O. Box zips,
 all zips within the shown counties included.

                                GHP Service Area

Zip              County                      City                        State
---------------------------------------------------------------------------------
 63653      St. Francois                     Leadwood                    Missouri
 63001      St. Louis                        Allenton                    Missouri
 63005      St. Louis                        Chesterfield                Missouri
 63011      St. Louis                        Ballwin                     Missouri
 63017      St. Louis                        Chesterfield                Missouri
 63021      St. Louis                        Ballwin                     Missouri
 63025      St. Louis                        Eureka                      Missouri
 63026      St. Louis                        Fenton                      Missouri
 63031      St. Louis                        Florissant                  Missouri
 63033      St. Louis                        Florissant                  Missouri
 63034      St. Louis                        Florissant                  Missouri
 63038      St. Louis                        Glencoe                     Missouri
 63040      St. Louis                        Grover                      Missouri
 63042      St. Louis                        Hazelwood                   Missouri
 63043      St. Louis                        Hazelwood                   Missouri
 63044      St. Louis                        Hazelwood                   Missouri
 63045      St. Louis                        Hazelwood                   Missouri
 63074      St. Louis                        Saint Ann                   Missouri
 63088      St. Louis                        Valley Park                 Missouri
 63105      St. Louis                        Saint Louis                 Missouri
 63114      St. Louis                        Saint Louis                 Missouri
 63117      St. Louis                        Saint Louis                 Missouri
 63119      St. Louis                        Saint Louis                 Missouri
 63121      St. Louis                        Saint Louis                 Missouri
 63122      St. Louis                        Saint Louis                 Missouri
 63123      St. Louis                        Saint Louis                 Missouri
 63124      St. Louis                        Saint Louis                 Missouri
 63125      St. Louis                        Saint Louis                 Missouri
 63126      St. Louis                        Saint Louis                 Missouri
 63127      St. Louis                        Saint Louis                 Missouri
 63128      St. Louis                        Saint Louis                 Missouri
 63129      St. Louis                        Saint Louis                 Missouri
 63130      St. Louis                        Saint Louis                 Missouri
 63131      St. Louis                        Saint Louis                 Missouri
 63132      St. Louis                        Saint Louis                 Missouri
 63133      St. Louis                        Saint Louis                 Missouri
 63134      St. Louis                        Saint Louis                 Missouri
 63135      St. Louis                        Saint Louis                 Missouri
 63136      St. Louis                        Saint Louis                 Missouri
 63137      St. Louis                        Saint Louis                 Missouri
 63138      St. Louis                        Saint Louis                 Missouri
 63140      St. Louis                        Saint Louis                 Missouri
 63141      St. Louis                        Saint Louis                 Missouri
 63143      St. Louis                        Saint Louis                 Missouri
 63144      St. Louis                        Saint Louis                 Missouri

 Note: Does not include P.O. Box zips;
 all zips within the shown counties included.

                                GHP Service Area

Zip              County                      City                        State
---------------------------------------------------------------------------------
 63146            St. Louis                   Saint Louis                Missouri
 63101            St. Louis City              Saint Louis                Missouri
 63102            St. Louis City              Saint Louis                Missouri
 63103            St. Louis City              Saint Louis                Missouri
 63104            St. Louis City              Saint Louis                Missouri
 63106            St. Louis City              Saint Louis                Missouri
 63107            St. Louis City              Saint Louis                Missouri
 63108            St. Louis City              Saint Louis                Missouri
 63109            St. Louis City              Saint Louis                Missouri
 63110            St. Louis City              Saint Louis                Missouri
 63111            St. Louis City              Saint Louis                Missouri
 63112            St. Louis City              Saint Louis                Missouri
 63113            St. Louis City              Saint Louis                Missouri
 63115            St. Louis City              Saint Louis                Missouri
 63116            St. Louis City              Saint Louis                Missouri
 63118            St. Louis City              Saint Louis                Missouri
 63120            St. Louis City              Saint Louis                Missouri
 63139            St. Louis City              Saint Louis                Missouri
 63147            St. Louis City              Saint Louis                Missouri
 63627            Ste. Genevieve              Bloomsdale                 Missouri
 63661            Ste. Genevieve              New Offenburg              Missouri
 63670            Ste. Genevieve              Sainte Genevieve           Missouri
 63673            Ste. Genevieve              Saint Marys                Missouri
 63342            Warren                      Dutzow                     Missouri
 63357            Warren                      Marthasville               Missouri
 63381            Warren                      Truxton                    Missouri
 63383            Warren                      Warrenton                  Missouri
 63390            Warren                      Wright City                Missouri
 63071            Washington                  Richwoods                  Missouri
 63622            Washington                  Belgrade                   Missouri
 63626            Washington                  Blackwell                  Missouri
 63630            Washington                  Cadet                      Missouri
 63631            Washington                  Caledonia                  Missouri
 63648            Washington                  Irondale                   Missouri
 63660            Washington                  Mineral Point              Missouri
 63664            Washington                  Potosi                     Missouri
 63674            Washington                  Tiff                       Missouri

 Note: Does not include P.O. Box zips;
 all zips within the shown counties included.

                                GHP Service Area

Zip              County                      City                        State
---------------------------------------------------------------------------------
 62085           Macoupin                    Sawyerville                 Illinois
 62087           Madison                     South Roxana                Illinois
 62088           Macoupin                    Staunton                    Illinois
 62090           Madison                     Venice                      Illinois
 62093           Macoupin                    Wilsonville                 Illinois
 62095           Madison                     Wood River                  Illinois
 62097           Madison                     Worden                      Illinois
 62201           St. Clair                   East Saint Louis            Illinois
 62203           St. Clair                   East Saint Louis            Illinois
 62204           St. Clair                   East Saint Louis            Illinois
 62205           St. Clair                   East Saint Louis            Illinois
 62206           St. Clair                   East Saint Louis            Illinois
 62207           St. Clair                   East Saint Louis            Illinois
 62208           St. Clair                   East Saint Louis            Illinois
 62215           Clinton                     Albers                      Illinois
 62216           Clinton                     Aviston                     Illinois
 62218           Clinton                     Bartelso                    Illinois
 62219           Clinton                     Beckemeyer                  Illinois
 62220           St. Clair                   Belleville                  Illinois
 62221           St. Clair                   Belleville                  Illinois
 62223           St. Clair                   Beileville                  Illinois
 62225           St. Clair                   Belleville                  Illinois
 62230           Clinton                     Breese                      Illinois
 62231           Clinton                     Carlyle                     Illinois
 62232           St. Clair                   Caseyville                  Illinois
 62234           Madison                     Collinsville                Illinois
 62236           Monroe                      Columbia                    Illinois
 62239           St. Clair                   Dupo                        Illinois
 62240           St. Clair                   East Carondelet             Illinois
 62243           St. Clair                   Freeburg                    Illinois
 62244           Monroe                      Fults                       Illinois
 62245           Clinton                     Germantown                  Illinois
 62248           Monroe                      Hecker                      Illinois
 62249           Madison                     Highland                    Illinois
 62250           Clinton                     Hoffman                     Illinois
 62252           Clinton                     Huey                        lllinois
 62253           Clinton                     Keyesport                   Illinois
 62254           St. Clair                   Lebanon                     Illinois
 62255           St. Clair                   Lenzburg                    Illinois
 62256           Monroe                      Maeystown                   Illinois
 62257           St. Clair                   Marissa                     Illinois
 62258           St. Clair                   Mascoutah                   Illinois
 62260           St. Clair                   Millstadt                   Illinois

 Note: Does not include P.O. Box zips;
 all zips within the shown counties included.

                      GHP SERVICE AREA: FEDERAL QUALIFIED

                                 SORTED BY ZIP

          ZIP         COUNTY             CITY                STATE
          ---------------------------------------------------------------------
          62264       St. Clair          New Athens          Illinois
          62265       Clinton            New Baden           Illinois
          62266       Clinton            New Memphis         Illinois
          62269       St. Clair          O'Fallen            Illinois
          62279       Monroe             Renault             Illinois
          62281       Madison            Saint Jacob         Illinois
          62282       St. Clair          Saint Liberty       Illinois
          62283       Clinton            Shattuc             Illinois
          62285       St. Clair          Smithton            Illinois
          62289       St. Clair          Summerfield         Illinois
          62293       Clinton            Trenton             Illinois
          62294       Madison            Troy                Illinois
          62295       Monroe             Valmeyer            Illinois
          62298       Monroe             Waterloo            Illinois
          62511       Macoupin           Atwater             Illinois
          62626       Macoupin           Carlinville         Illinois
          62630       Macoupin           Chesterfield        Illinois
          62640       Macoupin           Girard              Illinois
          62649       Macoupin           Hettick             Illinois
          62662       Macoupin           Lowder              Illinois
          62667       Macoupin           Modesto             Illinois
          62672       Macoupin           Nilwood             Illinois
          62674       Macoupin           Palmyra             Illinois
          62676       Macoupin           Plainview           Illinois
          62683       Macoupin           Scottville          Illinois
          62685       Macoupin           Shipman             Illinois
          62686       Macoupin           Standard City       Illinois
          62690       Macoupin           Virden              Illinois
          63001       St. Louis          Allenton            Missouri
          63005       St. Louis          Chesterfield        Missouri
          63010       Jefferson          Arnold              Missouri
          63011       St. Louis          Ballwin             Missouri
          63012       Jefferson          Barnhart            Missouri
          63013       Franklin           Beaufort            Missouri
          63014       Franklin           Berger              Missouri
          63015       Franklin           Catawissa           Missouri
          63016       Jefferson          Cedar Hill          Missouri
          63017       St. Louis          Chesterfield        Missouri
          63019       Jefferson          Crystal City        Missouri
          63020       Jefferson          De Soto             Missouri
          63021       St. Louis          Ballwin             Missouri
          63023       Jefferson          Dittmer             Missouri
          63025       St. Louis          Eureka              Missouri

Note: Does not include P.O. Box zips;
all zips within the shown counties included.

                      GHP SERVICE AREA: FEDRALLY QUALIFIED
                                 SORTED BY ZIP


ZIP            COUNTY              CITY                STATE
_______________________________________________________________
63026          St. Louis           Fenton              Missouri
63028          Jefferson           Festus              Missouri
63030          Jefferson           Fletcher            Missouri
63031          St. Louis           Florissant          Missouri
63033          St. Louis           Florissant          Missouri
63034          St. Louis           Florissant          Missouri
63037          Franklin            Gerald              Missouri
63038          St. Louis           Glencoe             Missouri
63039          Franklin            Gray Summit         Missouri
63040          St. Louis           Grover              Missouri
63041          Franklin            Grubville           Missouri
63042          St. Louis           Hazelwood           Missouri
63043          St. Louis           Hazelwood           Missouri
63044          St. Louis           Hazelwood           Missouri
63045          St. Louis           Hazelwood           Missouri
63047          Jefferson           Hematite            Missouri
63048          Jefferson           Herculaneum         Missouri
63049          Jefferson           High Ridge          Missouri
63050          Jefferson           Hillsboro           Missouri
63051          Jefferson           House Springs       Missouri
63052          Jefferson           Imperial            Missouri
63053          Jefferson           Imperial            Missouri
63055          Franklin            Labadie             Missouri
63056          Franklin            Leslie              Missouri
63060          Franklin            Lonedell            Missouri
63061          Franklin            Luebbering          Missouri
63065          Jefferson           Mapaville           Missouri
63066          Jefferson           Morse Mill          Missouri
63068          Franklin            New Haven           Missouri
63069          Franklin            Pacific             Missouri
63070          Jefferson           Pevely              Missouri
63072          Franklin            Robertsville        Missouri
63074          St. Louis           Saint Ann           Missouri
63077          Franklin            Saint Clair         Missouri
63079          Franklin            Stanton             Missouri
63080          Franklin            Sullivan            Missouri
63083          Jefferson           Sulphur Springs     Missouri
63084          Franklin            Union               Missouri
63088          St.Louis            Valley Park         Missouri
63089          Franklin            Villa Ridge         Missouri
63090          Franklin            Washington          Missouri
63091          Gasconade           Rosebud             Missouri
63101          St. Louis City      Saint Louis         Missouri



Note: Does not include P.O. Box zips;
all zips within the shown counties included.

GHP SERVICE AREA: FEDERALLY QUALIFIED
SORTED BY ZIP

ZIP       COUNTY              CITY                STATE
------------------------------------------------------------
63102     St. Louis City      Saint Louis         Missouri
63103     St. Louis City      Saint Louis         Missouri
63104     St. Louis City      Saint Louis         Missouri
63105     St. Louis           Saint Louis         Missouri
63106     St. Louis City      Saint Louis         Missouri
63107     St. Louis City      Saint Louis         Missouri
63108     St. Louis City      Saint Louis         Missouri
63109     St. Louis City      Saint Louis         Missouri
63110     St. Louis City      Saint Louis         Missouri
63111     St. Louis City      Saint Louis         Missouri
63112     St. Louis City      Saint Louis         Missouri
63113     St. Louis City      Saint Louis         Missouri
63114     St. Louis           Saint Louis         Missouri
63115     St. Louis City      Saint Louis         Missouri
63116     St. Louis City      Saint Louis         Missouri
63117     St. Louis           Saint Louis         Missouri
63118     St. Louis City      Saint Louis         Missouri
63119     St. Louis           Saint Louis         Missouri
63120     St. Louis City      Saint Louis         Missouri
63121     St. Louis           Saint Louis         Missouri
63122     St. Louis           Saint Louis         Missouri
63123     St. Louis           Saint Louis         Missouri
63124     St. Louis           Saint Louis         Missouri
63125     St. Louis           Saint Louis         Missouri
63126     St. Louis           Saint Louis         Missouri
63127     St. Louis           Saint Louis         Missouri
63128     St. Louis           Saint Louis         Missouri
63129     St. Louis           Saint Louis         Missouri
63130     St. Louis           Saint Louis         Missouri
63131     St. Louis           Saint Louis         Missouri
63132     St. Louis           Saint Louis         Missouri
63133     St. Louis           Saint Louis         Missouri
63134     St. Louis           Saint Louis         Missouri
63135     St. Louis           Saint Louis         Missouri
63136     St. Louis           Saint Louis         Missouri
63137     St. Louis           Saint Louis         Missouri
63138     St. Louis           Saint Louis         Missouri
63139     St. Louis City      Saint Louis         Missouri
63140     St. Louis           Saint Louis         Missouri
63141     St. Louis           Saint Louis         Missouri
63143     St. Louis           Saint Louis         Missouri
63144     St. Louis           Saint Louis         Missouri
63146     St. Louis           Saint Louis         Missouri

Note: Does not include P.O. Box zips;
all zips within the shown counties included. - Page 5                    3/11/97

                     GHP SERVICE AREA: FEDERALLY QUALIFIED
                                 SORTED BY ZIP


          ZIP       COUNTY              CITY                STATE
          ----------------------------------------------------------
          63147     St. Louis City      Saint Louis         Missouri
          63301     St. Charles         Saint Charles       Missouri
          63303     St. Charles         Saint Charles       Missouri
          63304     St. Charles         Saint Charles       Missouri
          63332     St. Charles         Augusta             Missouri
          63338     St. Charles         Cottleville         Missouri
          63341     St. Charles         Defiance            Missouri
          63342     Warren              Dutzow              Missouri
          63343     Lincoln             Elsberry            Missouri
          63346     St. Charles         Flinthill           Missouri
          63347     Lincoln             Foley               Missouri
          63348     St. Charles         Foristell           Missouri
          63349     Lincoln             Hawk Point          Missouri
          63357     Warren              Marthasville        Missouri
          63362     Lincoln             Moscow Mills        Missouri
          63365     St. Charles         New Melle           Missouri
          63366     St. Charles         O'Fallon            Missouri
          63367     St. Charles         O'Fallon            Missouri
          63369     Lincoln             Old Monroe          Missouri
          63370     Lincoln             Olney               Missouri
          63373     St. Charles         Portage Des Sioux   Missouri
          63376     St. Charles         Saint Peters        Missouri
          63377     Lincoln             Silex               Missouri
          63379     Lincoln             Troy                Missouri
          63381     Warren              Truxton             Missouri
          63383     Warren              Warrenton           Missouri
          63385     St. Charles         Wentzville          Missouri
          63386     St. Charles         West Alton          Missouri
          63387     Lincoln             Whiteside           Missouri
          63389     Lincoln             Winfield            Missouri
          63390     Warren              Wright City         Missouri
          63627     Ste. Genevieve      Bloomsdale          Missouri
          63661     Ste. Genevieve      New Offenburg       Missouri
          63670     Ste. Genevieve      Sainte Genevieve    Missouri
          63673     Ste. Genevieve      Saint Marys         Missouri
          65014     Gasconade           Bland               Missouri
          65036     Gasconade           Gasconade           Missouri
          65041     Gasconade           Hermann             Missouri
          65062     Gasconade           Mount Sterling      Missouri
          65066     Gasconade           Owensville          Missouri
          65441     Crawford            Bourbon             Missouri
          65446     Crawford            Cherryville         Missouri
          65449     Crawford            Cook Station        Missouri

Note: Does not include P.O. Box zips;
all zips within the shown counties included.
                                                                         3/11/97

                     GHP SERVICE AREA: FEDERALLY QUALIFIED
                                 SORTED BY ZIP


ZIP       COUNTY         CITY           STATE
_________________________________________________
65453     Crawford       Cuba           Missouri
65456     Crawford       Davisville     Missouri
65535     Crawford       Leasburg       Missouri
65565     Crawford       Steelville     Missouri
65586     Crawford       Wesco          Missouri






























Note: Does not include P.O. Box zips;
all zips within the shown counties included.

                     GHP SERVICE AREA: FEDERALLY QUALIFIED
                                 SORTED BY COUNTY

ZIP            COUNTY         CITY           STATE
_______________________________________________________
62006          Calhoun        Batchtown      Illinois
62013          Calhoun        Brussels       Illinois
62036          Calhoun        Golden Eagle   Illinois
62045          Calhoun        Hamburg        Illinois
62047          Calhoun        Hardin         Illinois
62053          Calhoun        Kampsville     Illinois
62065          Calhoun        Michael        Illinois
62070          Calhoun        Mozier         Illinois
62215          Clinton        Albers         Illinois
62216          Clinton        Aviston        Illinois
62218          Clinton        Bartelso       Illinois
62219          Clinton        Beckemeyer     Illinois
62230          Clinton        Breese         Illinois
62231          Clinton        Carlyle        Illinois
62245          Clinton        Germantown     Illinois
62250          Clinton        Hoffman        Illinois
62252          Clinton        Huey           Illinois
62253          Clinton        Keyesport      Illinois
62265          Clinton        New Baden      Illinois
62266          Clinton        New Memphis    Illinois
62283          Clinton        Shattuc        Illinois
62293          Clinton        Trenton        Illinois
62022          Jersey         Dow            Illinois
62028          Jersey         Elsah          Illinois
62030          Jersey         Fidelity       Illinois
62031          Jersey         Fieldon        Illinois
62037          Jersey         Grafton        Illinois
62052          Jersey         Jerseyville    Illinois
62063          Jersey         Medora         Illinois
62009          Macoupin       Benid          Illinois
62012          Macoupin       Brighton       Illinois
62014          Macoupin       Bunker Hill    Illinois
62023          Macoupin       Eagarville     Illinois
62033          Macoupin       Gillespie      Illinois
62069          Macoupin       Mount Olive    Illinois
62079          Macoupin       Piasa          Illinois
62085          Macoupin       Sawyerville    Illinois
62088          Macoupin       Staunton       Illinois
62093          Macoupin       Wilsonville    Illinois
62511          Macoupin       Atwater        Illinois
62626          Macoupin       Carlinville    Illinois
62630          Macoupin       Chesterfield   Illinois
62640          Macoupin       Girard         Illinois




Note: Does not include P.O. Box zips;
all zips within the shown counties included.

                     GHP Service Area: Federally Qualified
                                Sorted by County


Zip             County                   City                  State
-------------------------------------------------------------------------------
62649           Macoupin                 Hettick               Illinois
62662           Macoupin                 Lowder                Illinois
62667           Macoupin                 Modesta               Illinois
62672           Macoupin                 Nilwood               Illinois
62674           Macoupin                 Palmyra               Illinois
62676           Macoupin                 Plainview             Illinois
62683           Macoupin                 Scottville            Illinois
62685           Macoupin                 Shipman               Illinois
62686           Macoupin                 Standard City         Illinois
62690           Macoupin                 Virden                Illinois
62001           Madison                  Alhambra              Illinois
62002           Madison                  Alton                 Illinois
62010           Madison                  Bethalto              Illinois
62018           Madison                  Cottage Hills         Illinois
62021           Madison                  Dorsey                Illinois
62024           Madison                  East Alton            Illinois
62025           Madison                  Edwardsville          Illinois
62034           Madison                  Glen Canyon           Illinois
62035           Madison                  Godfrey               Illinois
62040           Madison                  Granite City          Illinois
62046           Madison                  Hamel                 Illinois
62048           Madison                  Hartford              Illinois
62058           Madison                  Livingston            Illinois
62060           Madison                  Madison               Illinois
62061           Madison                  Marine                Illinois
62062           Madison                  Maryville             Illinois
62067           Madison                  Moro                  Illinois
62074           Madison                  New Douglas           Illinois
62084           Madison                  Roxana                Illinois
62087           Madison                  South Roxana          Illinois
62090           Madison                  Venice                Illinois
62095           Madison                  Wood River            Illinois
62097           Madison                  Worden                Illinois
62234           Madison                  Collinsville          Illinois
62249           Madison                  Highland              Illinois
62281           Madison                  Saint Jacob           Illinois
62294           Madison                  Troy                  Illinois
62236           Monroe                   Columbia              Illinois
62244           Monroe                   Fults                 Illinois
62248           Monroe                   Hecker                Illinois
62256           Monroe                   Maeystown             Illinois
62279           Monroe                   Renault               Illinois
62295           Monroe                   Valmeyer              Illinois


Note: Does not include P.O. Box zips;
all zips within the shown counties included.

                     GHP SERVICE AREA: FEDERALLY QUALIFIED
                                SORTED BY COUNTY

ZIP       COUNTY         CITY                      STATE
----------------------------------------------------------
62298     Monroe         Waterloo                 Illinois
62059     St. Clair      Lovejoy                  Illinois
62071     St. Clair      National Stock Yards     Illinois
62201     St. Clair      East Saint Louis         Illinois
62203     St. Clair      East Saint Louis         Illinois
62204     St. Clair      East Saint Louis         Illinois
62205     St. Clair      East Saint Louis         Illinois
62206     St. Clair      East Saint Louis         Illinois
62207     St. Clair      East Saint Louis         Illinois
62208     St. Clair      East Saint Louis         Illinois
62220     St. Clair      Belleville               Illinois
62221     St. Clair      Belleville               Illinois
62223     St. Clair      Belleville               Illinois
62225     St. Clair      Belleville               Illinois
62232     St. Clair      Caseyville               Illinois
62239     St. Clair      Dupo                     Illinois
62240     St. Clair      East Carondelet          Illinois
62243     St. Clair      Freeburg                 Illinois
62254     St. Clair      Lebanon                  Illinois
62255     St. Clair      Lenzburg                 Illinois
62257     St. Clair      Marissa                  Illinois
62258     St. Clair      Mascoutah                Illinois
62260     St. Clair      Millstadt                Illinois
62264     St. Clair      New Athens               Illinois
62269     St. Clair      O'Fallon                 Illinois
62282     St. Clair      Saint Liberty            Illinois
62285     St. Clair      Smithton                 Illinois
62289     St. Clair      Summerfield              Illinois
65441     Crawford       Bourbon                  Missouri
65446     Crawford       Cherryville              Missouri
65449     Crawford       Cook Station             Missouri
65453     Crawford       Cuba                     Missouri
65456     Crawford       Davisville               Missouri
65535     Crawford       Leasburg                 Missouri
65565     Crawford       Steelville               Missouri
65586     Crawford       Wesco                    Missouri
63013     Franklin       Beaufort                 Missouri
63014     Franklin       Berger                   Missouri
63015     Franklin       Catawissa                Missouri
63037     Franklin       Gerald                   Missouri
63039     Franklin       Gray Summit              Missouri
63041     Franklin       Grubville                Missouri
63055     Franklin       Labadie                  Missouri

Note: Does not include P.O. Box zips;
all zips within the shown counties included.      Page 3

                     GHP SERVICE AREA: FEDERALLY QUALIFIED
                                SORTED BY COUNTY

ZIP       COUNTY         CITY                STATE
----------------------------------------------------------
63056     Franklin       Leslie              Missouri
63060     Franklin       Lonedell            Missouri
63061     Franklin       Luebbering          Missouri
63068     Franklin       New Haven           Missouri
63069     Franklin       Pacific             Missouri
63072     Franklin       Robertsville        Missouri
63077     Franklin       Saint Clair         Missouri
63079     Franklin       Stanton             Missouri
63080     Franklin       Sullivan            Missouri
63084     Franklin       Union               Missouri
63089     Franklin       Villa Ridge         Missouri
63090     Franklin       Washington          Missouri
63091     Gasconade      Rosebud             Missouri
65014     Gasconade      Bland               Missouri
65036     Gasconade      Gasconade           Missouri
65041     Gasconade      Hermann             Missouri
65062     Gasconade      Mount Sterling      Missouri
65066     Gasconade      Ownesville          Missouri
63010     Jefferson      Arnold              Missouri
63012     Jefferson      Barnhart            Missouri
63016     Jefferson      Cedar Hill          Missouri
63019     Jefferson      Crystal City        Missouri
63020     Jefferson      De Soto             Missouri
63023     Jefferson      Dittmer             Missouri
63028     Jefferson      Festus              Missouri
63030     Jefferson      Fletcher            Missouri
63047     Jefferson      Hematite            Missouri
63048     Jefferson      Herculaneum         Missouri
63049     Jefferson      High Ridge          Missouri
63050     Jefferson      Hillsboro           Missouri
63051     Jefferson      House Springs       Missouri
63052     Jefferson      Imperial            Missouri
63053     Jefferson      Imperial            Missouri
63065     Jefferson      Mapaville           Missouri
63066     Jefferson      Morse Mill          Missouri
63070     Jefferson      Pevely              Missouri
63083     Jefferson      Sulphur Springs     Missouri
63343     Lincoln        Elsberry            Missouri
63347     Lincoln        Foley               Missouri
63349     Lincoln        Hawk Point          Missouri
63362     Lincoln        Moscow Mills        Missouri
63369     Lincoln        Old Monroe          Missouri
63370     Lincoln        Olney               Missouri


Note: Does not include P.O. Box zips:
all zips within the shown counties included.

                                     Page 4
                                                                    3/11/97

                     GHP SERVICE AREA: FEDERALLY QUALIFIED
                                SORTED BY COUNTY

ZIP       COUNTY         CITY                STATE
----------------------------------------------------------
63377     Lincoln        Silex               Missouri
63379     Lincoln        Troy                Missouri
63387     Lincoln        Whiteside           Missouri
63389     Lincoln        Winfield            Missouri
63301     St. Charles    Saint Charles       Missouri
63303     St. Charles    Saint Charles       Missouri
63304     St. Charles    Saint Charles       Missouri
63332     St. Charles    Augusta             Missouri
63338     St. Charles    Cottleville         Missouri
63341     St. Charles    Defiance            Missouri
63346     St. Charles    Flinthill           Missouri
63348     St. Charles    Foristell           Missouri
63365     St. Charles    New Melle           Missouri
63366     St. Charles    O'Fallon            Missouri
63367     St. Charles    O'Fallon            Missouri
63373     St. Charles    Portage Des Sioux   Missouri
63376     St. Charles    Saint Peters        Missouri
63385     St. Charles    Wentzville          Missouri
63386     St. Charles    West Alton          Missouri
63001     St. Louis      Allenton            Missouri
63005     St. Louis      Chesterfield        Missouri
63011     St. Louis      Ballwin             Missouri
63017     St. Louis      Chesterfield        Missouri
63021     St. Louis      Ballwin             Missouri
63025     St. Louis      Eureka              Missouri
63026     St. Louis      Fenton              Missouri
63031     St. Louis      Florissant          Missouri
63033     St. Louis      Florissant          Missouri
63034     St. Louis      Florissant          Missouri
63038     St. Louis      Glencoe             Missouri
63040     St. Louis      Hazelwood           Missouri
63042     St. Louis      Hazelwood           Missouri
63043     St. Louis      Hazelwood           Missouri
63044     St. Louis      Hazelwood           Missouri
63045     St. Louis      Hazelwood           Missouri
63074     St. Louis      Saint Ann           Missouri
63088     St. Louis      Valley Park         Missouri
63105     St. Louis      Saint Louis         Missouri
63114     St. Louis      Saint Louis         Missouri
63117     St. Louis      Saint Louis         Missouri
63119     St. Louis      Saint Louis         Missouri
63121     St. Louis      Saint Louis         Missouri
63122     St. Louis      Saint Louis         Missouri

Note: Does not include P.O. Box zips:
all zips within the shown counties included.

                                     Page 5
                                                                    3/11/97

                     GHP SERVICE AREA: FEDERALLY QUALIFIED
                                SORTED BY COUNTY

ZIP       COUNTY              CITY                STATE
-------------------------------------------------------------
63123     St. Louis           Saint Louis         Missouri
63124     St. Louis           Saint Louis         Missouri
63125     St. Louis           Saint Louis         Missouri
63126     St. Louis           Saint Louis         Missouri
63127     St. Louis           Saint Louis         Missouri
63128     St. Louis           Saint Louis         Missouri
63129     St. Louis           Saint Louis         Missouri
63130     St. Louis           Saint Louis         Missouri
63131     St. Louis           Saint Louis         Missouri
63132     St. Louis           Saint Louis         Missouri
63133     St. Louis           Saint Louis         Missouri
63134     St. Louis           Saint Louis         Missouri
63135     St. Louis           Saint Louis         Missouri
63136     St. Louis           Saint Louis         Missouri
63138     St. Louis           Saint Louis         Missouri
63139     St. Louis           Saint Louis         Missouri
63140     St. Louis           Saint Louis         Missouri
63141     St. Louis           Saint Louis         Missouri
63141     St. Louis           Saint Louis         Missouri
63143     St. Louis           Saint Louis         Missouri
63144     St. Louis           Saint Louis         Missouri
63146     St. Louis           Saint Louis         Missouri
63101     St. Louis City      Saint Louis         Missouri
63102     St. Louis City      Saint Louis         Missouri
63103     St. Louis City      Saint Louis         Missouri
63104     St. Louis City      Saint Louis         Missouri
63106     St. Louis City      Saint Louis         Missouri
63107     St. Louis City      Saint Louis         Missouri
63108     St. Louis City      Saint Louis         Missouri
63109     St. Louis City      Saint Louis         Missouri
63110     St. Louis City      Saint Louis         Missouri
63111     St. Louis City      Saint Louis         Missouri
63112     St. Louis City      Saint Louis         Missouri
63113     St. Louis City      Saint Louis         Missouri
63115     St. Louis City      Saint Louis         Missouri
63116     St. Louis City      Saint Louis         Missouri
63118     St. Louis City      Saint Louis         Missouri
63120     St. Louis City      Saint Louis         Missouri
63139     St. Louis City      Saint Louis         Missouri
63147     St. Louis City      Saint Louis         Missouri
63627     Ste. Genevieve      Bloomsdale          Missouri
63661     Ste. Genevieve      New Offenburg       Missouri
63670     Ste. Genevieve      Sainte Genevieve    Missouri
63673     Ste. Genevieve      Saint Marys         Missouri

Note: Does not inclue P.O. Box zips;
all zips within the shown counties included.      Page 6         3/11/97

                     GHP SERVICE AREA: FEDERALLY QUALIFIED
                                SORTED BY COUNTY

          ZIP            COUNTY              CITY                STATE
    -----------------------------------------------------------------------
          63342          Warren              Dutzow              Missouri
          63357          Warren              Marthasville        Missouri
          63381          Warren              Truxton             Missouri
          63383          Warren              Warrenton           Missouri
          63390          Warren              Wright City         Missouri



Note: Does not include P.O. Box zips;
all zips within the shown counties included.      Page 7              3/11/97

                             ADVANTRA SERVICE AREA

ZIP            COUNTRY             CITY                     STATE
---------------------------------------------------------------------
62001          Madison             Alhambra                 Illinois
62002          Madison             Alton                    Illinois
62009          Macoupin            Benld                    Illinois
62010          Madison             Bethalto                 Illinois
62012          Macoupin            Brighton                 Illinois
62014          Macoupin            Bunker Hill              Illinois
62018          Madison             Cottage Hills            Illinois
62021          Madison             Dorsey                   Illinois
62022          Jersey              Dow                      Illinois
62024          Madison             East Alton               Illinois
62025          Madison             Edwardsville             Illinois
62028          Jersey              Elsah                    Illinois
62030          Jersey              Fidelity                 Illinois
62031          Jersey              Fieldon                  Illinois
62033          Macoupin            Gillespie                Illinois
62034          Madison             Glen Carbon              Illinois
62035          Madison             Godfrey                  Illinois
62037          Jersey              Grafton                  Illinois
62040          Madison             Granite City             Illinois
62046          Madison             Hamel                    Illinois
62048          Madison             Hartford                 Illinois
62052          Jersey              Jerseyville              Illinois
62058          Madison             Livingston               Illinois
62059          St. Clair           Lovejoy                  Illinois
62060          Madison             Madison                  Illinois
62061          Madison             Marine                   Illinois
62062          Madison             Maryville                Illinois
62063          Jersey              Medora                   Illinois
62063          Macoupin            Medoria                  Illinois
62067          Madison             Moro                     Illinois
62069          Macoupin            Mount Olive              Illinois
62071          St. Clair           National Stock Yards     Illinois
62074          Madison             New Douglas              Illinois
62079          Macoupin            Piasa                    Illinois
62084          Madison             Roxana                   Illinois
62085          Macoupin            Sawyerville              Illinois
62087          Madison             South Roxana             Illinois
62088          Macoupin            Staunton                 Illinois
62090          Madison             Venice                   Illinois
62093          Macoupin            Wilsonville              Illinois
62095          Madison             Wood River               Illinois
62097          Madison             Worden                   Illinois
62201          St. Clair           East Saint Louis         Illinois
62203          St. Clair           East Saint Louis         Illinois
62204          St. Clair           East Saint Louis         Illinois

Note: Does not include P.O. Box zips.        Page 1               3/11/97

                             Advantra Service Area

Zip       County         City                State
-----------------------------------------------------
62205     St. Clair      East Saint Louis    Illinois
62206     St. Clair      East Saint Louis    Illinois
62207     St. Clair      East Saint Louis    Illinois
62208     St. Clair      East Saint Louis    Illinois
62220     St. Clair      Belleville          Illinois
62221     St. Clair      Belleville          Illinois
62223     St. Clair      Belleville          Illinois
62225     St. Clair      Belleville          Illinois
62232     St. Clair      Caseyville          Illinois
62234     Madison        Collinsville        Illinois
62236     Monroe         Columbia            Illinois
62239     St. Clair      Dupo                Illinois
62240     St. Clair      East Carondelet     Illinois
62243     St. Clair      Freeburg            Illinois
62244     Monroe         Fults               Illinois
62248     Monroe         Hecker              Illinois
62249     Madison        Highland            Illinois
62254     St. Clair      Lebanon             Illinois
62255     St. Clair      Lenzburg            Illinois
62256     Monroe         Maeystown           Illinois
62257     St. Clair      Marissa             Illinois
62258     St. Clair      Mascoutah           Illinois
62260     St. Clair      Millstadt           Illinois
62264     St. Clair      New Athens          Illinois
62269     St. Clair      O'Fallon            Illinois
62279     Monroe         Renault             Illinois
62281     Madison        Saint Jacob         Illinois
62282     St. Clair      Saint Libory        Illinois
62285     St. Clair      Smithton            Illinois
62289     St. Clair      Summerfield         Illinois
62294     Madison        Troy                Illinois
62295     Monroe         Valmeyer            Illinois
62298     Monroe         Waterloo            Illinois
62630     Macoupin       Chesterfield        Illinois
62676     Macoupin       Plainview           Illinois
62685     Macoupin       Shipman             Illinois
62001     St. Louis      Allenton            Missouri
63005     St. Louis      Chesterfield        Missouri
63010     Jefferson      Arnold              Missouri
63011     St. Louis      Ballwin             Missouri
63012     Jefferson      Barnhart            Missouri
63013     Franklin       Beaufort            Missouri
63014     Franklin       Berger              Missouri
63015     Franklin       Catawissa           Missouri
63016     Jefferson      Cedar Hill          Missouri

Note: Does not include P.o. Box zips.   Page 2

                             Advantra Service Area

Zip            County              City                State
==============================================================================
63017          St. Louis           Chesterfield        Missouri
63019          Jefferson           Crystal City        Missouri
63020          Jefferson           De Soto             Missouri
63021          St. Louis           Ballwin             Missouri
63023          Jefferson           Dittmer             Missouri
63025          St. Louis           Eureka              Missouri
63026          St. Louis           Fenton              Missouri
63028          Jefferson           Festus              Missouri
63030          Jefferson           Fletcher            Missouri
63031          St. Louis           Florissant          Missouri
63033          St. Louis           Florissant          Missouri
63034          St. Louis           Florissant          Missouri
63037          Franklin            Gerald              Missouri
63038          St. Louis           Glencoe             Missouri
63039          Franklin            Gray Summit         Missouri
63040          St. Louis           Grover              Missouri
63041          Franklin            Grubville           Missouri
63042          St. Louis           Hazelwood           Missouri
63043          St. Louis           Hazelwood           Missouri
63044          St. Louis           Hazelwood           Missouri
63045          St. Louis           Hazelwood           Missouri
63047          Jefferson           Hematite            Missouri
63048          Jefferson           Herculaneum         Missouri
63049          Jefferson           High Ridge          Missouri
63050          Jefferson           Hillsboro           Missouri
63051          Jefferson           House Springs       Missouri
63052          Jefferson           Imperial            Missouri
63053          Jefferson           Imperial            Missouri
63055          Franklin            Labadie             Missouri
63056          Franklin            Leslie              Missouri
63060          Franklin            Lonedell            Missouri
63061          Franklin            Luebbering          Missouri
63065          Jefferson           Mapaville           Missouri
63066          Jefferson           Morse Mill          Missouri
63068          Franklin            New Haven           Missouri
63069          Franklin            Pacific             Missouri
63070          Jefferson           Pevely              Missouri
63072          Franklin            Robertsville        Missouri
63074          St. Louis           Saint Ann           Missouri
63077          Franklin            Saint Clair         Missouri
63079          Franklin            Stanton             Missouri
63080          Franklin            Sullivan            Missouri
63083          Jefferson           Sulphur             Missouri
63084          Franklin            Union               Missouri
63088          St. Louis           Valley Park         Missouri

                             ADVANTRA SERVICE AREA


ZIP       COUNTY              CITY           STATE
-----------------------------------------------------
63089     Franklin            Villa Ridge    Missouri
63090     Franklin            Washington     Missouri
63101     St. Louis City      Saint Louis    Missouri
63102     St. Louis City      Saint Louis    Missouri
63103     St. Louis City      Saint Louis    Missouri
62104     St. Louis City      Saint Louis    Missouri
63105     St. Louis           Saint Louis    Missouri
63106     St. Louis City      Saint Louis    Missouri
63107     St. Louis City      Saint Louis    Missouri
63108     St. Louis City      Saint Louis    Missouri
63109     St. Louis City      Saint Louis    Missouri
63110     St. Louis City      Saint Louis    Missouri
63111     St. Louis City      Saint Louis    Missouri
63112     St. Louis City      Saint Louis    Missouri
63113     St. Louis City      Saint Louis    Missouri
63114     St. Louis           Saint Louis    Missouri
63115     St. Louis City      Saint Louis    Missouri
63116     St. Louis City      Saint Louis    Missouri
63117     St. Louis           Saint Louis    Missouri
63118     St. Louis City      Saint Louis    Missouri
63119     St. Louis           Saint Louis    Missouri
63120     St. Louis City      Saint Louis    Missouri
63121     St. Louis           Saint Louis    Missouri
63122     St. Louis           Saint Louis    Missouri
63123     St. Louis           Saint Louis    Missouri
63124     St. Louis           Saint Louis    Missouri
63125     St. Louis           Saint Louis    Missouri
63126     St. Louis           Saint Louis    Missouri
63127     St. Louis           Saint Louis    Missouri
63128     St. Louis           Saint Louis    Missouri
63129     St. Louis           Saint Louis    Missouri
63130     St. Louis           Saint Louis    Missouri
63131     St. Louis           Saint Louis    Missouri
63132     St. Louis           Saint Louis    Missouri
63133     St. Louis           Saint Louis    Missouri
63134     St. Louis           Saint Louis    Missouri
63135     St. Louis           Saint Louis    Missouri
63136     St. Louis           Saint Louis    Missouri
63137     St. Louis           Saint Louis    Missouri
63138     St. Louis           Saint Louis    Missouri
63139     St. Louis City      Saint Louis    Missouri
63140     St. Louis           Saint Louis    Missouri
63141     St. Louis           Saint Louis    Missouri
63142     St. Louis           Saint Louis    Missouri
63143     St. Louis           Saint Louis    Missouri
63144     St. Louis           Saint Louis    Missouri


Note: Does not include P.O. Box zips.

                             ADVANTRA SERVICE AREA

          ZIP       COUNTY              CITY                STATE
          ----------------------------------------------------------
          63146     St. Louis           Saint Louis         Missouri
          63147     St. Louis City      Saint Louis         Missouri
          63301     St. Charles         Saint Charles       Missouri
          63303     St. Charles         Saint Charles       Missouri
          63304     St. Charles         Saint Charles       Missouri
          63332     St. Charles         Augusta             Missouri
          63338     St. Charles         Cottleville         Missouri
          63341     St. Charles         Defiance            Missouri
          63342     Warren              Dutzow              Missouri
          63346     St. Charles         Flinthill           Missouri
          63348     St. Charles         Foristell           Missouri
          63357     Warren              Marthasville        Missouri
          63365     St. Charles         New Melle           Missouri
          63366     St. Charles         O'Fallon            Missouri
          63367     St. Charles         O'Fallon            Missouri
          63373     St. Charles         Portage Des Sioux   Missouri
          63376     St. Charles         Saint Peters        Missouri
          63381     Warren              Truxton             Missouri
          63383     Warren              Warrenton           Missouri
          63385     St. Charles         Wentzville          Missouri
          63383     St. Charles         West Alton          Missouri
          63390     Warren              Wright City         Missouri

Note: Does not include P.O. Box zips.                                 3/11/97

                             ADVANTRA SERVICE AREA

ZIP       COUNTY              CITY                STATE
-----------------------------------------------------------------
62022     Jersey              Dow                 Illinois
62028     Jersey              Elsah               Illinois
62030     Jersey              Fidelity            Illinois
62031     Jersey              Fieldon             Illinois
62037     Jersey              Grafton             Illinois
62052     Jersey              Jerseyville         Illinois
62063     Jersey              Medora              Illinois
62009     Macoupin            Benld               Illinois
62012     Macoupin            Brighton            Illinois
62014     Macoupin            Bunker Hill         Illinois
62033     Macoupin            Gillespie           Illinois
62063     Macoupin            Medora              Illinois
62069     Macoupin            Mount Olive         Illinois
62079     Macoupin            Piasa               Illinois
62085     Macoupin            Sawyerville         Illinois
62088     Macoupin            Staunton            Illinois
62093     Macoupin            Wilsonville         Illinois
62630     Macoupin            Chesterfield        Illinois
62676     Macoupin            Plainview           Illinois
62685     Macoupin            Shipman             Illinois
62001     Madison             Alhambra            Illinois
62002     Madison             Alton               Illinois
62010     Madison             Bethalto            Illinois
62018     Madison             Cottage Hills       Illinois
62021     Madison             Dorsey              Illinois
62024     Madison             East Alton          Illinois
62025     Madison             Edwardsville        Illinois
62034     Madison             Glen Carbon         Illinois
62035     Madison             Godfrey             Illinois
62040     Madison             Granite City        Illinois
62046     Madison             Hamel               Illinois
62048     Madison             Hartford            Illinois
62058     Madison             Livingston          Illinois
62060     Madison             Madison             Illinois
62061     Madison             Marine              Illinois
62062     Madison             Maryville           Illinois
62067     Madison             Moro                Illinois
62074     Madison             New Douglas         Illinois
62084     Madison             Roxana              Illinois
62087     Madison             South Roxana        Illinois
62090     Madison             Venice              Illinois
62095     Madison             Wood River          Illinois
62097     Madison             Worden              Illinois
62234     Madison             Collinsville        Illinois
62249     Madison             Highland            Illinois

Note: Does not include P.O. Box zips.        Page 1         3/11/97

                             ADVANTRA SERVICE AREA

ZIP       COUNTY         CITY                     STATE
---------------------------------------------------------------
62281     Madison        Saint Jacob              Illinois
62294     Madison        Troy                     Illinois
62236     Monroe         Columbia                 Illinois
62244     Monroe         Fults                    Illinois
62248     Monroe         Hecker                   Illinois
62256     Monroe         Maeystown                Illinois
62279     Monroe         Renault                  Illinois
62295     Monroe         Valmeyer                 Illinois
62298     Monroe         Waterloo                 Illinois
62059     St. Clair      Lovejoy                  Illinois
62071     St. Clair      National Stock Yards     Illinois
62201     St. Clair      East Saint Louis         Illinois
62203     St. Clair      East Saint Louis         Illinois
62204     St. Clair      East Saint Louis         Illinois
62205     St. Clair      East Saint Louis         Illinois
62206     St. Clair      East Saint Louis         Illinois
62207     St. Clair      East Saint Louis         Illinois
62208     St. Clair      East Saint Louis         Illinois
62220     St. Clair      Belleville               Illinois
62221     St. Clair      Belleville               Illinois
62223     St. Clair      Belleville               Illinois
62225     St. Clair      Belleville               Illinois
62232     St. Clair      Caseyville               Illinois
62239     St. Clair      Dupo                     Illinois
62240     St. Clair      East Carondelet          Illinois
62243     St. Clair      Freeburg                 Illinois
62254     St. Clair      Lebanon                  Illinois
62255     St. Clair      Lenzburg                 Illinois
62257     St. Clair      Marissa                  Illinois
62258     St. Clair      Mascoutah                Illinois
62260     St. Clair      Millstadt                Illinois
62264     St. Clair      New Athens               Illinois
62269     St. Clair      O'Fallon                 Illinois
62282     St. Clair      Saint Liberty            Illinois
62285     St. Clair      Smithton                 Illinois
62289     St. Clair      Summerfield              Illinois
63013     Franklin       Beaufort                 Missouri
63014     Franklin       Berger                   Missouri
63015     Franklin       Catawissa                Missouri
63037     Franklin       Gerald                   Missouri
63039     Franklin       Gray Summit              Missouri
63041     Franklin       Grubville                Missouri
63055     Franklin       Labadie                  Missouri
63056     Franklin       Leslie                   Missouri
63060     Franklin       Lonedell                 Missouri


Note: Does not include P.O. Box zips.                 Page 2             3/11/97

                             ADVANTRA SERVICE AREA

ZIP            COUNTY              CITY                STATE
-----------------------------------------------------------------
63061          Franklin            Luebbering          Missouri
63068          Franklin            New Haven           Missouri
63069          Franklin            Pacific             Missouri
63072          Franklin            Robertsville        Missouri
63077          Franklin            Saint Clair         Missouri
63079          Franklin            Stanton             Missouri
63080          Franklin            Sullivan            Missouri
63084          Franklin            Union               Missouri
63089          Franklin            Villa Ridge         Missouri
63090          Franklin            Washington          Missouri
63010          Jefferson           Arnold              Missouri
63012          Jefferson           Barnhart            Missouri
63016          Jefferson           Cedar Hill          Missouri
63019          Jefferson           Crystal City        Missouri
63020          Jefferson           De Soto             Missouri
63023          Jefferson           Dittmer             Missouri
63028          Jefferson           Festus              Missouri
63030          Jefferson           Fletcher            Missouri
63047          Jefferson           Hematite            Missouri
63048          Jefferson           Herculaneum         Missouri
63049          Jefferson           High Ridge          Missouri
63050          Jefferson           Hillsboro           Missouri
63051          Jefferson           House Springs       Missouri
63052          Jefferson           Imperial            Missouri
63053          Jefferson           Imperial            Missouri
63065          Jefferson           Mapaville           Missouri
63066          Jefferson           Morse Mill          Missouri
63070          Jefferson           Pevely              Missouri
63083          Jefferson           Sulphur Springs     Missouri
63301          St. Charles         Saint Charles       Missouri
63303          St. Charles         Saint Charles       Missouri
63304          St. Charles         Saint Charles       Missouri
63332          St. Charles         Augusta             Missouri
63338          St. Charles         Cottleville         Missouri
63341          St. Charles         Defiance            Missouri
63346          St. Charles         Finthill            Missouri
63348          St. Charles         Foristell           Missouri
63365          St. Charles         New Melle           Missouri
63366          St. Charles         O'Fallon            Missouri
63367          St. Charles         O'Fallon            Missouri
63373          St. Charles         Portage Des Sioux   Missouri
63376          St. Charles         Saint Peters        Missouri
63385          St. Charles         Wentzville          Missouri
63386          St. Charles         West Alton          Missouri
63001          St. Louis           Allenton            Missouri


Note: Does not include P.O. Box zips.              Page 3              3/11/97

                             Advantra Service Area


Zip            County                  City                  State
-------------------------------------------------------------------------------
63005          St. Louis               Chesterfield          Missouri
63011          St. Louis               Ballwin               Missouri
63017          St. Louis               Chesterfield          Missouri
63021          St. Louis               Ballwin               Missouri
63025          St. Louis               Eureka                Missouri
63026          St. Louis               Fenton                Missouri
63031          St. Louis               Florissant            Missouri
63033          St. Louis               Florissant            Missouri
63034          St. Louis               Florissant            Missouri
63038          St. Louis               Glencoe               Missouri
63040          St. Louis               Grover                Missouri
63042          St. Louis               Hazelwood             Missouri
63043          St. Louis               Hazelwood             Missouri
63044          St. Louis               Hazelwood             Missouri
63045          St. Louis               Hazelwood             Missouri
63074          St. Louis               Saint Ann             Missouri
63088          St. Louis               Valley Park           Missouri
63105          St. Louis               Saint Louis           Missouri
63114          St. Louis               Saint Louis           Missouri
63117          St. Louis               Saint Louis           Missouri
63119          St. Louis               Saint Louis           Missouri
63121          St. Louis               Saint Louis           Missouri
63122          St. Louis               Saint Louis           Missouri
63123          St. Louis               Saint Louis           Missouri
63124          St. Louis               Saint Louis           Missouri
63125          St. Louis               Saint Louis           Missouri
63126          St. Louis               Saint Louis           Missouri
63127          St. Louis               Saint Louis           Missouri
63128          St. Louis               Saint Louis           Missouri
63129          St. Louis               Saint Louis           Missouri
63130          St. Louis               Saint Louis           Missouri
63131          St. Louis               Saint Louis           Missouri
63132          St. Louis               Saint Louis           Missouri
63133          St. Louis               Saint Louis           Missouri
63134          St. Louis               Saint Louis           Missouri
63135          St. Louis               Saint Louis           Missouri
63136          St. Louis               Saint Louis           Missouri
63137          St. Louis               Saint Louis           Missouri
63138          St. Louis               Saint Louis           Missouri
63140          St. Louis               Saint Louis           Missouri
63141          St. Louis               Saint Louis           Missouri
63143          St. Louis               Saint Louis           Missouri
63144          St. Louis               Saint Louis           Missouri
63146          St. Louis               Saint Louis           Missouri
63101          St. Louis City          Saint Louis           Missouri


Note: Does not include P.O. Box zips.

                             ADVANTRA SERVICE AREA

ZIP            COUNTY              CITY           STATE
___________________________________________________________
63102          St. Louis City      Saint Louis    Missouri
63103          St. Louis City      Saint Louis    Missouri
63104          St. Louis City      Saint Louis    Missouri
63106          St. Louis City      Saint Louis    Missouri
63107          St. Louis City      Saint Louis    Missouri
63108          St. Louis City      Saint Louis    Missouri
63109          St. Louis City      Saint Louis    Missouri
63110          St. Louis City      Saint Louis    Missouri
63111          St. Louis City      Saint Louis    Missouri
63112          St. Louis City      Saint Louis    Missouri
63113          St. Louis City      Saint Louis    Missouri
63115          St. Louis City      Saint Louis    Missouri
63116          St. Louis City      Saint Louis    Missouri
63118          St. Louis City      Saint Louis    Missouri
63120          St. Louis City      Saint Louis    Missouri
63139          St. Louis City      Saint Louis    Missouri
63147          St. Louis City      Saint Louis    Missouri
63342          Warren              Dutzow         Missouri
63357          Warren              Marthasville   Missouri
63381          Warren              Truxton        Missouri
63383          Warren              Warrenton      Missouri
63390          Warren              Wright City    Missouri




















Note: does not include P.O. Box zips.

                                   EXHIBIT E
                             FORMS OF I.S. REPORTS


                                  SEE ATTACHED

        *Confidential Information has been omitted and filed separately with the commission.

        *Confidential Information has been omitted and filed separately with the commission.


SCHEDULE 1A

        *Confidential Information has been omitted and filed separately with the commission.


SCHEDULE 2A QUERY

        *Confidential Information has been omitted and filed separately with the commission.

SCHEDULE 3A REPORT

        *Confidential Information has been omitted and filed separately with the commission.

        *Confidential Information has been omitted and filed separately with the commission.

       *Confidential Information has been omitted and filed separately with the commission.


SCHEDULE 3B QUERY

        *Confidential Information has been omitted and filed separately with the commission.

SCHEDULE 3C-1 QUERY

        *Confidential Information has been omitted and filed separately with the commission.


SCHEDULE 4A REPORT

        *Confidential information has been omitted and filed separately with the commission.

                                                                    Schedule A-4

        *Confidential Information has been omitted and filed separately with the commission.


                               GROUP HEALTH PLAN

                               SCHEDULE 4A REPORT

        *Confidential Information has been omitted and filed separately with the commission.

SCHEDULE 4A REPORT

        *Confidential Information has been omitted and filed separately with the commission.



SCHEDULE 4B QUERY

        *Confidential Information has been omitted and filed separately with the commission.



                              SCHEDULE 4B-1 QUERY

        *Confidential Information has been omitted and filed separately with the commission.


SCHEDULE 4B-1 QUERY

        *Confidential Information has been omitted and filed separately with the commission.

        *Confidential Information has been omitted and filed separately with the commission.

                               GROUP HEALTH PLAN

SCHEDULE 5A/1-9 REPORT

        *Confidential Information has been omitted and filed separately with the commission.


SCHEDULE 7A QUERY

        *Confidential Information has been omitted and filed separately with the commission.


SCHEDULE 8A QUERY

                            [MELLON BANK LETTERHEAD]


                          IRREVOCABLE LETTER OF CREDIT
                                  No. S-852087


                                                                     May 5, 1997


HealthCare USA of Missouri, LLC
100 South Fourth Street, Suite 1100
St. Louis, MO 63102

Ladies and Gentlemen:

     1. This Letter of Credit Number S-852087 is issued in your favor and for the account of BJC (as hereinafter defined) pursuant to a Reimbursement Agreement dated as of May 1, 1997 (as amended from time to time, the "Reimbursement Agreement") between the BJC Health System ("BJC") and Mellon Bank, N.A. (the "Bank"). This Letter of Credit is established for drawing on or before the Termination Date (as hereinafter defined) of up to the aggregate amount of $3,370,152.00 (the "Stated Amount") which represents three months of claims for BJC Medicaid Members as more specifically described in the Global Capitation Agreement between BJC and Group Health Plan, Inc. (the "Capitation Agreement").

     2. It is a condition of this Letter of Credit that the Stated Expiration Date (as hereinafter defined) will be automatically extended annually for a period of 364 days, unless we notify you in writing at least thirty (30) days prior to the then current Stated Expiration Date that we elect not to further extend the Stated Expiration Date of this Letter of Credit. Upon receipt of such notice, you may draw on this letter of Credit by presenting a sight draft to us for an amount up to the unused balance of this Letter of Credit on or before the then relevant expiry date.

     3. Funds under this Letter of Credit are available to you against your sight draft(s) drawn on us, stating on their face: "Drawn under Irrevocable Letter of Credit No. S-852087" accompanied by:

          (A) a certificate, in the form of Annex 1 hereto, providing: (i) that sufficient funds do not exist in the Claims Payment Account (as defined in the Capitation Agreement); (ii) a demand has been made upon BJC to deliver funds into the Claims Payment Account pursuant to the Capitation Agreement; (iii) BJC has failed to deliver such funds; (iv) $_______ is being drawn hereunder in accordance with such Agreement, which amount represents the amount of such deficiency; and (v) this amount, together with all other amounts previously drawn hereunder, does not exceed the Stated Amount;

          (B) a certificate, in the form of Annex 2 hereto, providing that: (i) the Bank has given you at least 30 days notice that we are not extending the Stated Expiration Date of this Letter of Credit; and (ii) BJC has not provided to you a substitute letter of credit for this Letter of Credit which is satisfactory to you; or

                               Group Health Plan
                     Proposed Global Capitation Arrangement
                  Information Needs of Participating Providers


1) Membership Lists, in a mutually agreeable electronic format, including the following information:

          - Member name
          - Member identification number
          - Date of birth
          - Sex
          - Address
          - Phone number
          - Employer Group
          - Benefit plan
          - Effective date
          - Termination date
          - Primary care physician (Grouped by IPA/PHO affiliation)

     Ideally, we would want an initial membership dump, with adds, deletes and changes provided once a week thereafter, in the same electronic format.


2) Capitation lists, in a mutually agreeable electronic format, including the following information:

          - Member name
          - Member identification number
          - Date of birth
          - Sex
          - Group
          - Benefit plan
          - Effective date
          - Primary care physician (Grouped by IPA/PHO affiliation)
          - Capitation rate, with amount of copay offset
          - Retroactive capitation broken out separately

     The capitation list should be provided monthly. It is imperative that the effective date of the capitation list be the same effective date as one of the weekly membership lists referenced above.


3)   For delegated utilization management, we need the following capabilities:

          - Weekly interface of authorization system to GHP claims payment system.

          - Electronic crosswalk of UPIN number to GHP provider number, within GHP claim system.

4) For GHP claims processing purposes, we must ensure the following capabilities:

          - Ability to segregate individual provider payments, based upon geographic site of service.

          -    Capacity to assign multiple fee schedules to multiple providers.

          -    Ability to receive claims in electronic format (via Office Tech)

          -    Ability to produce remittance advices in electronic format.

          -    Electronic eligibility verification at point of service.

5) For utilization management reporting, we require complete claims dumps monthly, in mutually agreeable electronic format, with the following information:


          -    Member name
          -    Member ID number
          -    Detailed services provided by CPT/Revenue Code
          -    Clearing cost of the services
          -    Provider of service by ID number

6)   To ensure compliance with NCQA guidelines, we need the following:

          -    Information on GHP member satisfaction, as available.

          - Coordination with GHP Member Services on identification and resolution of patient care related complaints or grievances.

7) As new plans are developed, we need advance notification of benefit design, and membership information upon plan implementation.


8)   Member Identification Cards need to have the following information:

          -    MSO phone number, for utilization management purposes.

          - Site indicators identifying the member as assigned to a specific IPA, PHO, or Health Center. These should be in a format easily interpreted by registration personnel in provider organizations.

                                   EXHIBIT F
                         MEDICAL CENTER MEMBERSHIP LIST



SEE ATTACHED

                                   EXHIBIT F

GROUP HEALTH PLAN, INC.
MEMBERSHIP BY MEDICAL PRACTICE
FEBRUARY 1997

                                                                                                                    TOTAL
                                                             --------------------------------------------------      ALL
                                                                                 ALL SITES                          SITES
                                                     --------------------------------------------------------------------
                                                     SITE                                      MEDI
MEDICAL PRACTICE                                       #         COMM      INDIV     MEDI      RISK   MEDICAID
                                                     --------------------------------------------------------------------
STAFF:
SUNSET HILLS HEALTH CENTER .......................    2017       7,504      261       333     2,461       294     10,853
BRIDGETON HEALTH CENTER ..........................    2003       5,110       85       206     1,019       485      6,905
LINDELL HEALTH CENTER ............................    2004       5,890       88       116       388     1,021      7,555
FAIRVIEW HEIGHTS HEALTH CENTER ...................    2005      11,111      286       224     1,639         2     13,262
MIDRIVERS HEALTH CENTER ..........................    2007       4,699       58       114       477     1,164      6,472
FLORISSANT HEALTH CENTER .........................    2008       6,535       64       140     1,014     1,179      8,932
CHESTERFIELD HEALTH CENTER .......................    2009       2,168       65        49       308       174      3,062
ARNOLD HEALTH CENTER .............................    2010       3,175       56       108       558     1,817      5,714
BRENTWOOD HEALTH CENTER ..........................    2011           6                            2        27         35
SOUTHTOWN HEALTH CENTER ..........................    2016       5,988       95       325     1,689       582      8,679
-------------------------------------------------------------------------------------------------------------------------
     STAFF SUBTOTAL ..............................              52,546    1,006     1,614     9,555     6,748     71,469
-------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT G
                      PERFORMANCE STANDARDS AND SANCTIONS

                        NEEDS TO BE DEVELOPED BY PARTIES

                                  EXHIBIT H
                              DELEGATED FUNCTIONS

                     SECTION 1: DELEGATION OF CREDENTIALING


The parties agree that if BJC's credentialing procedures meet Plan reasonable standards and guidelines, as mutually agreed to by the parties in accordance with Section 4 of this Agreement, and the standards and guidelines of any Plan accrediting organizations including without limitation NCQA, Plan shall delegate the responsibility for credentialing Providers to BJC; however, Plan retains the right to approve new health care providers and sites and to terminate or suspend individual Providers in accordance with the standards and guidelines described above. If such such function is delegated to BJC, BJC shall comply with the following requirements:

1.1 BJC agrees that current and future health care providers that join BJC must be properly credentialed before they may render Covered Services to Members pursuant to this Agreement. In addition, BJC shall immediately notify Plan in writing of all new Providers who become affiliated with and are credentialed by BJC, as well as those who are no longer affiliated with BJC, and BJC shall cooperate with Plan's timelines and schedules related to the production of accurate provider directories.

1.2 BJC shall maintain all records necessary for Plan to monitor the effectiveness of BJC's credentialing and recredentialing process, including without limitation records related to the credentialing of all current or future Providers ("Provider Records"). Annually, BJC shall provide the Plan with its Credentialing Policies for review and evaluation and shall permit and cooperate with the Plan's on-site review of BJC's Provider Records, which shall be conducted by the Plan during BJC's normal business hours and with reasonable prior notice given. The Plan's on-site review shall consist of its review of the lesser of five percent (5%) or fifty (50) of BJC's Provider Records to ensure compliance with the standards of the Plan, NCQA and any other of Plan's accrediting organizations, and all applicable Federal and state laws and regulations. BJC shall furnish the Plan with each Provider's signed authorization permitting the Plan to review such Provider Records, in a form that provides a release of liability to the Plan and its authorized representatives in conjunction with conducting such reviews.

1.3 BJC shall submit to Plan credentialing and recredentialing reports ("Reports") that identify those Providers credentialed/recredentialed, the effective date of such action, the most recent prior date of credentialing/recredentialing and the effective date of such Providers' participation with the Plan and the other information set forth in the incorporated Schedule H. Such reports shall be furnished to the Plan by BJC after each credentialing committee meeting, without regard to the number of or frequency of such meetings.

1.4 Plan shall provide BJC written notice and description of any deficiencies in BJC's credentialing process and recommendations regarding correction of same. BJC agrees to correct, within the reasonable timeframes specified Plan, any such deficiencies and provide Plan written notice of such correction within the same period, after which Plan will provide BJC with a date for re-review of such corrected issue.

1.5 To the extent BJC fails to comply with any obligation regarding credentialing as outlined herein, and fails to correct such situation to Plan's reasonable satisfaction within thirty (30) days of written notice from Plan of such defect, Plan shall have the right, to revoke and take over some or all of the credentialing responsibilities delegated to BJC.


                SECTION 2: DELEGATION OF UTILIZATION MANAGEMENT

The parties agree that if BJC's UM policies and procedures meet Plan standards and guidelines as mutually agreed to by the parties in accordance with Section 4 of this Agreement, and the standards and guidelines of any Plan accrediting organizations including without limitation NCQA, Plan shall delegate the responsibility for initial UM determinations to BJC; however, Plan retains the right to address and resolve any Member and Provider appeals of BJC's UM determinations and for all Provider UM determinations. If such such function is delegated to BJC, BJC shall comply with the following requirements:

     2.1 If the Plan delegates the responsibility of making initial utilization management ("UM") determinations ("Determinations") to BJC pursuant to this Agreement, BJC shall make such Determinations in accordance with the UM policies prepared or approved by the Plan, the terms of the Member's Benefit Plan and the Employee Retirement Income and Security Act of 1974 ("ERISA").

     2.2 In the event of such delegation, BJC shall maintain a UM program description and policies and procedures that are in compliance with the Plan's reasonable standards and the NCQA standards for Utilization Management. The UM program description will include BJC's mechanism for handling initial determinations and denials and the communication and provision of all information pertaining to same to Plan for its handling of UM appeals. Annually, BJC shall provide the Plan with a current UM program description, policies and procedures, and the criteria used for medical review. BJC shall also provide the Plan with monthly UM reports in such time frames as are mutually agreed to by the parties in such form and content as specified in the incorporated Schedule H.

     2.3 The Plan shall provide written feedback to BJC following its review and evaluation of the UM program descriptions and policies and procedures within thirty (30) days of Plan's UM Committee's review of said documents.

     2.4 Upon rendering an initial determination ("Determination"), BJC shall promptly notify a Member, in writing, of Determination, along with an explanation of his or her right to appeal that Determination to the Plan in accordance with the Member grievance procedure of his or her their Benefit Plan. In the event of such appeal, BJC shall promptly furnish the Plan with all relevant information and documentation regarding the Member's complaint/grievance, all relevant information and documentation pertaining to BJC's Determination and the Member's request for appeal. The form of such Member notification shall be in accordance with the form set forth in the incorporated Schedule H-1.

                                   EXHIBIT I
                      BJC'S ERRORS AND OMISSIONS INSURANCE
                           DECLARATION PAGE ATTACHED

ACORD. INSURANCE BINDER                                                                   DATE(MM/DD/YY)
                                                                                             3/12/97
THIS BINDER IS A TEMPORARY INSURANCE CONTRACT, SUBJECT TO THE CONDITIONS SHOWN
ON THE REVERSE SIDE OF THIS FORM.
PRODUCER                                     COMPANY                                      BINDER 4
     Willis Corroon Corporation of Missouri       CNA  -   Pacific Ins. Co                          1
     8112 Maryland Avenue                              EFFECTIVE                                EXPIRATION
     St. Louis, MO  63105                        DATE            TIME    X  AM             DATE            TIME
                                         11/1/96                      12:01 PM      11/1/97    X    12:01 AM
                                                                                                     Noon
CODE:                    SUB CODE:           THIS BINDER IS ISSUED TO EXTEND COVERAGE IN THE ABOVE NAMED COMPANY
AGENCY                                       PER EXPIRING POLICY:
CUSTOMER ID:                             DESCRIPTION OF OPERATIONS/VEHICLES/PROPERTY (including Location)
INSURED

     Physician Groups, L.C.
     11155 Dunn Road
     P.O. Box 1 - Suite 306E
     St. Louis, MO  63138

March 12, 1997


GHP

Attention:

RE:  Insured:    BJC Health System and affiliates

Dear:

BJC Health System and its affiliates are self insured for comprehensive general liability and professional liability, including managed care errors & omissions. The insurance is provided through a Self Funded Program, evidenced by a Trust Agreement. The trust is funded at a level recommended by an independent actuarial consultant.

The Program provides general liability limits of at least $1,000,000 per occurrence/$3,000,000 annual aggregate and professional liability limits, including managed care errors and omissions, of at least of $1,000,000 per occurrence/$22,000,000 annual aggregate. The limits are shared with other insured parties. Employees are included in the above limits, while acting within the course and scope of their employment.

Knowledge of any claims, suits, incidents or occurrence which could give rise to a claim shall be promptly reported to Risk Management.

Sincerely,



Michael A. DeHaven
General Counsel

ACCORD CERTIFICATE OF LIABILITY INSURANCE                                          DATE (MM/DD/YY)
                                                                                       10-3-96
---------------------------------------------------------------------------------------------------------------------------------
PRODUCER                                                                   THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION
                                                                           ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE
                                                                           HOLDER, THIS CERTIFICATE DOES NOT AMEND, EXTEND OR
                                                                           ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.
                                                                           ------------------------------------------------------
                                                                                  COMPANIES AFFORDING COVERAGE
                                                                           ------------------------------------------------------
                                                                           COMPANY
                                                                              A       ATG ASSURANCE COMPANY LIMITED
---------------------------------------------------------------------------------------------------------------------------------
INSURED                                                                    COMPANY
                                                                              B       SELF-INSURANCE
                                                                           ------------------------------------------------------
BJC Health System                                                          COMPANY
11155 Dunn Rd., POB 1, #306E                                                  C
St. Louis, MO  63136-6150                                                  ------------------------------------------------------
                                                                           COMPANY
                                                                              D
---------------------------------------------------------------------------------------------------------------------------------

FACILITY RETENTIONS:

BJC Health System: $1MM
Barnes-Jewish Hospital: $3MM
Barnes-Jewish Extended Care: $1MM
BJC Corporate Health Services: $1MM
BJC Home Care Services: $1MM
Barnes-Jewish St. Peters Hospital, Inc.: $3MM
Barnes-Jewish Health Ventures, Inc.: $1MM
Barnes-Jewish West County Hospital: $3MM
Christian Hospital Northeast-Northwest: $2MM
Village North, Inc.
               d/b/a Village North, d/b/a Village North Manor, d/b/a Village North Woods: $1MM
CH Allied Services, Inc. d/b/a Boone Hospital Center: $1MM
CH Allied Services, Inc. d/b/a Fayette County Hospital: $1MM
Alton Memorial Hospital: $2MM
Alton Memorial Hospital d/b/a Eunice Smith Nursing Home: $1MM
Parkland Health Center d/b/a Parkland Health Center, Boone Terre;
                d/b/a Parkland Health Center, Farmington Community: $1MM Missouri Baptist Medical Center: $2MM
Missouri Baptist Hospital of Sullivan: $1MM
MB Medical Services, Inc.: $1MM
Missouri Baptist Home Health Care, Inc.: $1MM
MB Pharmacy Services, Inc.: $1MM
St. Louis Children's Hospital: $3MM

                  HEALTHCARE EXCESS UMBRELLA LIABILITY POLICY
                         ATG ASSURANCE COMPANY LIMITED

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----

Declarations Page                                                         1

Section A: Concurrent Excess Liability

        Part One       Insuring Agreements                                3
        Part Two       Conditions                                         4
        Part Three     Company's Limit of Liability                       7
        Part Four      Exclusions                                         7

        Schedule A                                                        8

        Endorsement #1A-Modification of Professional Services Exclusion   9

Section B:     Specified Excess Liability

        Part One       Insuring Agreements                                10
        Part Two       Conditions                                         16
        Part Three     Company's Limit of Liability                       20
        Part Four      Exclusions                                         23

        Schedule B                                                        29

        Endorsement #1B-Retroactive Dates                                 33

        Endorsement #2B-"Patient" Named Perils                            36

Section C: Common Conditions                                              37

Section D: Common Exclusions                                              40

Section E: Common Definitions                                             43


                  HEALTHCARE EXCESS UMBRELLA LIABILITY POLICY
                         ATG ASSURANCE COMPANY LIMITED

                               TABLE OF CONTENTS
                                    (cont'd)

                                                                          Page
                                                                          ----

        Endorsement #1AB-Named Insured Endorsement                        50
        Endorsement #2AB-Policy Period                                    54
        Endorsement #3AB-2 Year Renewal Guarantee                         55


Signature Page                                                            57

                                                             POLICY NO.:ATG-1994

                            SECTION B IS CLAIMS MADE

                          PLEASE READ POLICY CAREFULLY

This Declarations Page together with Section A, Section B, Section C, Section D, Section E and the Signature Page constitutes the entire Policy.

                  HEALTHCARE EXCESS UMBRELLA LIABILITY POLICY
DECLARATIONS

                         ATG Assurance Company Limited
                        (hereinafter called the Company)
                                 P.O. Box 1109
                               Grand Cayman, BWI

1.  Named Insured:            BJC Barnes Jewish Christian Health System

2.  Address:                  11155 Dunn Road
                              St. Louis, MO 63136-6150

3.  Policy Period:            From:          June 1, 1994
                              To:            October 1, 1997

4.  Coverage:

    (a) Concurrent Excess Liability -      SECTION A
    (b) Specified Excess Liability -       SECTION B

5.  Company's Limits of Liability:

    (a) $25,000,000 for each loss event, coverage under Sections A and B combined.
    (b) $25,000,000 in the aggregate Healthcare Professional Liability.
    (c) $25,000,000 in the aggregate All Other Covered Liability excluding
                    Healthcare Professional Liability.

6.  Premium:   $1,462,500.00 for the period of June 1, 1994 to October 1, 1995

7.  Notice of Loss Events-Conditions P (Applicable to Section A): $1,000,000.00

8.  Retroactive Date (Applicable to Section A): Per Schedule A

    Retroactive Date (Applicable to Section B): Per Endorsement #1B

9. Section B is Claims Made. This portion of the policy applies to claims first made and reported in accordance with Condition Q, WHEN A CLAIM IS TO BE CONSIDERED FIRST MADE, of Section B.

10.  Endorsement: Schedule A, 1A, Schedule B, 1B, 2B, 1AB, 2AB, 3AB





















------------------------------                ---------------------------------
Countersignature          Date                   Authorized Representative

THIS SECTION IS CLAIMS MADE
                             PLEASE READ CAREFULLY

In consideration of the payment of the premium and in reliance upon the statements in the Declarations Page, the Company agrees with the named insured set forth in the Declarations Page made a part hereof, as follows:

SECTION B: SPECIFIED EXCESS LIABILITY
                                  PART ONE (B)
                              INSURING AGREEMENTS

I.   COVERAGE

     The Company agrees, subject to the terms, conditions, definitions and exclusions hereinafter set forth, to indemnify the insured for loss in excess of the underlying amount(s) set forth in the Schedule of Underlying Amount(s), SECTION B, Schedule B, which the insured shall become legally obligated to pay by reason of the liability imposed upon the insured by law or assumed by the insured under contract, for damages caused by a loss event, taking place subsequent to the retroactive date set forth in Item 8. of the Declarations Page and prior to the expiration or termination date of this policy, for which claim is first made against the insured and reported to the Company during the policy period or extended reporting period in accordance with Condition Q, WHEN A CLAIM IS TO BE CONSIDERED FIRST MADE, under the following SPECIFIED COVERAGE(S):

     CHECK APPLICABLE SPECIFIED COVERAGE(S):

          Specified
     [x]  Coverage A:    Healthcare Professional Liability

          Specified
     [x]  Coverage B:    Managed Care Organizations' Errors and Omissions
                         Liability

          Specified
     [x]  Coverage C:    Comprehensive General Liability

          Specified
     [x]  Coverage D:    Personal Injury and Advertising Injury Liability

          Specified
     [x]  Coverage E:    Contractual Liability

The Company's obligation to indemnify the insured for loss in excess of the underlying amount(s) shall not exceed the Limits of Liability set forth in Item
5. of the Declarations Page.


ATG/10                              - 10 -
                                                                       SECTION B

A.   SPECIFIED COVERAGE A.-HEALTHCARE PROFESSIONAL LIABILITY

     The Company will indemnify the insured for loss in excess of the underlying amount(s) which the insured shall become legally obligated to pay as damages because of injury caused by a medical incident taking place within the policy territory and subsequent to the retroactive date set forth in
     Item 8. of the Declaration Page and prior to the retroactive date set forth in Item 8. of the Declaration Page and prior to the expiration or termination date of this policy, for which claim is first made against the insured and reported to the company during the policy period or extended reporting period and within the policy territory, in accordance with Condition Q, WHEN A CLAIM IS TO BE CONSIDERED FIRST MADE.

B. SPECIFIED COVERAGE B.-MANAGED CARE ORGANIZATIONS' ERRORS AND OMISSIONS LIABILITY

     The Company will indemnify the insured for loss in excess of the underlying amount(s) which the insured shall become legally obligated to pay as damages caused by a professional incident taking place within the policy territory and subsequent to the retroactive date set forth in Item 8. of the Declarations Page and prior to the expiration or termination date of this policy for which claim is first made-against the insured and reported to the Company during the policy period in accordance with Condition Q, WHEN A CLAIM IS TO BE CONSIDERED FIRST MADE.

     Coverage afforded hereunder does not apply to damages because of injury caused by a medical incident.

C.   SPECIFIED COVERAGE C.-COMPREHENSIVE GENERAL LIABILITY

     The Company will indemnify the insured for loss in excess of the underlying amounts(s) which the insured shall become legally obligated to pay as damages because of bodily injury or property damage caused by an occurrence, but only if the bodily injury or property damage takes place subsequent to the retroactive date set forth in Item 8. of the Declarations Page and prior to the expiration or termination date of this policy, for which claim is first made against the insured and reported to the Company during the policy period or extended reporting period in accordance with Condition Q, WHEN A CLAIM IS TO BE CONSIDERED FIRST MADE.

     In addition to those persons or entities included within the definition of insured, each of the following is an insured to the extent set forth below, subject to Condition I., Other Insurance:

     1. any person (other than an employee of the named insured) or organization while acting as real estate manager for the named insured;

     2. with respect to the operations, for the purpose of locomotion upon a public highway, of mobile equipment registered under any motor vehicle registration law,

               a. an employe of the named insured while operating any such equipment in the course of his employment, and

               b. any other person while operating with the permission of the named insured any such equipment registered in the name of the named insured and any person or organization legally responsible for such operation; but only if there is no other insurance available, either on a primary or excess basis, to such person or organization, provided that no person or organization shall be insured under this paragraph 2. with respect to bodily injury to any fellow employee of such person injured in the course of his employment, or property damage to property owned by, rented to, in charge of or occupied by the named insured or the employer of any person described in subparagraph b.;

          3. any employee or authorized volunteer worker of the named insured while acting within the scope of their duties as such, and any student of the health care professions enrolled in a formal training program sponsored by and controlled by the named insured or affiliated with and controlled by the named insured.

          It is agreed that the immediately preceding 1., 2., and 3. do not apply to bodily injury to any employee of the named insured arising out of and in the course of his employment.

     D.   SPECIFIED COVERAGE D. - PERSONAL INJURY AND ADVERTISING INJURY
          LIABILITY

          The Company will indemnify the insured for loss in excess of the underlying amount(s) which the insured shall become legally obligated to pay as damages because of personal injury or advertising injury sustained by any person or organization and arising out of an offense taking place within the policy territory and subsequent to the retroactive date set forth in Item 8. of the Declarations Page and prior to the expiration or termination date of this policy, for which claim is first made against the insured and reported to the company during the policy period or extended reporting period in accordance with the Condition Q., WHEN A CLAIM IS TO BE CONSIDERED FIRST MADE.

     E.   SPECIFIED COVERAGE E - CONTRACTUAL LIABILITY

          The Company will indemnify the insured for loss in excess of the underlying amount(s) which the insured, by reason of contractual liability assumed by him under a contract, shall become legally obligated to pay as damages because of bodily injury or property damage caused by an occurrence, but only if the bodily injury or property damage takes place subsequent to the retroactive date set forth in Item 8, of the Declarations Page and prior to the expiration or termination date of this policy for which claim is first made against the insured and reported to the Company during the

                                                                       SECTION B
     policy period or extended reporting period in accordance with Condition
     Q., WHEN A CLAIM IS TO BE CONSIDERED FIRST MADE.

II.  ADDITIONAL INSUREDS

     This provision is applicable to Specified Coverage A., Healthcare Professional Liability and Specified Coverage B., Managed Care Organization Errors and Omissions Liability.

     In addition to those persons or entitles included within the definition of insured, each of the following is an insured to the extent set forth below, subject to Condition L., Other Insurance:

     1. any employee or authorized volunteer worker of the named insured, while acting within the scope of their duties as such, and any student of the health care professions enrolled in a formal training program sponsored by, approved by, and controlled by the named insured or affiliated with and controlled by the named insured.

     2. any person or member for acts or omissions arising out of their service on a formal accreditation, standards review or similar professional board or committee of the named insured or a person charged with executing the directives of such board or committee.

     It is agreed that the immediately preceding 1. and 2. do not apply to bodily injury to another employee of the named insured arising out of and in the course of his/her employment.

III. UNDERLYING AMOUNT(S)

          The named insured assumes the obligations and responsibilities for payment of the underlying amount(s) as set forth in Schedule B, which includes all salaries of its employees, and all expenses and costs, and interest as set forth in PART ONE(B), item IV.

          Nothing in any provision of this policy shall be construed to make SECTION B subject to the terms, conditions or definitions of any other insurance, including, but not limited to, insurance purchased with respect to all or part of the underlying amount(s).

          Under no circumstances shall the Company be liable for loss within the underlying amount(s), any expenses and costs, or interest (except as set forth in PART ONE(B), ITEM IV), or salaries of employees of the insured.

          The Company's obligation to indemnify the insured for loss in excess of the underlying amount(s) applies only after the underlying amount(s), interest as set forth in PART ONE(B), -- Item IV and expenses and cost (which are included thereto) have been paid, whether or not the named insured obtains

                                                                       SECTION B

PERSONAL INJURY means injury arising out of one or more of the following offenses committed in the course of the named insured's activities in the conduct of the named insured's business:

     (1)  false arrest, detention, imprisonment, or malicious prosecution;

     (2) wrongful entry or eviction or other invasion of the right of private occupancy;

     (3) a publication or utterance of a libel or slander or other defamatory or disparaging material in violation of an individual's right of privacy; except publications or utterances in the course of or related to advertising, broadcasting, publishing, or telecasting activities conducted by or on behalf of the named insured shall not be deemed personal injury.

POLICY PERIOD means the period set forth in Item 3. of the Declarations Page of this policy beginning at 12:01 a.m., standard time, at the address of the named insured and ending at 12:01 a.m. standard time at the address of the named insured, or the earlier termination, of the policy, if any, in accordance with Common Condition I., Cancellation.

POLICY TERRITORY is worldwide.

PRODUCTS HAZARD includes bodily injury and property damage arising out of the named insured's products or reliance upon a representation or warranty made at any time with respect thereto, but only after physical possession of such products had been relinquished to others (except in connection with the conduct of the operation of any restaurant, cafeteria or snack bar, by or on behalf of the named insured or on any premises owned by or rented to the named insured, with respect to bodily injury or property damage arising out of the named insured's products manufactured, sold, handled or distributed), only if the bodily injury or property damage occurs away from premises owned by or rented to the named insured.

PROFESSIONAL INCIDENT means any act, error or omission in the furnishing of services related to the operations of a managed care organization by:
          -    any named insured; or
          - any participating healthcare providers, but only as respects the liability of the named insured.

          Any such act, error or omission together with all acts, errors or omissions in the furnishing of such services shall be considered a professional incident.

          Professional incident does not include:

          (1)  medical incidents, or

          (2) inappropriate acts or deficiencies of action by any person in his/her capacity as a director, officer or in a similar position.


                                     - 48 -
                                                                       SECTION E

                         Marsh & McLennan, Incorporated

                               BJC HEALTH SYSTEM

          EXCESS LIABILITY INSURANCE INCLUDING CLAIMS MADE HEALTHCARE
                             PROFESSIONAL LIABILITY

Insurance Company:       ATG Assurance Company Limited

Policy Number:           ATG-1996-02

Policy Term:             October 1, 1996 to October 1, 1997

Premium:                 $200,000

Named Insured:           BJC Health System

Limits of Liability:     (A)  $40,000,000 For Each Loss Event
                         (B)  $40,000,000 In the Aggregate Healthcare Professional Liability
                         (C)  $40,000,000 In the Aggregate All Other Covered Liability Excluding Healthcare Professional Liability

                         Part of:
                         (A)  $55,000,000 For Each Loss Event
                         (B)  $55,000,000 In the Aggregate Healthcare Professional Liability
                         (C)  $55,000,000 In the Aggregate All Other Covered Liability Excluding Healthcare Professional Liability

                         Excess of:
                         ATG Assurance Company Limited - Policy No: ATG-1996-01
                         (A)  $70,000,000 For Each Loss Event
                         (B)  $70,000,000 In the Aggregate Healthcare Professional Liability
                         (C)  $70,000,000 In the Aggregate All Other Covered Liability Excluding Healthcare Professional Liability

                         Excess of:
                         ATG Assurance Company Limited - Policy no: ATG-1994
                         (A)  $25,000,000 For Each Loss Event
                         (B)  $25,000,000 In the Aggregate Healthcare Professional Liability
                         (C)  $25,000,000 In the Aggregate All Other Covered Liability Excluding Healthcare Professional Liability

Coverage Form:           Following Form Excess

                         Marsh & McLennan Incorporated

Endorsements:       Endorsement #1 - Following Form Endorsement
                    Controlling Underlying Policy:  ATG Assurance Company Ltd.
                                                    Policy No. ATG-1994

                    Endorsement #2 - Employment Practices Exclusion







Notes:              Reinsurers of this policy are:

                    (A)  Travelers Insurance Company
                         $20,000,000 part of $40,000,000
                    (B)  Lexington Insurance Company
                         $20,000,000 part of $40,000,000





THIS IS A BRIEF SUMMARY FOR YOUR REFERENCE AND CONVENIENCE ONLY. FOR DETAILS OF COVERAGE, PLEASE REFER TO THE ORIGINAL CONTRACT.

                                    MARSH &
                                    MCLENNAN

Insured:                 BJC Health System

Insurer:                 Fireman's Fund of Wisconsin

Coverage:                Follow Forms Excess Umbrella Liability

Policy Number:           TBA

Effective Dates:         October 1, 1996 to October 1, 1997

Premium:                 $200,000

Limits of Liability:     $15,000,000 per claim/$15,000,000 total limit
                         Part of $55,000,00 per claim/$55,000,000 total limit

                         Excess of:
                         ATG Assurance Company Limited
                         $70,000,000 in the aggregate Healthcare Professional Liability
                         $70,000,000 in the aggregate All Other Covered Liability excluding Healthcare Professional Liability
                         $70,000,000 for each loss event Healthcare Professional Liability and All Other Covered Liability Combined

                         Excess of:
                         ATG Assurance Company Limited
                         $25,000,000 in the aggregate Healthcare Professional Liability
                         $25,000,000 in the aggregate All Other Covered Liability excluding Healthcare Professional Liability
                         $25,000,000 for each loss event Healthcare Professional Liability and All Other Covered Liability Combined

                         Excess of Underlying

Coverage Terms:           As Expiring

Premium:                 $75,000

Signature of Authorized Representative:  /s/
                                            ------------------------------

Date:                    September 30, 1996
                         -------------------------------------------------


IT IS AGREED THAT INSURANCE CONTRACTS AND PREMIUM AGREEMENTS SUBSEQUENTLY ISSUED SHALL CONFORM TO THIS BINDER.

                         Marsh & McLennan, Incorporated

                               BJC HEALTH SYSTEM

          EXCESS LIABILITY INSURANCE INCLUDING CLAIMS MADE HEALTHCARE
                             PROFESSIONAL LIABILITY


Insurance Company:     ATG Assurance Company Limited

Policy Number:         ATG-1996-01

Policy Term:           October 1, 1996 to October 1, 1997

Premium:               $438,000

Named Insured:         BJC Health System

Limits of Liability:   (A) $70,000,000 For Each Loss Event
                       (B) $70,000,000 In the Aggregate Healthcare
                           Professional Liability
                       (C) $70,000,000 In the Aggregate All Other Covered
                           Liability Excluding Healthcare Professional
                           Liability

                       Excess of:
                       ATG Assurance Company Limited - Policy No: ATG-1994
                       (A) $25,000,000 For Each Loss Event
                       (B) $25,000,000 In the Aggregate Healthcare
                           Professional Liability
                       (C) $25,000,000 In the Aggregate All Other Covered
                           Liability Excluding Healthcare Professional
                           Liability

Coverage Form:         Following Form Excess

Endorsements:          Endorsement #1 - Following Form Endorsement
                       Controlling Underlying Policy: ATG Assurance Company Ltd.
                                                      Policy No. ATG-1994


Notes:                 Reinsurers of this policy are:
                       (A)  CNA Insurance Company
                            $35,000,000
                       (B)  Employers Reinsurance Corporation
                            $35,000,000 excess $35,000,000

THIS IS A BRIEF SUMMARY FOR YOUR REFERENCE AND CONVENIENCE ONLY. FOR DETAILS OF COVERAGE, PLEASE REFER TO THE ORIGINAL CONTRACT.

[EXECUTIVE RISK INDEMNITY INC. LETTERHEAD]

Executive Risk Indemnity Inc.           Administrative Offices/Mailing Address
Home Office                             82 Hopmeadow Street
32 Lochlennon Square, Suite L160        Simsbury, Connecticut 06070-7683
Dover, Delaware 19981

         THIS IS A CLAIMS MADE INDEMNITY POLICY WITH EXPENSES INCLUDED
                           IN THE LIMIT OF LIABILITY.
                       PLEASE READ THE POLICY CAREFULLY.

                                  DECLARATIONS
                                                                   POLICY NUMBER
                                                                   751-035566-96
                        DIRECTORS, OFFICERS AND TRUSTEES
                         LIABILITY INSURANCE INCLUDING
                  HEALTHCARE ORGANIZATION REIMBURSEMENT POLICY

NOTICE: THIS IS A CLAIMS MADE INDEMNITY POLICY WHICH APPLIES ONLY TO ANY "CLAIM" FIRST MADE DURING THE "POLICY PERIOD" AGAINST THE "INSUREDS" FOR A "WRONGFUL ACT". THE LIMIT OF LIABILITY AVAILABLE TO PAY DAMAGES OR SETTLEMENTS SHALL BE REDUCED BY "DEFENSE EXPENSES", AND "DEFENSE EXPENSES" SHALL BE APPLIED AGAINST THE RETENTION. THIS POLICY DOES NOT PROVIDE FOR ANY DUTY BY THE UNDERWRITER TO DEFEND ANY "INSURED". THE COVERAGE AFFORDED BY THIS POLICY DIFFERS IN SOME RESPECTS FROM THAT AFFORDED BY MOST OTHER POLICIES. PLEASE READ CAREFULLY.

-------------------------------------------------------------------------------
ITEM 1. PARENT ORGANIZATION - NAME AND PRINCIPAL ADDRESS:
BJC Barnes Jewish Christian Health System
c/o Risk Management
11155 Dunn Road
P.O. Box 1
Suite 308E
St. Louis, MO 63136
-------------------------------------------------------------------------------
ITEM 2. POLICY PERIOD:
(a) Inception Date: June 1, 1996
(b) Expiration Date: June 1, 1997 at 12:01 a.m. at the Principal Address in
ITEM 1.
-------------------------------------------------------------------------------
ITEM 3. LIMIT OF LIABILITY (inclusive of DEFENSE EXPENSES):
$10,000,000.00 maximum aggregate Limit of Liability for all CLAIMS made during the POLICY PERIOD.
-------------------------------------------------------------------------------
ITEM 4. RETENTIONS (Subject to IV. Condition (C) of the Policy):
(a) $0.00 each INSURED PERSON each CLAIM, but in to event to exceed, in the aggregate,
    $0.00 each CLAIM for all INSURED PERSONS under Insuring Agreement A.
(b) $150,000.00 each CLAIM under Insuring Agreement B.
(c) $150,000.00 each CLAIM under Insuring Agreement C.
-------------------------------------------------------------------------------
ITEM 5. PREMIUM:
(a) Prepaid premium for coverage under Insuring Agreements A & B (included in
    (c) below).
(b) X Additional premium for coverage under Insuring Agreement C is included in (c) below; OR
    _     No coverage is available under Insuring Agreement C.
(c) $142,380.00 Total Premium.
-------------------------------------------------------------------------------
ITEM 6. NOTICE REQUIRED TO BE GIVEN TO THE UNDERWRITER MUST BE ADDRESSED TO:
          Vice President of Claims
          Executive Risk Management Associates
          P.O. Box 2002
          Simsbury, CT 06070
-------------------------------------------------------------------------------
ITEM 7. ENDORSEMENTS ATTACHED AT ISSUANCE:
D21171         D21218         D22396
D21173         D21221
D21178         D21288
D21187         D21325
D21215         D21499
D21217         D21599
-------------------------------------------------------------------------------
THESE DECLARATIONS, THE COMPLETED SIGNED APPLICATION AND THE POLICY WITH ENDORSEMENTS SHALL CONSTITUTE THE CONTRACT BETWEEN THE UNDERWRITER, THE INSURED PERSONS AND THE INSURED ENTITY.
-------------------------------------------------------------------------------
EXECUTIVE RISK INDEMNITY INC. by (Attorney-in-Fact):   August 9, 1996
                                                       /s/ Joseph A.
-------------------------------------------------------------------------------
Form C21113 (3/96 ed.)           INSURED'S COPY              Catalog No. HCid-1

                               ENDORSEMENT NO. 17
                   AMEND PARENT CORPORATION NAME ENDORSEMENT

This Endorsement, effective at 12:01 a.m. on June 1, 1996, forms part of

     Policy No.  751-035566-96
     Issued to   BJC BARNES JEWISH CHRISTIAN HEALTH SYSTEM
     Issued by   Executive Risk Indemnity Inc.

In consideration of the premium charged, the name of the Parent Corporation set forth in Item 1 of the Declarations is amended to read as follows:

BJC Health System

All other terms, conditions and limitations of this Policy shall remain unchanged.

                                   /s/ Paul T. Romano
                                   -----------------------------
                                   Authorized Representative

                               ENDORSEMENT NO. 19
                            ACQUISITION ENDORSEMENT


This Endorsement, effective at 12:01 a.m. on June 1, 1996, forms part of

     Policy No.     761-035566-96
     Issued to      BJC HEALTH SYSTEM
     Issued by      Executive Risk Indemnity Inc.


In consideration of the premium charged, Section 11. Definitions (E) is amended to read as follows:

"(E) "Insured Entity" means the Parent Organization and any for-profit or non-profit Subsidiary as of the Inception Date, plus (1) any non-profit Subsidiary created or acquired during the Policy Period, (2) if The Underwriter agrees to provide such coverage under IV, Condition (G), any for-profit Subsidiary created or acquired during the Policy Period and
       (3) Physician Groups, L.C., ATG Assurance Company, Ltd., Managed care Alternatives, Inc.;"


All other terms, conditions and limitations of this Policy shall remain unchanged.



                                       /s/
                                       ----------------------------------------
                                       Authorized Representative

                                   EXHIBIT J
                           BJC'S CORPORATE GUARANTEE

                                   EXHIBIT J

                            GUARANTY OF PERFORMANCE
                            -----------------------


     THIS GUARANTY OF PERFORMANCE (the "Guaranty") is made and entered into as of the 1st day of May, 1997 by BJC HEALTH SYSTEM (SM) (the "Guarantor") in favor of GROUP HEALTH PLAN, INC. ("GHP").

     WHEREAS, BJC and GHP have entered into a Global Capitation Agreement dated March 12, 1997 (the "Agreement");

     WHEREAS, BJC may desire in the future to assign said Agreement to an entity under common control with, controlled by, or controlling BJC ("Assignee") in accordance with the provisions of Section 10.5 of the Agreement; and

     WHEREAS, Guarantor is willing to guaranty the obligations of Assignee under the Agreement.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in accordance with the requirement of Section 10.5 of the Agreement, Guarantor agrees as follows:

     1. Guarantor unconditionally and absolutely guaranties the punctual payment (when and as due, without extension) of all payments of any kind and nature now or hereafter payable to Assignee to GHP under the Agreement, and the observance of every condition, covenant and obligation of Assignee under the Agreement. This Guaranty shall remain in full force and effect until the obligations of Assignee under the Agreement have been performed in full. This Guaranty shall apply to the Agreement and all extesions, renewals and modifications thereof and shall be deemed to be a continuing guaranty.

     2. The obligations of Guarantor hereunder shall not be impaired, modified, released or limited in any way by any impairment, modification, release or limitation of liability of the Assignee or Assignee's estate in bankruptcy resulting from the operation of any bankruptcy or insolvency laws or related proceedings affecting Assignee. No obligation of Guarantor hereunder shall be deemed to be waived or released as a result of any extension of time for payment, waiver or forbearance granted at any time by GHP To Assignee.

     3. Guarantor agrees that GHP and Assignee may extend the time of payment, and renew or change the manner, place, time and terms of payment of and make any other changes with respect to any or all of the obligations of Assignee under the Agreement, as and to the extent permitted by the Agreement, and this guaranty shall apply to the Agreement as so extended, renewed or changed.

     4. Guarantor agrees that GHP may in its sole and absolute discretion release and otherwise deal with any other guarantor or guarantors, may exercise or refrain from exercising any rights against Assignee or any other guarantor or guarantors or otherwise act or refrain from acting, and may settle or compromise any or all of Assignee's obligations, under the Agreement, all without releasing the Guarantor from its obligations thereunder.

     5. Guarantor shall have no right of subrogation, reimbursement, contribution or indemnity whatsoever, and no right of recourse to or with respect to any assets or property of any guarantor or guarantors or to any collateral owned by Assignee, for the obligations of Assignee guaranteed hereunder unless and until all of said obligations shall have first been paid in full to GHP or otherwise satisfied. Nothing shall discharge or satisfy the liability of the Guarantor hereunder except the full performance and payment to GHP of all the said obligations of Assignee and all obligations of the Guarantor hereunder and, after demanding performance of the Assignee, and failure of the Assignee to perform, GHP may, at its sole discretion, proceed directly against Guarantor without first proceeding against Assignee or any other guarantor or guarantors hereunder.

     6. Guarantor hereby waives notices of acceptance of this Guaranty by GHP and notice of execution or commencement of the Agreement.

     7. Guarantor shall pay to GHP all costs and expenses incurred by GHP in enforcing this Guaranty, including reasonable attorney fees, regardless of whether or not litigation is commenced.

     8. This Guaranty cannot be changed or terminated orally, shall be governed by and construed in accordance with the laws of the State of Missouri and shall be binding on and inure to be benefit of the successors and assigns of the Guarantor and GHP.

     IN WITNESS WHEREOF, this Guaranty is made as of the date first written above.

                                       BJC HEALTH SYSTEM



                                       By: /s/ Edward Case
                                          -------------------------------------
                                       Print Name:
                                                  -----------------------------
                                       Title:
                                             ----------------------------------
                                       Taxpayer ID:
                                                   ----------------------------
                                       Address:
                                               --------------------------------

                                    EXHIBIT K
               CERTIFICATE OF COMPLIANCE WITH LAWS IN RELATION TO
                          EQUAL EMPLOYMENT OPPORTUNITY


                   SUPPLEMENT TO CONTRACTS AND PURCHASE ORDERS

As a supplier of goods and services to Group Health Plan, Inc. (GHP), or any of its subsidiaries or affiliates, which may be used in the performance of U.S. Government contracts, Contractor agrees that the following provisions will, unless inapplicable under Federal rules and regulations, apply to all contracts and purchase orders for goods and services which have been or will be entered into between Contractor and GHP. This agreement is given by Contractor in consideration of purchases by GHP from Contractor and is hereby incorporated by reference as a supplement of each past and future contract or purchase order.

EQUAL EMPLOYMENT OPPORTUNITY. If the aggregate total contract or purchase order value exceeds $10,000, Contractor agrees that Contractor will not discriminate against any employee or applicant for employment because of race, color, religion, sex or national origin; and that Contractor will take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to their race, color, religion, sex, or national origin Without limiting the foregoing, Contractor agrees to and shall be bound by the provisions of the equal opportunity clause set form at 41 CFR 60-1.4, which is Incorporated by reference.

CERTIFICATION OF NONSEGREGATED FACILITIES. If the total contract or purchase order value exceeds $10,000, Contractor agrees as follows:

Contractor certifies that it does not and will not maintain or provide for its employees any segregated facilities at any of its establishments, and that it does not and will not permit its employees to perform their services at any location under its control where segregated facilities are maintained. Contractor agrees that a breach of this certification is a violation of the Equal Opportunity clause required by Executive Order 11246 of September 24, 1965. As used in this certification, the term "segregated facilities" means any waiting rooms, work areas, rest rooms and wash rooms, restaurants and other eating areas, time clocks, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees which are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, or national origin because of habit, local custom, or otherwise.

Contractor further agrees that (except where it has obtained identical certifications from proposed subContractors for specific time periods) it will obtain identical certifications from proposed subContractors prior to the award of subcontracts exceeding $10,000, which are not exempt from the provisions of the Equal Opportunity Clause; that it will forward the following notice to such proposed subContractors (except where the proposed subContractors have submitted identical certifications for specific time periods):

Notice to Prospective SubContractors of Requirement For Certification of NonSegregated Facilities

A Certification of Nonsegregated Facilities, as required by the May 21, 1968, order on Elimination of Segregated Facilities, by the Secretary of Labor (33 Fed. Reg. 7804, May 28,1968), must be submitted prior to the award of a subcontract exceeding $10,000 which is not exempt from the provisions of the Equal Opportunity Clause. The certification may be submitted either for each subcontract or for all subcontracts during a period (i.e., quarterly, semiannually, or annually). NOTE: The penalty for making false statements in offers is prescribed in 18 U.S.C. Section 1001.

AFFIRMATIVE ACTION COMPLIANCE PROGRAM. If the total contract or purchase order value is $50,000 or more and Contractor has 50 or more employees, Contractor will develop a written Affirmative Action Compliance Program for each of its establishments consistent with the rules and regulations of the Department of Labor at 41 CFR 60-1 and 60-2, as such rules and regulations may be amended from time to tme.

EQUAL EMPLOYMENT OPPORTUNITY REPORTING REQUIRMENTS. If the total contract or purchase order value is $50,000 or more and Contractor has 50 or more employees, Contractor will complete and file Government Standard Form 100, Equal Employment Opportunity Employer Information Report EEO-1, in accordance with the instructions contained therein.

EQUAL EMPLOYMENT OPPORTUNITY - VETERANS. If the total contract or purchase order value is $10,000 or more, Contractor agrees to take affirmative action to employ and advance in employment qualified disabled veterans and veterans of the Vietnam era consistent with the rules and regulations of the Department of Labor at 41 CFR 60-250.4, as such rules and regulations may be amended from time to time. Without limiting the foregoing, Contractor agrees to and shall be bound by the provisions of the affirmative action clause set forth at 41 CFR 60-250.4, which is incorporated by reference.

EQUAL EMPLOYMENT OPPORTUNITY - HANDICAPPED. If the total contract or purchase order value is $2,500 or more, Contractor agrees to take affirmative action to employ, advance in employment, and otherwise treat qualified handicapped individuals without discrimination consistent with the rules and regulations of the Department of Labor at 41 CFR 60-741, as such rules and regulations may be amended from time to time. Without limiting the foregoing, Contractor agrees, to and shall be bound by the provisions of the affirmative action clause set forth at 41 CFR 60-741.4, which is incorporated by reference.

EXAMINATION OF RECORDS. If the total contract or purchase order value exceeds $10,000, Contractor agrees that the Controller General of the United States or a duly authorized representative of the General Accounting Office shall have access to, and the right to examine books, documents, papers or other records pertaining to such contracts or purchase order(s).

Contractor will furnish all information and reports required by Executive Order No. 11246, as amended, and by the rules and regulations promulgated thereunder, and will permit access to its books, records and accounts by the contracting agency and the Secretary of Labor for purposes of investigating compliance with such rules and regulations.

CLEAN AIR AND WATER. Contractor certifies as follows:

(a) No facility to be utilized in the performance of its contracts with GHP has been listed on the Environmental Protection Agency List of Violating Facilities for one or more violations of the Clean Air Act (42 U.S.C. 7401 et seq.) or the Clean Water Act (33 U.S.C. 1251 et seq.).

(b) Contractor will promptly notify GHP of the receipt of any communication from the Director, Office of Federal Activities, Environmental Protection Agency, indicating that any facility which Contractor proposes to use for the performance of its contracts with GHP is under consideration to be listed on the EPA list of Violating Facilities.

(c) Contractor will include substantially this certification, including this paragraph (c), in every nonexempt subcontract.

UTILIZATION OF SMALL BUSINESS AND SMALL DISADVANTAGED BUSINESS CONCERNS. Contractor understands that it is the policy of the United States that small business and small business concerns owned and controlled by socially and economically disadvantaged individuals shall have the maximum practicable opportunity to participate in the performance of contracts let by any Federal agency.

Contractor hereby agrees to carry out this policy in the awarding of subcontracts to the fullest extent consistent with the efficient performance of its contracts with GHP. Contractor further agrees to cooperate in any studies or surveys as may be conducted by the United States Small Business Administration or the awarding agency of the United States as may be necessary to determine the extent of Contractor's compliance with this clause.

The term "small business concern" shall mean a small business as defined pursuant to Section 3 of the Small Business Act and relevant regulations promulgated under that Act. The term "small business concern owned and controlled by socially and economically disadvantaged individuals" shall mean a small business Concern (a) which is at least 51 per centum owned by one or more socially and economically disadvantaged individuals; or, in the case of any publicly owned business, at least 51 per centum of the stock of which is owned by one or more socially and economically disadvantaged individuals; and (b) whose management and daily business operations are controlled by one or more of such individuals. The Contractor shall presume that socially and economically disadvantaged individuals include Black Americans, Hispanic Americans, Native Americans, Asian-Pacific Americans, and other minorities, or any other individuals found to be disadvantaged by the Small Business Administration pursuant to Section 8(a) of the Small Business Act.

Contractor acting in good faith may rely on written representations by its subContractors regarding their status as either a small business concern or a small business concern owned and controlled by socially and economically disadvantaged individuals.

If the total contract or purchase order value exceeds $500,000, Contractor agrees to adopt and comply with a small business and small disadvantaged business subcontracting plan containing all the terms and provisions required of such plans by the Small Business Act, as amended, and all pertinent regulations promulgated under that Act.

CERTIFICATION AND DISCLOSURE REGARDING PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS. If the total contract or purchase order value exceeds $100,000, Contractor agrees as follows: Contractor certifies to the best of its knowledge and belief on or after December 23, 1989, that:

(a) No Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a member of Congress on his or her behalf in connection with the awarding of any Federal grant, the making of any Federal grant, the making of any Federal ban, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment or modification of any Federal continuation, renewal, amendment.

(b) If any funds other than Federal appropriated funds (including profit or fee received under a covered Federal transaction) have been paid, or will be paid, to any person for influencing or attempting to influence an officer or employee of any agency, a member of Congress, an officer or employee of Congress, or an employee of a Member of Congress on his or her behalf in connection with any solicitation of the Federal government, the Contractor shall complete and submit, with its offer, OPM Standard Form LLL, Disclosure of Lobbying Activities, to the contracting officers.

(c) The definitions and prohibitions contained in FAR 52.203-12 are hereby incorporated by reference in this certification.

REQUESTED INFORMATION. As a Federal Government Contractor, GHP is required to exercise its best efforts to carry out certain policies of the Federal Government regarding utilization of small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals, labor surplus area concerns, and woman-owned small business concerns. Accordingly, would you please indicate below whether or not your company is a "small business concern," as defined in Section 3 of the Small Business Act, as amended, 15 U.S.C. 632 and regulations issued under that Act; a "small business concern owned and controlled by socially and economically disadvantaged individuals," as defined in Section 8(d) of the Small Business Act, as amended, 15 U.S.C. 637(d) and regulations issued under that Act; a "labor surplus area concern," as defined in 41 CFR 1-1.801 and 32 CFR 7-104.20; and/or a "woman-owned small business," as defined in Federal Acquisition Regulation issued in Executive Order 12138 of May 18, 1979. If you have any questions concerning your status with regard to these categories, you can consult the office of the Small Business Administration servicing your area.

[ ] Contractor is [ ] Contractor is not a Small Business* Concern

[ ] Contractor is [ ] Contractor is not a Small Business Concern Owned and Controlled by Socially and Economically Disadvantaged Individuals

[ ] Contractor is [ ] Contractor is not a Labor Surplus Area Concern

[ ] Contractor is [ ] Contractor is not a Woman-Owned Small Business



Contractor's Name:


By:
   ---------------------------
Title:
      ------------------------
Date:
     -------------------------


*NOTE: The Small Business Administration (SBA) establishes small business size standards on an industry-by-industry basis in its regulations at 13 CFR 121, as amended (the "SBA regulations"). For each industry classification, the SBA regulations set forth the maximum number of employees or annual receipts that are allowed for a concern (including affiliates) to still be considered small, but these thresholds vary by industry. For example, the number of employees allowed generally ranges from 500 to 1,000 depending on the industrial classification. Contractor should refer to the SBA regulations to assist it in answering these questions.

                                   EXHIBIT L
             FORM OF BJC LETTER OF CREDIT FOR EXHIBITS A-1 AND A-3

                                   NEED FORM

[MELLON BANK LETTERHEAD]


                          IRREVOCABLE LETTER OF CREDIT

                                  No. S-852086



                                                                     May 5, 1997

Group Health Plan, Inc.
940 Westport Plaza, Suite 300
St. Louis, MO 63146

Ladies and Gentlemen:

     1. This Letter of Credit Number S-852086 is issued in your favor and for the account of BJC (as hereinafter defined) pursuant to a Reimbursement Agreement dated as of May 1, 1997 (as amended from time to time, the "Reimbursement Agreement") between the BJC Health System ("BJC") and Mellon Bank, N.A. (the "Bank"). This Letter of Credit is established for drawing on or before the Termination Date (as hereinafter defined) of up to the aggregate amount of $19,636,187.49 (the "Stated Amount") which represents three months of claims for BJC Medicare and Commercial Members as more specifically described in the Global Capitation Agreement between BJC and Group Health Plan, Inc. (the "Capitation Agreement").

     2. It is a condition of this Letter of Credit that the Stated Expiration Date (as hereinafter defined) will be automatically extended annually for a period of 364 days, unless we notify you in writing at least thirty (30) days prior to the then current Stated Expiration Date that we elect not to further extend the Stated Expiration Date of this Letter of Credit. Upon receipt of such notice, you may draw on this letter of Credit by presenting a sight draft to us for an amount up to the unused balance of this Letter of Credit on or before the then relevant expiry date.

     3. Funds under this Letter of Credit are available to you against your sight draft(s) drawn on us, stating on their face: "Drawn under Irrevocable Letter of Credit No. S-852086" accompanied by:

     (A) a certificate, in the form of Annex 1 hereto, providing: (i) that sufficient funds do not exist in the Claims Payment Account (as defined in the Capitation Agreement); (ii) a demand has been made upon BJC to deliver funds into the Claims Payment Account pursuant to the Capitation Agreement; (iii) BJC has failed to deliver such funds; (iv) $________ is being drawn hereunder in accordance with such Agreement, which amount represents the amount of such deficiency; and (v) this amount, together with all other amounts previously drawn hereunder, does not exceed the Stated Amount;

     (B) a certificate, in the form of Annex 2 hereto, providing that: (i) the Bank has given you at least 30 days notice that we are not extending the Stated Expiration Date of this Letter of Credit and (ii) BJC has not provided to you a substitute letter of credit for this Letter of Credit which is satisfactory to you; or

                                                        [Melton Bank Letterhead]

     (C) a certificate in the form of Annex 3 hereto, providing that we have delivered to you a notice of termination of this Letter of Credit as a result of (i) a continuing Event of Default (as defined in the Reimbursement Agreement) under the Reimbursement Agreement or any other Related Document (as defined in the Reimbursement Agreement) or (ii) a notice from BJC pursuant to the Reimbursement Agreement instructing that this Letter of Credit terminate.

     4. Any sight draft or certificate delivered by you hereunder may be either
(a) in the form of a letter on your letterhead or (b) in the form of a tested telex or other writing transmitted by any telecommunication facility sent by you to us at the following number(s) as applicable:

     Telex No. 199103
     TWX No. 710-664-2007
     Telecopier No. 412-234-2733

Presentation of any such sight draft and certificate shall be made at our office located at Trade Banking Operations, Three Mellon Bank Center, Room 2329, Pittsburgh, Pennsylvania 15259, Attention: Standby Letters of Credit, or at any other office in the City of Pittsburgh, Pennsylvania which may be designated by us by written notice delivered to you. We hereby agree that all drafts drawn under and in compliance with the terms of this Letter of Credit will be duly honored by us upon delivery of the certificate(s), as specified, if presented at such office on or after the date hereof and on or before the Termination
Date (as defined in paragraph 8 hereof). If drawing is made by you hereunder at or prior to 11:30 A.M., prevailing local time in Pittsburgh, Pennsylvania, on a Business Day (as defined in paragraph 5 hereof), and provided that such drawing and the documents presented in connection therewith conform to the terms conditions hereof, payment shall be made by wire transfer to Boamen's National Bank of St. Louis, ABA #081000032, account no. 100101276850 (the "Account") of the amount specified, in immediately available funds, at or before 3:30 P.M. on the same Business Day. If a drawing is made by you hereunder after 11:30 A.M. prevailing local time in Pittsburgh, Pennsylvania, on a Business Day, and provided that such drawing and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made to the Account of the amount specified, immediately available funds, at or before 12:00 P.M. on the next succeeding Business Day. If a demand for payment made by you hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, we shall give you prompt telephonic notice that the demand for payment was not effected in accordance with the terms and conditions of this Letter of Credit; provided, however, that any failure to give such notice shall not affect the Bank's rights and liabilities hereunder.


     5. As used herein, "Business Day" shall mean a day of the year, other than Saturday or Sunday, on which banks are not required or authorized to close in Pittsburgh, Pennsylvania

     6. Drawings in respect of payments hereunder honored by us shall not, in the aggregate, exceed the Stated Amount. each drawing honored by the Bank hereunder shall pro tanto reduce the amount available under this Letter of Credit. The Stated Amount will not be reinstated by us.

     7. Subject to the further provisions of this paragraph, only you may make a drawing under this Letter of Credit. Upon payment to the Account of the amount specified in a sight draft drawn hereunder, we shall be fully discharged on our obligation under this Letter of Credit with respect to such sight draft and we shall not thereafter be obligated to make any further

                                                              [LOGO] Mellon Bank
--------------------------------------------------------------------------------
Mellon Bank, N.A.                                             (412) 234-6882
Trade Banking Operations                                      Telex: 199103
Three Mellon Bank Center - Room 2329                          Cable: MELLONBANK
Pittsburgh, PA 15259-0001                                     Swift: MELNUS3P
--------------------------------------------------------------------------------

payments under this Letter of Credit in respect of such sight draft to you or any other person who may have made to you or makes to you a demand for payment.

          8. This Letter of Credit shall terminate upon the earliest to occur of the following dates (the "Termination Date"): (i) our close of business on May 4, 1998 or, if said date shall not be a Business Day, on the first Business Day next succeeding said date, as such date may have been extended pursuant to the terms of paragraph 2 hereof (the "Stated Expiration Date"), (ii) the tenth day following the date of your receipt of notice from us that (A) an Event of Default under the Reimbursement Agreement or any Related Document has occurred and is continuing or (B) BJC has instructed pursuant to the Reimbursement Agreement that this Letter of Credit terminate, or (iii) the date on which the entire Stated Amount has been drawn pursuant hereto.

          9. This Letter of Credit shall be governed by the laws of the Commonwealth of Pennsylvania, including Article 5 of the Uniform Commercial Code as in effect in said Commonwealth. This Letter of Credit and the Reimbursement Agreement pursuant to which it is issued shall be supplemented by the provisions (to the extent that such provisions are consistent with this Letter of Credit and such Agreement) of the Uniform Customs and Practices for Documentary Credits, 1993 Revision, International Chamber of Commerce Publication No. 500 (the "Uniform Customs"). Notwithstanding Article 17 of the Uniform Customs, if the Termination Date shall occur during an interruption of our business as described in said Article 17, this Letter of Credit shall nevertheless terminate on such date; provided, however, that the Bank hereby specifically agrees to effect payment of this Letter of Credit is drawn upon within ten (10) days after the resumption of our business. Communications with respect to this Letter of Credit shall be in writing and addressed to us at Trade Banking Operations, Three Mellon Bank Center, Room 2329, Pittsburgh, Pennsylvania 15259, Attention: Standby Letters of Credit, specifically referring therein to Mellon Bank, N.A. Irrevocable Letter of Credit No. S-852086.

          10. All amounts paid by us pursuant to drawings under this Letter of Credit shall be made exclusively from our funds; in no event shall any such payment be made from or in reliance upon funds of any Member of the Obligated Group, including, without limitation, any funds which any Member of the Obligated Group may have on deposit with us.

          11. This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein except only the certificate(s) and the sight draft(s) referred to herein and the Uniform Customs; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificate(s) and sight draft(s) and the Uniform Customs.

                                        Very truly yours,

                                        MELLON BANK, N.A.



                                        By /s/ Annette McClulom
                                           -----------------------------
                                           Authorized Signature